UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item (1)(a):

Annual Report

December 31, 2020

MFS® Global Equity Series

MFS® Variable Insurance Trust

VGE-ANN

MFS® Global Equity Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Comcast Corp., “A”	3.4%
Thermo Fisher Scientific, Inc.	3.2%
Visa, Inc., “A”	3.1%
Medtronic PLC	3.0%
Schneider Electric SE	2.9%
LVMH Moet Hennessy Louis Vuitton SE	2.6%
Accenture PLC, “A”	2.6%
Nestle S.A.	2.5%
Honeywell International, Inc.	2.4%
Walt Disney Co.	2.2%

GICS equity sectors (g)
Industrials	19.9%
Health Care	19.2%
Consumer Staples	14.7%
Information Technology	14.3%
Financials	9.2%
Consumer Discretionary	8.1%
Communication Services	7.2%
Materials	5.6%
Real Estate	0.4%

Issuer country weightings (x)
United States	55.8%
France	11.5%
Switzerland	7.7%
United Kingdom	6.7%
Germany	4.4%
Netherlands	3.0%
Japan	2.7%
Canada	1.9%
Sweden	1.8%
Other Countries	4.5%

Currency exposure weightings (y)
United States Dollar	57.2%
Euro	21.9%
Swiss Franc	7.7%
British Pound Sterling	6.7%
Japanese Yen	2.7%
Swedish Krona	1.8%
South Korean Won	1.1%
Danish Krone	0.6%
Mexican Peso	0.2%
Other Currencies	0.1%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

(o)	Less than 0.1%.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Global Equity Series (fund) provided a total return of 13.29%, while Service Class shares of the fund provided a total return of 13.04%. These compare with a return of 15.90% over the same period for the fund’s benchmark, the MSCI World Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

A combination of security selection and an underweight allocation to the information technology sector detracted from the fund’s performance relative to the MSCI World Index. Here, not owning shares of computer and personal electronics maker Apple and software giant Microsoft hurt relative results. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected. The shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility.

Stock selection within the consumer discretionary sector further weakened relative performance. Not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla weakened relative performance. The share price of Tesla appreciated throughout the period after the company disclosed record deliveries amid the launch of its Model Y and China factory. Additionally, Tesla was added as a constituent to the S&P 500 Index, which further boosted its stock performance.

Stocks in other sectors that held back relative results included the fund’s overweight positions in food processing company Danone (France), life sciences company Bayer (Germany), diversified industrial manufacturer Rolls-Royce Holdings (United Kingdom), premium drinks distributer Diageo (United Kingdom), advertising and marketing firm WPP Group (United Kingdom) and global financial services provider Bank of New York Mellon.

Contributors to Performance

An underweight allocation to the energy sector contributed to the fund’s relative performance. Here, not owning shares of integrated oil and gas company Exxon Mobil and global energy and petrochemicals company Royal Dutch Shell (United Kingdom) contributed to relative returns. The share price of Exxon suffered as oil and gas prices came under significant pressure during the period due to lower volumes and production caused by the COVID-19 virus and the price war between Saudi Arabia and Russia.

Elsewhere, the fund’s overweight positions in life sciences supply company Thermo Fisher Scientific, electrical distribution equipment manufacturer Schneider Electric (France), luxury goods company LVMH Moet Hennessy Louis Vuitton (France), digital payment

3

MFS Global Equity Series

Management Review – continued

technology developer PayPal Holdings, railroad company Kansas City Southern, machinery and industrial products manufacturer Kubota (Japan) and ground delivery service company United Parcel Service further benefited relative returns. The fund’s holdings of microchip and electronics manufacturer Samsung Electronics (b) (South Korea) also contributed to relative performance. The share price of Samsung Electronics appreciated as the company announced operating profit that easily beat market expectations, driven by its strong consumer electronics (TV & Home Appliances) and smartphone businesses.

Respectfully,

Portfolio Manager(s)

Ryan McAllister and Roger Morley

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/99	13.29%	12.20%	10.63%
Service Class	5/01/00	13.04%	11.92%	10.36%

Comparative benchmark(s)
MSCI World Index (net div) (f)		15.90%	12.19%	9.87%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI World Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period

July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.92%	$1,000.00	$1,243.06	$5.19
	Hypothetical (h)	0.92%	$1,000.00	$1,020.51	$4.67
Service Class	Actual	1.17%	$1,000.00	$1,242.41	$6.59
	Hypothetical (h)	1.17%	$1,000.00	$1,019.25	$5.94

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.6%
Aerospace – 3.6%
Honeywell International, Inc.	6,727	$1,430,833
MTU Aero Engines Holding AG	1,300	338,910
Rolls-Royce Holdings PLC (a)	246,111	374,420

		$2,144,163

Airlines – 1.0%
Aena S.A. (a)	3,476	$606,969

Alcoholic Beverages – 5.9%
Carlsberg A.S., “B”	2,074	$331,981
Diageo PLC	32,891	1,299,889
Heineken N.V.	9,245	1,030,253
Pernod Ricard S.A.	4,610	883,067

		$3,545,190

Apparel Manufacturers – 4.3%
Burberry Group PLC (a)	14,100	$345,047
Compagnie Financiere Richemont S.A.	7,375	667,107
LVMH Moet Hennessy Louis Vuitton SE	2,502	1,561,601

		$2,573,755

Automotive – 0.5%
Aptiv PLC	2,541	$331,067

Broadcasting – 3.2%
Omnicom Group, Inc.	2,942	$183,493
Walt Disney Co. (a)	7,260	1,315,367
WPP Group PLC	37,400	406,352

		$1,905,212

Brokerage & Asset Managers – 1.7%
Charles Schwab Corp.	13,350	$708,084
Deutsche Boerse AG	1,830	311,310

		$1,019,394

Business Services – 8.6%
Accenture PLC, “A”	5,952	$1,554,722
Adecco S.A.	4,093	274,446
Brenntag AG	3,814	295,125
Cognizant Technology Solutions Corp., “A”	7,825	641,259
Compass Group PLC	21,112	393,507
Equifax, Inc.	3,341	644,278
Fidelity National Information Services, Inc.	4,485	634,448
PayPal Holdings, Inc. (a)	3,182	745,224

		$5,183,009

Cable TV – 4.0%
Comcast Corp., “A”	39,573	$2,073,625
Liberty Broadband Corp. (a)	2,213	350,473

		$2,424,098

Chemicals – 2.5%
3M Co.	4,816	$841,789
PPG Industries, Inc.	4,807	693,265

		$1,535,054

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – 2.6%
Check Point Software Technologies Ltd. (a)	5,487	$729,277
Oracle Corp.	13,284	859,342

		$1,588,619

Computer Software – Systems – 1.6%
Cisco Systems, Inc.	6,407	$286,713
Samsung Electronics Co. Ltd.	9,181	684,582

		$971,295

Construction – 0.5%
Otis Worldwide Corp.	4,349	$293,775

Consumer Products – 4.4%
Colgate-Palmolive Co.	7,269	$621,572
Essity AB	34,157	1,098,075
Reckitt Benckiser Group PLC	10,627	950,712

		$2,670,359

Electrical Equipment – 4.6%
Amphenol Corp., “A”	2,732	$357,264
Legrand S.A.	7,337	654,317
Schneider Electric SE	12,276	1,774,142

		$2,785,723

Electronics – 1.1%
Hoya Corp.	2,800	$386,964
Microchip Technology, Inc.	2,235	308,676

		$695,640

Food & Beverages – 4.4%
Danone S.A.	16,775	$1,101,714
Nestle S.A.	12,990	1,529,806

		$2,631,520

Gaming & Lodging – 1.1%
Marriott International, Inc., “A”	2,830	$373,334
Whitbread PLC (a)	7,113	301,538

		$674,872

Insurance – 1.5%
AON PLC	3,039	$642,049
Willis Towers Watson PLC	1,238	260,822

		$902,871

Internet – 0.9%
eBay, Inc.	10,763	$540,841

Machinery & Tools – 1.7%
Carrier Global Corp.	3,593	$135,528
Kubota Corp.	40,300	878,556

		$1,014,084

Major Banks – 4.3%
Bank of New York Mellon Corp.	14,063	$596,834
Erste Group Bank AG	5,154	157,032
Goldman Sachs Group, Inc.	3,447	909,008
State Street Corp.	5,990	435,952

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – continued
UBS Group AG	34,568	$483,483

		$2,582,309

Medical Equipment – 14.5%
Abbott Laboratories	7,889	$863,767
Cooper Cos., Inc.	1,630	592,212
EssilorLuxottica	1,445	225,162
Medtronic PLC	15,466	1,811,687
Olympus Corp.	18,000	393,366
Sonova Holding AG (a)	603	155,238
Stryker Corp.	4,651	1,139,681
Thermo Fisher Scientific, Inc.	4,185	1,949,289
Waters Corp. (a)	2,463	609,395
Zimmer Biomet Holdings, Inc.	6,410	987,717

		$8,727,514

Other Banks & Diversified Financials – 4.8%
American Express Co.	5,247	$634,415
Grupo Financiero Banorte S.A. de C.V. (a)	22,198	122,627
Julius Baer Group Ltd.	4,437	257,011
Kasikornbank Co. Ltd.	15,000	57,076
Visa, Inc., “A”	8,481	1,855,049

		$2,926,178

Pharmaceuticals – 4.5%
Bayer AG	11,926	$701,589
Merck KGaA	4,406	755,447
Roche Holding AG	3,620	1,263,504

		$2,720,540

Railroad & Shipping – 4.7%
Canadian National Railway Co.	10,550	$1,158,918
Kansas City Southern Co.	5,674	1,158,234
Union Pacific Corp.	2,561	533,251

		$2,850,403

Real Estate – 0.4%
Deutsche Wohnen SE	4,254	$227,053

Specialty Chemicals – 4.4%
Akzo Nobel N.V.	7,019	$753,379
L’Air Liquide S.A.	3,544	581,239
Linde PLC	1,080	284,591
Linde PLC (a)	4,074	1,060,101

		$2,679,310

Specialty Stores – 0.3%
Hermes International	153	$164,408

Trucking – 1.0%
United Parcel Service, Inc., “B”	3,696	$622,406

Total Common Stocks (Identified Cost, $26,878,613)		$59,537,631

	Strike Price	First Exercise	Shares/Par	Value ($)
WARRANTS – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a)(n) (Identified Cost, $0)	CHF 67.00	11/20/23	14,904	$3,872

INVESTMENT COMPANIES (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $651,977)			651,977	$651,977

OTHER ASSETS, LESS LIABILITIES – 0.3%				154,390

NET ASSETS – 100.0%				$60,347,870

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $651,977 and $59,541,503, respectively.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $3,872, representing 0.0% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CHF	Swiss Franc

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $26,878,613)	$59,541,503
Investments in affiliated issuers, at value (identified cost, $651,977)	651,977
Receivables for
Fund shares sold	121,064
Dividends	119,792
Receivable from investment adviser	6,514
Other assets	501
Total assets	$60,441,351

Liabilities
Payables for
Fund shares reacquired	$44,609
Payable to affiliates
Administrative services fee	102
Shareholder servicing costs	102
Distribution and/or service fees	184
Accrued expenses and other liabilities	48,484
Total liabilities	$93,481
Net assets	$60,347,870

Net assets consist of
Paid-in capital	$23,795,532
Total distributable earnings (loss)	36,552,338
Net assets	$60,347,870
Shares of beneficial interest outstanding	2,460,409

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$46,879,316	1,907,649	$24.57
Service Class	13,468,554	552,760	24.37

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$986,337
Dividends from affiliated issuers	2,585
Other	685
Income on securities loaned	286
Foreign taxes withheld	(62,488)
Total investment income	$927,405
Expenses
Management fee	$500,247
Distribution and/or service fees	28,568
Shareholder servicing costs	7,966
Administrative services fee	18,276
Independent Trustees’ compensation	2,448
Custodian fee	20,802
Shareholder communications	10,538
Audit and tax fees	59,462
Legal fees	557
Miscellaneous	23,237
Total expenses	$672,101
Reduction of expenses by investment adviser	(131,363)
Net expenses	$540,738
Net investment income (loss)	$386,667

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$3,964,367
Affiliated issuers	(54)
Foreign currency	(1,269)
Net realized gain (loss)	$3,963,044
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,743,926
Translation of assets and liabilities in foreign currencies	7,035
Net unrealized gain (loss)	$2,750,961
Net realized and unrealized gain (loss)	$6,714,005
Change in net assets from operations	$7,100,672

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$386,667	$629,173
Net realized gain (loss)	3,963,044	2,141,172
Net unrealized gain (loss)	2,750,961	12,139,593
Change in net assets from operations	$7,100,672	$14,909,938
Total distributions to shareholders	$(2,767,021)	$(4,146,029)
Change in net assets from fund share transactions	$(5,075,552)	$(2,032,350)
Total change in net assets	$(741,901)	$8,731,559

Net assets
At beginning of period	61,089,771	52,358,212
At end of period	$60,347,870	$61,089,771

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$22.79	$18.82	$22.00	$18.59	$18.39

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.25	$0.23	$0.20	$0.17
Net realized and unrealized gain (loss)	2.73	5.35	(2.23)	4.20	1.20
Total from investment operations	$2.89	$5.60	$(2.00)	$4.40	$1.37

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.25)	$(0.21)	$(0.18)	$(0.18)
From net realized gain	(0.85)	(1.38)	(0.97)	(0.81)	(0.99)
Total distributions declared to shareholders	$(1.11)	$(1.63)	$(1.18)	$(0.99)	$(1.17)
Net asset value, end of period (x)	$24.57	$22.79	$18.82	$22.00	$18.59
Total return (%) (k)(r)(s)(x)	13.29	30.57	(9.74)	24.07	7.35

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.16	1.13	1.16	1.19
Expenses after expense reductions (f)	0.92	0.95	0.97	0.97	0.99
Net investment income (loss)	0.75	1.16	1.07	0.95	0.93
Portfolio turnover	12	11	15	11	13
Net assets at end of period (000 omitted)	$46,879	$49,771	$45,219	$52,850	$44,756

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$22.62	$18.70	$21.86	$18.49	$18.30

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.18	$0.18	$0.14	$0.13
Net realized and unrealized gain (loss)	2.71	5.32	(2.21)	4.18	1.18
Total from investment operations	$2.81	$5.50	$(2.03)	$4.32	$1.31

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.20)	$(0.16)	$(0.14)	$(0.13)
From net realized gain	(0.85)	(1.38)	(0.97)	(0.81)	(0.99)
Total distributions declared to shareholders	$(1.06)	$(1.58)	$(1.13)	$(0.95)	$(1.12)
Net asset value, end of period (x)	$24.37	$22.62	$18.70	$21.86	$18.49
Total return (%) (k)(r)(s)(x)	13.04	30.20	(9.92)	23.75	7.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.41	1.38	1.42	1.44
Expenses after expense reductions (f)	1.17	1.20	1.22	1.22	1.24
Net investment income (loss)	0.48	0.85	0.86	0.68	0.70
Portfolio turnover	12	11	15	11	13
Net assets at end of period (000 omitted)	$13,469	$11,319	$7,139	$10,162	$7,033

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally

14

MFS Global Equity Series

Notes to Financial Statements – continued

traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$32,871,432	$—	$—	$32,871,432
France	6,945,650	—	—	6,945,650
Switzerland	3,464,289	1,170,178	—	4,634,467
United Kingdom	2,365,224	1,706,241	—	4,071,465
Germany	2,629,434	—	—	2,629,434
Netherlands	1,783,632	—	—	1,783,632
Japan	1,658,886	—	—	1,658,886
Canada	1,158,918	—	—	1,158,918
Sweden	1,098,075	—	—	1,098,075
Other Countries	2,082,575	606,969	—	2,689,544
Mutual Funds	651,977	—	—	651,977
Total	$56,710,092	$3,483,388	$—	$60,193,480

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the

15

MFS Global Equity Series

Notes to Financial Statements – continued

Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$699,005	$712,018
Long-term capital gains	2,068,016	3,434,011
Total distributions	$2,767,021	$4,146,029

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$28,052,924
Gross appreciation	32,398,911
Gross depreciation	(258,355)
Net unrealized appreciation (depreciation)	$32,140,556

Undistributed ordinary income	463,083
Undistributed long-term capital gain	3,941,434
Other temporary differences	7,265

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Global Equity Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$2,194,634	$3,413,794
Service Class	572,387	732,235
Total	$2,767,021	$4,146,029

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $6,106, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $125,257, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $7,691, which equated to 0.0138% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $275.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0329% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

17

MFS Global Equity Series

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $32,976 and $44,793, respectively. The sales transactions resulted in net realized gains (losses) of $15,931.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $6,837,832 and $14,669,101, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	374,120	$7,560,367	243,665	$5,233,272
Service Class	195,660	4,034,412	181,904	3,932,099
	569,780	$11,594,779	425,569	$9,165,371

Shares issued to shareholders in reinvestment of distributions
Initial Class	100,487	$2,194,634	164,362	$3,413,794
Service Class	26,402	572,387	35,494	732,235
	126,889	$2,767,021	199,856	$4,146,029

Shares reacquired
Initial Class	(750,977)	$(15,997,296)	(626,155)	$(13,215,661)
Service Class	(169,724)	(3,440,056)	(98,818)	(2,128,089)
	(920,701)	$(19,437,352)	(724,973)	$(15,343,750)

Net change
Initial Class	(276,370)	$(6,242,295)	(218,128)	$(4,568,595)
Service Class	52,338	1,166,743	118,580	2,536,245
	(224,032)	$(5,075,552)	(99,548)	$(2,032,350)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $276 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$198,259	$12,087,670	$11,633,898	$(54)	$—	$651,977

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,585	$—

18

MFS Global Equity Series

Notes to Financial Statements – continued

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Global Equity Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

22

MFS Global Equity Series

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Ryan McAllister Roger Morley

23

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Equity Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

25

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,275,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 52.77% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $612,471. The fund intends to pass through foreign tax credits of $61,853 for the fiscal year.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2020

MFS® Growth Series

MFS® Variable Insurance Trust

VEG-ANN

MFS® Growth Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	9.6%
Amazon.com, Inc.	8.8%
Alphabet, Inc., “A”	4.5%
Adobe Systems, Inc.	3.9%
Facebook, Inc., “A”	3.5%
MasterCard, Inc., “A”	3.3%
Visa, Inc., “A”	2.8%
Apple, Inc.	2.6%
PayPal Holdings, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.1%

GICS equity sectors (g)
Information Technology	41.4%
Communication Services	18.0%
Consumer Discretionary	12.3%
Health Care	11.3%
Industrials	7.5%
Consumer Staples	2.6%
Financials	2.4%
Materials	2.4%
Real Estate	1.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020 Initial Class shares of the MFS Growth Series (fund) provided a total return of 31.86%, while Service Class shares of the fund provided a total return of 31.54%. These compare with a return of 38.49% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Stock selection in both the information technology and consumer discretionary sectors weakened performance relative to the Russell 1000® Growth Index. Within the information technology sector, an underweight position in computer and personal electronics maker Apple, and the timing of the fund’s overweight positions in financial technology services provider Fiserv (h), electronic payment services company Global Payments and global banking and payment technologies provider Fidelity National Information Services, held back relative returns. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected. The shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility. Within the consumer discretionary sector, not owning shares of electric vehicle manufacturer Tesla detracted from relative results. The share price of Tesla appreciated throughout the period after the company disclosed record deliveries amid the launch of its Model Y and China factory. Additionally, Tesla was added as a constituent to the S&P 500 Index, which further boosted the stock’s performance.

Elsewhere, the fund’s overweight positions in medical devices maker Boston Scientific, construction materials company Vulcan Materials and risk management and human capital consulting services provider AON, and the fund’s position in medical device maker Medtronic (b)(h), detracted from relative returns. The share price of Boston Scientific came under pressure amid the ongoing market turbulence, and after its management reported lower-than-expected revenue growth, driven by price declines in Japan and China due to the COVID-19 outbreak.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS Growth Series

Management Review – continued

Contributors to Performance

Stock selection in the industrials sector contributed to relative performance. Within this sector, not holding shares of aerospace company Boeing and defense contractor Lockheed Martin benefited relative returns. The share price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.

An underweight allocation and stock selection within the consumer staples sector bolstered relative results. Within this sector, not holding shares of beverage maker Coca-Cola aided relative performance. Shares of Coca-Cola declined as restrictions on travel, sporting events, restaurants and other away-from-home consumption venues had an adverse impact on volume and revenues. The company also withdrew guidance due to uncertainty and disruptions caused by COVID-19 and the policies put in place to reduce the spread of the virus.

Stock selection in both the financials and communication services sectors further supported relative returns. Within the financials sector, an overweight position in index data provider MSCI helped in relative terms. The share price of MSCI benefited from better-than-expected revenue growth, driven by strength in non-recurring subscription index revenues, lower expenses and a much lower-than-expected tax rate. Within the communication services sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund’s largest relative contributors during the period.

Stocks in other sectors that strengthened relative returns included the fund’s overweight positions in credit card payment processing solutions services provider Square, software company Adobe Systems and digital payment technology developer PayPal Holdings. Additionally, not owning shares of biotechnology firm Amgen, holdings of cloud-based e-commerce platform operator Shopify (b) and the timing of the fund’s underweight position in pharmaceutical company Merck & Co. further aided relative performance.

Respectfully,

Portfolio Manager(s)

Eric Fischman and Paul Gordon

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/95	31.86%	20.28%	16.80%
Service Class	5/01/00	31.54%	19.98%	16.50%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		38.49%	21.00%	17.21%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Growth Index (h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

(h)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.72%	$1,000.00	$1,198.51	$3.98
	Hypothetical (h)	0.72%	$1,000.00	$1,021.52	$3.66
Service Class	Actual	0.97%	$1,000.00	$1,196.77	$5.36
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	131,205	$18,561,571

Biotechnology – 1.5%
Alnylam Pharmaceuticals, Inc. (a)	36,361	$4,725,839
Seagen, Inc. (a)	56,147	9,833,586
Vertex Pharmaceuticals, Inc. (a)	77,048	18,209,524

		$32,768,949

Broadcasting – 1.6%
Netflix, Inc. (a)	63,814	$34,506,144

Business Services – 9.4%
Clarivate PLC (a)	592,320	$17,597,827
CoStar Group, Inc. (a)	22,931	21,194,665
Equifax, Inc.	43,147	8,320,467
Fidelity National Information Services, Inc.	43,469	6,149,125
Global Payments, Inc.	71,589	15,421,702
IHS Markit Ltd.	84,785	7,616,237
MSCI, Inc.	81,327	36,314,945
PayPal Holdings, Inc. (a)	241,393	56,534,241
Verisk Analytics, Inc., “A”	176,858	36,713,952

		$205,863,161

Cable TV – 1.6%
Charter Communications, Inc., “A” (a)	54,075	$35,773,316

Computer Software – 21.0%
Adobe Systems, Inc. (a)	172,694	$86,367,723
Atlassian Corp. PLC, “A” (a)	62,058	14,513,505
Autodesk, Inc. (a)	85,868	26,218,935
Black Knight, Inc. (a)	78,540	6,939,009
Cadence Design Systems, Inc. (a)	150,947	20,593,699
Intuit, Inc.	110,598	42,010,650
Microsoft Corp.	948,722	211,014,747
salesforce.com, inc. (a)	160,792	35,781,044
Snowflake, Inc., “A” (a)	8,917	2,509,244
Synopsys, Inc. (a)	55,183	14,305,641

		$460,254,197

Computer Software – Systems – 6.5%
Apple, Inc.	435,737	$57,817,943
ServiceNow, Inc. (a)	59,445	32,720,311
Square, Inc., “A” (a)	149,152	32,461,441
TransUnion	195,721	19,419,438

		$142,419,133

Construction – 2.3%
Sherwin-Williams Co.	41,662	$30,617,821
Vulcan Materials Co.	141,869	21,040,591

		$51,658,412

Consumer Products – 2.5%
Colgate-Palmolive Co.	329,620	$28,185,806
Estee Lauder Cos., Inc., “A”	99,032	26,361,328

		$54,547,134

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 0.9%
AMETEK, Inc.	157,217	$19,013,824

Electronics – 4.7%
Applied Materials, Inc.	192,078	$16,576,331
ASML Holding N.V.	31,744	15,482,184
Lam Research Corp.	63,812	30,136,493
NVIDIA Corp.	79,657	41,596,886

		$103,791,894

General Merchandise – 0.7%
Dollar General Corp.	69,201	$14,552,970

Health Maintenance Organizations – 0.4%
UnitedHealth Group, Inc.	24,195	$8,484,703

Insurance – 0.7%
Aon PLC	74,021	$15,638,417

Internet – 12.5%
Airbnb, Inc., “A” (a)	3,631	$533,031
Alibaba Group Holding Ltd., ADR (a)	64,027	14,901,004
Alphabet, Inc., “A” (a)	56,068	98,267,019
Alphabet, Inc., “C” (a)	16,892	29,592,757
Facebook, Inc., “A” (a)	280,491	76,618,922
Match Group, Inc. (a)	172,427	26,069,238
Pinterest, Inc. (a)	149,168	9,830,171
Sea Ltd., ADR (a)	55,851	11,117,142
Spotify Technology S.A. (a)	26,632	8,380,025

		$275,309,309

Leisure & Toys – 3.0%
Activision Blizzard, Inc.	229,602	$21,318,546
Electronic Arts, Inc.	201,241	28,898,208
Take-Two Interactive Software, Inc. (a)	72,322	15,027,788

		$65,244,542

Machinery & Tools – 0.8%
Roper Technologies, Inc.	42,156	$18,173,030

Medical & Health Technology & Services – 0.4%
Teladoc Health, Inc. (a)	45,689	$9,135,972

Medical Equipment – 7.5%
Abbott Laboratories	284,007	$31,095,927
Becton, Dickinson and Co.	44,605	11,161,063
Boston Scientific Corp. (a)	361,306	12,988,951
Danaher Corp.	195,714	43,475,908
Edwards Lifesciences Corp. (a)	141,271	12,888,153
STERIS PLC	33,063	6,266,761
Thermo Fisher Scientific, Inc.	99,041	46,131,317

		$164,008,080

Network & Telecom – 0.7%
Equinix, Inc., REIT	22,035	$15,736,956

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – 6.1%
Mastercard, Inc., “A”	203,943	$72,795,415
Visa, Inc., “A”	277,347	60,664,109

		$133,459,524

Pharmaceuticals – 1.6%
Merck & Co., Inc.	37,842	$3,095,476
Zoetis, Inc.	188,547	31,204,528

		$34,300,004

Railroad & Shipping – 0.7%
Canadian Pacific Railway Ltd.	43,418	$15,052,586

Restaurants – 0.7%
Chipotle Mexican Grill, Inc., “A” (a)	9,588	$13,295,776
Starbucks Corp.	26,582	2,843,742

		$16,139,518

Specialty Stores – 10.0%
Amazon.com, Inc. (a)	59,563	$193,992,521
Costco Wholesale Corp.	7,270	2,739,191
Lululemon Athletica, Inc. (a)	34,281	11,930,816
Shopify, Inc. (a)	9,384	10,622,219

		$219,284,747

Telecommunications – Wireless – 0.8%
American Tower Corp., REIT	78,393	$17,596,093

Total Common Stocks (Identified Cost, $818,569,021)		$2,181,274,186

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $18,169,621)	18,169,621	$18,169,621

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(4,014,236)

NET ASSETS – 100.0%		$2,195,429,571

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $18,169,621 and $2,181,274,186, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $818,569,021)	$2,181,274,186
Investments in affiliated issuers, at value (identified cost, $18,169,621)	18,169,621
Receivables for
Fund shares sold	2,040,223
Interest and dividends	283,847
Other assets	7,899
Total assets	$2,201,775,776

Liabilities
Payables for
Fund shares reacquired	$6,083,370
Payable to affiliates
Investment adviser	82,019
Administrative services fee	1,445
Shareholder servicing costs	789
Distribution and/or service fees	7,016
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	171,551
Total liabilities	$6,346,205
Net assets	$2,195,429,571

Net assets consist of
Paid-in capital	$517,849,970
Total distributable earnings (loss)	1,677,579,601
Net assets	$2,195,429,571
Shares of beneficial interest outstanding	30,100,314

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,681,327,086	22,780,389	$73.81
Service Class	514,102,485	7,319,925	70.23

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$9,826,385
Dividends from affiliated issuers	99,303
Income on securities loaned	61,629
Other	46,745
Foreign taxes withheld	(23,957)
Total investment income	$10,010,105
Expenses
Management fee	$13,709,727
Distribution and/or service fees	1,097,256
Shareholder servicing costs	52,043
Administrative services fee	268,135
Independent Trustees’ compensation	29,867
Custodian fee	95,152
Shareholder communications	104,946
Audit and tax fees	61,736
Legal fees	15,577
Miscellaneous	49,660
Total expenses	$15,484,099
Reduction of expenses by investment adviser	(215,147)
Net expenses	$15,268,952
Net investment income (loss)	$(5,258,847)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$321,365,015
Affiliated issuers	(2,225)
Foreign currency	(914)
Net realized gain (loss)	$321,361,876
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$234,351,315
Translation of assets and liabilities in foreign currencies	(335)
Net unrealized gain (loss)	$234,350,980
Net realized and unrealized gain (loss)	$555,712,856
Change in net assets from operations	$550,454,009

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$(5,258,847)	$(1,992,050)
Net realized gain (loss)	321,361,876	128,302,639
Net unrealized gain (loss)	234,350,980	424,578,183
Change in net assets from operations	$550,454,009	$550,888,772
Total distributions to shareholders	$(127,591,165)	$(152,335,206)
Change in net assets from fund share transactions	$(95,720,771)	$(43,895,060)
Total change in net assets	$327,142,073	$354,658,506

Net assets
At beginning of period	1,868,287,498	1,513,628,992
At end of period	$2,195,429,571	$1,868,287,498

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$59.40	$47.01	$48.90	$38.76	$40.17

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.04)	$0.00 (w)	$0.06	$0.05	(c)
Net realized and unrealized gain (loss)	18.88	17.53	1.81	11.95	1.01
Total from investment operations	$18.74	$17.49	$1.81	$12.01	$1.06

Less distributions declared to shareholders
From net investment income	$—	$—	$(0.05)	$(0.05)	$(0.02)
From net realized gain	(4.33)	(5.10)	(3.65)	(1.82)	(2.45)
Total distributions declared to shareholders	$(4.33)	$(5.10)	$(3.70)	$(1.87)	$(2.47)
Net asset value, end of period (x)	$73.81	$59.40	$47.01	$48.90	$38.76
Total return (%) (k)(r)(s)(x)	31.86	38.15	2.67	31.40	2.44	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.74	0.75	0.76	0.75	(c)
Expenses after expense reductions (f)	0.72	0.73	0.74	0.75	0.74	(c)
Net investment income (loss)	(0.21)	(0.06)	0.00 (w)	0.13	0.12	(c)
Portfolio turnover	29	11	15	14	24
Net assets at end of period (000 omitted)	$1,681,327	$1,467,280	$1,226,217	$1,332,128	$1,179,822

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$56.82	$45.26	$47.27	$37.57	$39.09

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.29)	$(0.17)	$(0.13)	$(0.05)	$(0.05	)(c)
Net realized and unrealized gain (loss)	18.03	16.83	1.77	11.57	0.98
Total from investment operations	$17.74	$16.66	$1.64	$11.52	$0.93

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(4.33)	(5.10)	(3.65)	(1.82)	(2.45)
Total distributions declared to shareholders	$(4.33)	$(5.10)	$(3.65)	$(1.82)	$(2.45)
Net asset value, end of period (x)	$70.23	$56.82	$45.26	$47.27	$37.57
Total return (%) (k)(r)(s)(x)	31.54	37.78	2.41	31.08	2.18	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	1.00	1.01	1.00	(c)
Expenses after expense reductions (f)	0.97	0.98	0.99	1.00	0.99	(c)
Net investment income (loss)	(0.46)	(0.31)	(0.25)	(0.12)	(0.13	)(c)
Portfolio turnover	29	11	15	14	24
Net assets at end of period (000 omitted)	$514,102	$401,008	$287,412	$289,733	$235,869

See Notes to Financial Statements

12

MFS Growth Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser

14

MFS Growth Series

Notes to Financial Statements – continued

generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,181,274,186	$—	$—	$2,181,274,186
Mutual Funds	18,169,621	—	—	18,169,621
Total	$2,199,443,807	$—	$—	$2,199,443,807

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

15

MFS Growth Series

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Long-term capital gains	$127,591,165	$152,335,206

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$839,003,900
Gross appreciation	1,361,814,542
Gross depreciation	(1,374,635)
Net unrealized appreciation (depreciation)	$1,360,439,907

Undistributed ordinary income	1,658,165
Undistributed long-term capital gain	315,481,466
Other temporary differences	63

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$97,613,169	$120,147,549
Service Class	29,977,996	32,187,657
Total	$127,591,165	$152,335,206

16

MFS Growth Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $215,147, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $49,237, which equated to 0.0025% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $2,806.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,174,020 and $3,288,451, respectively. The sales transactions resulted in net realized gains (losses) of $1,846,523.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $46,500, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $557,795,860 and $777,307,835, respectively.

17

MFS Growth Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,476,731	$92,793,470	1,217,214	$67,244,090
Service Class	1,452,278	89,443,781	1,261,274	67,355,720
	2,929,009	$182,237,251	2,478,488	$134,599,810

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,364,516	$96,648,663	2,176,755	$118,894,370
Service Class	444,382	29,977,996	615,443	32,187,657
	1,808,898	$126,626,659	2,792,198	$151,082,027

Shares reacquired
Initial Class	(4,764,482)	$(305,550,308)	(4,773,226)	$(266,754,702)
Service Class	(1,633,664)	(99,034,373)	(1,169,906)	(62,822,195)
	(6,398,146)	$(404,584,681)	(5,943,132)	$(329,576,897)

Net change
Initial Class	(1,923,235)	$(116,108,175)	(1,379,257)	$(80,616,242)
Service Class	262,996	20,387,404	706,811	36,721,182
	(1,660,239)	$(95,720,771)	(672,446)	$(43,895,060)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 6%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $9,093 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$13,494	$335,131,661	$316,973,309	$(2,225)	$—	$18,169,621

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$99,303	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

18

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Growth Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

20

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

21

MFS Growth Series

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Eric Fischman Paul Gordon

22

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Growth Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

23

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

24

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $140,351,000 as capital gain dividends paid during the fiscal year.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2020

MFS® Investors Trust Series

MFS® Variable Insurance Trust

VGI-ANN

MFS® Investors Trust Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	5.0%
Alphabet, Inc., “A”	4.1%
Apple, Inc.	2.6%
JPMorgan Chase & Co.	2.5%
Johnson & Johnson	2.4%
Visa, Inc., “A”	2.4%
Medtronic PLC	2.3%
Mastercard, Inc., “A”	2.2%
Honeywell International, Inc.	2.2%
Comcast Corp., “A”	2.1%

GICS equity sectors (g)
Information Technology	24.5%
Health Care	18.1%
Communication Services	11.7%
Financials	11.2%
Consumer Discretionary	9.2%
Consumer Staples	8.3%
Industrials	6.8%
Materials	4.5%
Real Estate	3.1%
Energy	1.6%
Utilities	0.6%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Investors Trust Series (fund) provided a total return of 13.87%, while Service Class shares of the fund provided a total return of 13.60%. These compare with a return of 18.40% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Security selection in the information technology sector detracted from performance relative to the S&P 500 Index. Within this sector, the fund’s underweight position in computer and personal electronics maker Apple, and not holding shares of strong-performing computer graphics processor maker NVIDIA and digital payment technology developer PayPal, hurt relative returns. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected and the shift toward work-from-home and remote learning supported strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility.

Stock selection and, to a lesser extent, an underweight position in the consumer discretionary sector also weakened relative returns over the reporting period. Here, not holding shares of strong-performing internet retailer Amazon.com hindered the fund’s relative results as Amazon’s share price rose over the reporting period, driven by increased demand for cloud-computing services and at-home retail demand.

Stocks in other sectors that were among the fund’s top relative detractors included holding shares of natural gas and petrochemical products manufacturer Enterprise Products Partners (b) and food processing company Danone (b) (France), as well as the timing of the fund’s overweight positions in oil field services company Schlumberger (h) and energy exploration and production company EOG Resources (h). Lastly, the fund’s overweight position in shares of medical technology company Becton, Dickinson & Co. also held back relative returns.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS Investors Trust Series

Management Review – continued

Contributors to Performance

Stock selection in both the financials and communication services sectors benefited performance relative to the benchmark over the reporting period. Within the financials sector, not holding shares of diversified financial services firm Wells Fargo supported relative results. The stock price of Wells Fargo declined early in the reporting period, along with many other financial services stocks, as bond yields collapsed, notably on US 10-year Treasury bonds, and concerns about increased potential loan losses arose as global economic activity ground to a halt in efforts to stem the spread of the COVID-19 virus. Within the communication services sector, not holding shares of telecommunication services provider AT&T contributed to relative returns as the company’s stock price declined along with broader equity markets in the spring, but never recovered, as lower advertising revenue and foreign exchange headwinds weighed on the company’s earnings results.

An underweight position in the weak-performing utilities sector also lifted relative performance. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s top relative contributors over the reporting period.

Elsewhere, not holding shares of poor-performing integrated oil and gas company Exxon Mobil, energy company Chevron and aerospace company Boeing added to relative results. Overweight positions in specialty rural lifestyle retailer Tractor Supply Company, life sciences supply company Thermo Fisher Scientific, healthcare equipment manufacturer Danaher, retail giant Target and software company Adobe Systems further contributed to relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Kevin Beatty, Alison O’Neill Mackey, and Ted Maloney

Note to Contract Owners: Effective September 30, 2021, Kevin Beatty will no longer be a Portfolio Manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/95	13.87%	13.66%	12.50%
Service Class	5/01/00	13.60%	13.38%	12.22%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		18.40%	15.22%	13.88%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index (g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

(g)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.79%	$1,000.00	$1,200.00	$4.37
	Hypothetical (h)	0.79%	$1,000.00	$1,021.17	$4.01
Service Class	Actual	1.04%	$1,000.00	$1,198.54	$5.75
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.6%
Aerospace – 2.8%
Honeywell International, Inc.	78,314	$16,657,388
Raytheon Technologies Corp.	70,609	5,049,249

		$21,706,637

Alcoholic Beverages – 2.4%
Diageo PLC	248,815	$9,833,444
Pernod Ricard S.A.	46,406	8,889,289

		$18,722,733

Apparel Manufacturers – 2.5%
LVMH Moet Hennessy Louis Vuitton SE	18,493	$11,542,240
NIKE, Inc., “B”	55,180	7,806,315

		$19,348,555

Biotechnology – 1.3%
Illumina, Inc. (a)	17,251	$6,382,870
Vertex Pharmaceuticals, Inc. (a)	16,525	3,905,518

		$10,288,388

Brokerage & Asset Managers – 2.9%
Blackstone Group, Inc.	87,876	$5,695,244
Charles Schwab Corp.	94,594	5,017,266
NASDAQ, Inc.	88,153	11,701,429

		$22,413,939

Business Services – 4.5%
Accenture PLC, “A”	40,953	$10,697,333
Amdocs Ltd.	126,590	8,979,029
Fidelity National Information Services, Inc.	105,690	14,950,907

		$34,627,269

Cable TV – 2.5%
Cable One, Inc.	1,122	$2,499,502
Comcast Corp., “A”	311,516	16,323,438

		$18,822,940

Chemicals – 0.9%
PPG Industries, Inc.	45,080	$6,501,438

Computer Software – 8.1%
Adobe Systems, Inc. (a)	27,685	$13,845,822
Microsoft Corp.	173,815	38,659,932
salesforce.com, inc. (a)	44,114	9,816,689

		$62,322,443

Computer Software – Systems – 2.6%
Apple, Inc.	147,395	$19,557,843

Construction – 1.3%
Sherwin-Williams Co.	13,761	$10,113,096

Consumer Products – 2.6%
Colgate-Palmolive Co.	105,705	$9,038,835
Estee Lauder Cos., Inc., “A”	16,674	4,438,452
Kimberly-Clark Corp.	48,968	6,602,355

		$20,079,642

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Containers – 1.4%
Crown Holdings, Inc. (a)	103,518	$10,372,504

Electrical Equipment – 3.4%
AMETEK, Inc.	79,679	$9,636,378
Fortive Corp.	115,911	8,208,817
TE Connectivity Ltd.	64,447	7,802,599

		$25,647,794

Electronics – 3.6%
Analog Devices, Inc.	56,115	$8,289,869
Applied Materials, Inc.	66,280	5,719,964
Texas Instruments, Inc.	82,979	13,619,343

		$27,629,176

Energy – Independent – 0.6%
ConocoPhillips	104,773	$4,189,872

Food & Beverages – 2.1%
Danone S.A.	135,950	$8,928,640
Mondelez International, Inc.	115,675	6,763,517

		$15,692,157

General Merchandise – 1.2%
Dollar General Corp.	45,414	$9,550,564

Health Maintenance Organizations – 1.0%
Cigna Corp.	36,714	$7,643,121

Insurance – 1.0%
Chubb Ltd.	50,086	$7,709,237

Internet – 7.6%
Alphabet, Inc., “A” (a)	17,744	$31,098,844
Alphabet, Inc., “C” (a)	6,593	11,550,145
Facebook, Inc., “A” (a)	55,638	15,198,076

		$57,847,065

Leisure & Toys – 1.7%
Electronic Arts, Inc.	92,036	$13,216,370

Major Banks – 6.2%
Bank of America Corp.	518,456	$15,714,401
Goldman Sachs Group, Inc.	48,042	12,669,156
JPMorgan Chase & Co.	149,888	19,046,268

		$47,429,825

Medical & Health Technology & Services – 1.8%
ICON PLC (a)	23,409	$4,564,287
PRA Health Sciences, Inc. (a)	76,200	9,558,528

		$14,122,815

Medical Equipment – 7.5%
Becton, Dickinson and Co.	58,028	$14,519,766
Danaher Corp.	49,627	11,024,142
Medtronic PLC	150,743	17,658,035
Thermo Fisher Scientific, Inc.	30,822	14,356,271

		$57,558,214

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Natural Gas – Pipeline – 1.1%
Enterprise Products Partners LP	425,243	$8,330,510

Network & Telecom – 1.2%
Equinix, Inc., REIT	13,291	$9,492,166

Other Banks & Diversified Financials – 5.7%
Mastercard, Inc., “A”	47,749	$17,043,528
Truist Financial Corp.	176,679	8,468,225
Visa, Inc., “A”	83,803	18,330,230

		$43,841,983

Pharmaceuticals – 6.4%
Eli Lilly & Co.	70,369	$11,881,102
Johnson & Johnson	118,657	18,674,238
Merck & Co., Inc.	138,076	11,294,617
Zoetis, Inc.	45,226	7,484,903

		$49,334,860

Railroad & Shipping – 1.5%
Canadian National Railway Co.	104,659	$11,496,791

Restaurants – 0.9%
Starbucks Corp.	61,836	$6,615,215

Specialty Chemicals – 0.9%
DuPont de Nemours, Inc.	100,541	$7,149,471

Specialty Stores – 5.7%
Costco Wholesale Corp.	23,787	$8,962,466
Home Depot, Inc.	44,996	11,951,837
Target Corp.	68,300	12,056,999
Tractor Supply Co.	75,622	10,630,941

		$43,602,243

Telecommunications – Wireless – 1.9%
American Tower Corp., REIT	63,137	$14,171,731

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Trucking – 0.2%
Old Dominion Freight Line, Inc.	6,654	$1,298,728

Utilities – Electric Power – 0.6%
American Electric Power Co., Inc.	57,292	$4,770,705

Total Common Stocks (Identified Cost, $371,954,112)		$763,218,040

INVESTMENT COMPANIES (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $2,722,233)	2,722,233	$2,722,233

OTHER ASSETS, LESS LIABILITIES – 0.0%		5,221

NET ASSETS – 100.0%		$765,945,494

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,722,233 and $763,218,040, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $371,954,112)	$763,218,040
Investments in affiliated issuers, at value (identified cost, $2,722,233)	2,722,233
Receivables for
Fund shares sold	104,889
Dividends	439,058
Other assets	2,922
Total assets	$766,487,142

Liabilities
Payables for
Fund shares reacquired	$390,099
Payable to affiliates
Investment adviser	30,712
Administrative services fee	543
Shareholder servicing costs	428
Distribution and/or service fees	6,730
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	113,125
Total liabilities	$541,648
Net assets	$765,945,494

Net assets consist of
Paid-in capital	$343,946,647
Total distributable earnings (loss)	421,998,847
Net assets	$765,945,494
Shares of beneficial interest outstanding	21,161,530

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$269,852,116	7,378,320	$36.57
Service Class	496,093,378	13,783,210	35.99

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$10,927,808
Dividends from affiliated issuers	58,140
Other	21,903
Income on securities loaned	18,440
Foreign taxes withheld	(107,081)
Total investment income	$10,919,210
Expenses
Management fee	$5,204,882
Distribution and/or service fees	1,118,247
Shareholder servicing costs	32,080
Administrative services fee	102,252
Independent Trustees’ compensation	14,203
Custodian fee	39,433
Shareholder communications	66,463
Audit and tax fees	58,368
Legal fees	5,867
Miscellaneous	30,878
Total expenses	$6,672,673
Reduction of expenses by investment adviser	(76,296)
Net expenses	$6,596,377
Net investment income (loss)	$4,322,833

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$25,241,190
Affiliated issuers	(2,280)
Foreign currency	(8,993)
Net realized gain (loss)	$25,229,917
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$66,669,452
Affiliated issuers	22
Net unrealized gain (loss)	$66,669,474
Net realized and unrealized gain (loss)	$91,899,391
Change in net assets from operations	$96,222,224

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$4,322,833	$4,245,875
Net realized gain (loss)	25,229,917	21,650,086
Net unrealized gain (loss)	66,669,474	148,081,475
Change in net assets from operations	$96,222,224	$173,977,436
Total distributions to shareholders	$(25,105,390)	$(42,277,259)
Change in net assets from fund share transactions	$(23,803,177)	$29,872,889
Total change in net assets	$47,313,657	$161,573,066

Net assets
At beginning of period	718,631,837	557,058,771
At end of period	$765,945,494	$718,631,837

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$33.27	$27.05	$30.07	$25.57	$26.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.25	$0.26	$0.22	$0.23	(c)
Net realized and unrealized gain (loss)	4.26	8.08	(1.71)	5.62	2.01
Total from investment operations	$4.51	$8.33	$(1.45)	$5.84	$2.24

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.20)	$(0.21)	$(0.24)
From net realized gain	(1.00)	(1.89)	(1.37)	(1.13)	(3.01)
Total distributions declared to shareholders	$(1.21)	$(2.11)	$(1.57)	$(1.34)	$(3.25)
Net asset value, end of period (x)	$36.57	$33.27	$27.05	$30.07	$25.57
Total return (%) (k)(r)(s)(x)	13.87	31.58	(5.49)	23.35	8.59	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.80	0.80	0.82	0.80	(c)
Expenses after expense reductions (f)	0.79	0.79	0.79	0.79	0.79	(c)
Net investment income (loss)	0.78	0.80	0.86	0.79	0.89	(c)
Portfolio turnover	19	18	16	18	20
Net assets at end of period (000 omitted)	$269,852	$265,499	$231,900	$283,237	$270,796

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$32.77	$26.68	$29.69	$25.28	$26.30

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.17	$0.18	$0.15	$0.16	(c)
Net realized and unrealized gain (loss)	4.19	7.97	(1.68)	5.55	1.98
Total from investment operations	$4.36	$8.14	$(1.50)	$5.70	$2.14

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.14)	$(0.16)	$(0.15)
From net realized gain	(1.00)	(1.89)	(1.37)	(1.13)	(3.01)
Total distributions declared to shareholders	$(1.14)	$(2.05)	$(1.51)	$(1.29)	$(3.16)
Net asset value, end of period (x)	$35.99	$32.77	$26.68	$29.69	$25.28
Total return (%) (k)(r)(s)(x)	13.60	31.25	(5.71)	23.03	8.32	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.05	1.07	1.04	(c)
Expenses after expense reductions (f)	1.04	1.04	1.04	1.04	1.04	(c)
Net investment income (loss)	0.53	0.55	0.62	0.55	0.64	(c)
Portfolio turnover	19	18	16	18	20
Net assets at end of period (000 omitted)	$496,093	$453,132	$325,159	$318,611	$228,741

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser

14

MFS Investors Trust Series

Notes to Financial Statements – continued

generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$707,963,349	$—	$—	$707,963,349
France	29,360,169	—	—	29,360,169
Canada	11,496,791	—	—	11,496,791
United Kingdom	—	9,833,444	—	9,833,444
Ireland	4,564,287	—	—	4,564,287
Mutual Funds	2,722,233	—	—	2,722,233
Total	$756,106,829	$9,833,444	$—	$765,940,273

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

15

MFS Investors Trust Series

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$3,919,176	$5,420,196
Long-term capital gains	21,186,214	36,857,063
Total distributions	$25,105,390	$42,277,259

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$375,982,282
Gross appreciation	393,194,681
Gross depreciation	(3,236,690)
Net unrealized appreciation (depreciation)	$389,957,991

Undistributed ordinary income	4,410,501
Undistributed long-term capital gain	25,400,697
Other temporary differences	2,229,658

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$9,047,272	$16,490,409
Service Class	16,058,118	25,786,850
Total	$25,105,390	$42,277,259

16

MFS Investors Trust Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $76,296, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $30,550, which equated to 0.0044% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,530.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0147% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $169,780.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $21,800, which is included in “Other” income in the Statement of Operations.

17

MFS Investors Trust Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $128,195,186 and $163,206,330, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	284,529	$8,347,359	273,184	$8,234,981
Service Class	1,666,170	49,859,186	2,049,570	63,025,793
	1,950,699	$58,206,545	2,322,754	$71,260,774

Shares issued to shareholders in reinvestment of distributions
Initial Class	267,829	$9,047,272	543,879	$16,490,409
Service Class	482,660	16,058,118	862,725	25,786,850
	750,489	$25,105,390	1,406,604	$42,277,259

Shares reacquired
Initial Class	(1,154,860)	$(37,139,929)	(1,410,131)	$(44,272,121)
Service Class	(2,192,948)	(69,975,183)	(1,272,751)	(39,393,023)
	(3,347,808)	$(107,115,112)	(2,682,882)	$(83,665,144)

Net change
Initial Class	(602,502)	$(19,745,298)	(593,068)	$(19,546,731)
Service Class	(44,118)	(4,057,879)	1,639,544	49,419,620
	(646,620)	$(23,803,177)	1,046,476	$29,872,889

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $3,353 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$11,859,653	$74,743,209	$83,878,371	$(2,280)	$22	$2,722,233

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$58,140	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

18

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Trust Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

20

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

21

MFS Investors Trust Series

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Kevin Beatty Alison O’Neill Mackey Ted Maloney

22

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Investors Trust Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

23

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

24

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $23,305,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2020

MFS® Mid Cap Growth Series

MFS® Variable Insurance Trust

VMG-ANN

MFS® Mid Cap Growth Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Cadence Design Systems, Inc.	2.9%
Bright Horizons Family Solutions, Inc.	2.6%
PerkinElmer, Inc.	2.5%
Monolithic Power Systems, Inc.	2.5%
Take-Two Interactive Software, Inc.	2.4%
MSCI, Inc.	2.2%
Match Group, Inc.	2.1%
Verisk Analytics, Inc., “A”	2.1%
Copart, Inc.	2.0%
AMETEK, Inc.	1.9%

GICS equity sectors (g)
Information Technology	28.9%
Health Care	19.5%
Industrials	18.2%
Consumer Discretionary	13.6%
Communication Services	7.1%
Financials	6.4%
Materials	3.7%
Real Estate	2.1%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Mid Cap Growth Series (fund) provided a total return of 36.48%, while Service Class shares of the fund provided a total return of 36.12%. These compare with a return of 35.59% over the same period for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Contributors to Performance

Stock selection in both the consumer discretionary and financials sectors contributed to the fund’s performance relative to the Russell Midcap Growth® Index. Within the consumer discretionary sector, the timing of the fund’s overweight position in exercise and media company Peloton Interactive, holding shares of online pet food and pet supplies retailer Chewy (b) and not holding shares of poor-performing hotel and timeshare operator Hilton Worldwide benefited relative returns. Shares of Peloton climbed, benefiting from COVID-19 related demand for at-home exercise solutions. Although security selection in the financials sector was a positive driver of relative performance, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s top relative contributors over the reporting period.

The fund’s underweight position in the weak-performing consumer staples sector also aided relative results. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s top relative contributors.

In other sectors, top relative contributors included overweighting shares of cloud-computing power circuits manufacturer Monolithic Power Systems, integrated circuits and electronic devices developer Cadence Design Systems and game software developer Take-Two Interactive. The stock price of Monolithic Power Systems climbed, benefiting from strong circuit demand as the world turned to working and schooling virtually, in light of the pandemic. Holding shares of enterprise cloud computing solutions provider ServiceNow (b), data recording products provider NICE (b) (Israel) and software services provider AutoDesk (b), as well as the timing of the fund’s position in credit card payment processing solutions services provider Square, also supported relative results.

Detractors from Performance

Stock selection in the health care sector was a primary factor that detracted from relative performance over the reporting period. Here, not holding shares of strong-performing biotechnology firm Moderna held back relative returns. The stock price of Moderna climbed as the company successfully developed a COVID-19 vaccine to be used in combating the virus.

3

MFS Mid Cap Growth Series

Management Review – continued

Security selection and, to a lesser extent, an overweight position in the real estate sector also weakened relative performance. Within this sector, the timing of the fund’s overweight position in shares of SBA Communications weighed on relative returns. The stock was held in the fund the entire period, but exited the benchmark as a constituent at the end of June. Over the entire reporting period, the stock price of SBA Communications rose, but lagged the overall performance of the benchmark, as weaker-than-expected international leasing activity, stemming from changes in customer spending patterns amid the pandemic, appeared to have dampened investor sentiment.

Stocks in other sectors that further weighed on relative results included not holding shares of strong-performing communication software services provider Twilio, advertising technology platform operator The Trade Desk, streaming platform services provider Roku, pinboard-style e-commerce website Pinterest and micro-inverter systems manufacturer Enphase Energy. Overweighting shares of education services provider Bright Horizons Family Solutions, and the timing of the fund’s position in specialty value retailer Five Below, also hindered relative returns.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Eric Fischman and Paul Gordon

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/00	36.48%	20.61%	15.93%
Service Class	5/01/00	36.12%	20.29%	15.65%

Comparative benchmark(s)
Russell Midcap® Growth Index (f)		35.59%	18.66%	15.04%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell Midcap® Growth Index (h) – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

(h)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.79%	$1,000.00	$1,286.03	$4.54
	Hypothetical (h)	0.79%	$1,000.00	$1,021.17	$4.01
Service Class	Actual	1.04%	$1,000.00	$1,284.17	$5.97
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.5%
Automotive – 2.0%
Copart, Inc. (a)	70,341	$8,950,892

Biotechnology – 2.4%
Adaptive Biotechnologies Corp. (a)	45,525	$2,691,893
Alnylam Pharmaceuticals, Inc. (a)	21,587	2,805,662
Exelixis, Inc. (a)	89,437	1,795,001
Seagen, Inc. (a)	20,328	3,560,246

		$10,852,802

Brokerage & Asset Managers – 1.6%
NASDAQ, Inc.	37,384	$4,962,352
Tradeweb Markets, Inc.	33,040	2,063,348

		$7,025,700

Business Services – 11.8%
Clarivate PLC (a)	266,261	$7,910,614
CoStar Group, Inc. (a)	6,957	6,430,216
Equifax, Inc.	22,706	4,378,625
Fidelity National Information Services, Inc.	9,055	1,280,920
Global Payments, Inc.	16,969	3,655,462
IHS Markit Ltd.	37,541	3,372,308
MSCI, Inc.	22,197	9,911,626
Tyler Technologies, Inc. (a)	13,651	5,958,935
Verisk Analytics, Inc., “A”	44,523	9,242,530

		$52,141,236

Cable TV – 0.4%
Cable One, Inc.	761	$1,695,295

Computer Software – 14.5%
Autodesk, Inc. (a)	22,503	$6,871,066
Black Knight, Inc. (a)	65,668	5,801,768
Cadence Design Systems, Inc. (a)	94,507	12,893,590
Coupa Software, Inc. (a)	16,872	5,718,089
DocuSign, Inc. (a)	13,169	2,927,469
Dun & Bradstreet Holdings, Inc. (a)	92,418	2,301,208
Eventbrite, Inc. (a)	50,681	917,326
Everbridge, Inc. (a)	24,218	3,610,177
Okta, Inc. (a)	20,777	5,282,760
Paylocity Holding Corp. (a)	22,776	4,689,806
RingCentral, Inc. (a)	15,015	5,690,235
Snowflake, Inc., “A” (a)	1,912	538,037
Synopsys, Inc. (a)	19,941	5,169,505
Topicus.com, Inc. (a)	6,243	23,602
Unity Software, Inc. (a)(l)	11,395	1,748,791

		$64,183,429

Computer Software – Systems – 8.2%
Constellation Software, Inc.	3,357	$4,359,221
Guidewire Software, Inc. (a)	5,898	759,250
NICE Systems Ltd., ADR (a)	25,944	7,356,162
ServiceNow, Inc. (a)	11,900	6,550,117
Square, Inc., “A” (a)	24,092	5,243,383
SS&C Technologies Holdings, Inc.	39,035	2,839,796
TransUnion	64,848	6,434,219

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
Wix.com Ltd. (a)	11,437	$2,858,792

		$36,400,940

Construction – 3.5%
AZEK Co. LLC (a)	23,281	$895,154
Lennox International, Inc.	12,465	3,415,036
Pool Corp.	15,171	5,651,198
Vulcan Materials Co.	36,525	5,417,023

		$15,378,411

Consumer Products – 1.4%
Scotts Miracle-Gro Co.	30,631	$6,099,857

Consumer Services – 3.7%
Bright Horizons Family Solutions, Inc. (a)	66,758	$11,548,466
Peloton Interactive, Inc., “A” (a)	31,183	4,731,085

		$16,279,551

Containers – 0.6%
Ball Corp.	28,480	$2,653,767

Electrical Equipment – 2.6%
AMETEK, Inc.	70,404	$8,514,660
Littlefuse, Inc.	11,391	2,900,832

		$11,415,492

Electronics – 5.2%
ASM International N.V.	7,520	$1,644,041
Entegris, Inc.	58,007	5,574,473
MKS Instruments, Inc.	22,803	3,430,711
Monolithic Power Systems, Inc.	30,480	11,162,690
Silicon Laboratories, Inc. (a)	11,577	1,474,215

		$23,286,130

Food & Beverages – 0.5%
Chr. Hansen Holding A.S. (a)	22,185	$2,280,987

Gaming & Lodging – 1.3%
Caesars Entertainment, Inc. (a)	25,814	$1,917,206
Penn National Gaming, Inc. (a)	30,645	2,646,808
Vail Resorts, Inc.	5,028	1,402,611

		$5,966,625

General Merchandise – 0.3%
Five Below, Inc. (a)	8,248	$1,443,235

Insurance – 1.6%
Arthur J. Gallagher & Co.	58,959	$7,293,818

Internet – 3.5%
DraftKings, Inc. (a)	16,118	$750,454
IAC/InterActiveCorp (a)	26,786	5,071,929
Match Group, Inc. (a)	62,772	9,490,499

		$15,312,882

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Leisure & Toys – 2.9%
Electronic Arts, Inc.	16,634	$2,388,643
Take-Two Interactive Software, Inc. (a)	50,442	10,481,343

		$12,869,986

Machinery & Tools – 1.7%
IDEX Corp.	27,588	$5,495,530
Roper Technologies, Inc.	4,987	2,149,846

		$7,645,376

Medical & Health Technology & Services – 5.4%
Charles River Laboratories International, Inc. (a)	29,506	$7,372,369
Guardant Health, Inc. (a)	20,222	2,606,211
ICON PLC (a)	27,837	5,427,658
IDEXX Laboratories, Inc. (a)	6,539	3,268,650
PRA Health Sciences, Inc. (a)	6,798	852,741
Quest Diagnostics, Inc.	12,939	1,541,941
Teladoc Health, Inc. (a)	14,703	2,940,012

		$24,009,582

Medical Equipment – 11.0%
Agilent Technologies, Inc.	35,975	$4,262,678
Align Technology, Inc. (a)	7,011	3,746,538
Bio-Techne Corp.	18,730	5,947,712
Maravai Lifesciences Holdings, Inc., “A” (a)	46,737	1,310,973
Masimo Corp. (a)	24,232	6,503,384
Mettler-Toledo International, Inc. (a)	1,922	2,190,465
PerkinElmer, Inc.	77,954	11,186,399
Quidel Corp. (a)	3,235	581,168
STERIS PLC	43,108	8,170,690
West Pharmaceutical Services, Inc.	17,342	4,913,162

		$48,813,169

Metals & Mining – 0.7%
Howmet Aerospace, Inc.	102,980	$2,939,049

Network & Telecom – 1.0%
CoreSite Realty Corp., REIT	36,140	$4,527,619

Other Banks & Diversified Financials – 0.9%
Altimeter Growth Corp. (a)	69,894	$908,622
Cohn Robbins Holdings Corp. (a)	55,022	591,487
Dragoneer Growth Opportunities Corp. (a)	56,969	796,996
Foley Trasimene Acquisition Corp. (a)	56,798	965,566
Reinvent Technology Partners (a)	74,778	916,030

		$4,178,701

Pharmaceuticals – 0.7%
Ascendis Pharma (a)	18,143	$3,025,890

Printing & Publishing – 1.5%
Warner Music Group Corp.	33,893	$1,287,595
Wolters Kluwer N.V.	63,282	5,338,922

		$6,626,517

Railroad & Shipping – 0.7%
Kansas City Southern Co.	15,039	$3,069,911

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Restaurants – 2.0%
Chipotle Mexican Grill, Inc., “A” (a)	3,995	$5,539,906
Domino’s Pizza, Inc.	9,010	3,454,975

		$8,994,881

Specialty Stores – 4.8%
Burlington Stores, Inc. (a)	20,587	$5,384,530
Chewy, Inc., “A” (a)	39,732	3,571,509
Lululemon Athletica, Inc. (a)	15,831	5,509,663
O’Reilly Automotive, Inc. (a)	5,996	2,713,610
Tractor Supply Co.	12,228	1,719,012
Ulta Beauty, Inc. (a)	8,537	2,451,485

		$21,349,809

Telecommunications – Wireless – 1.1%
SBA Communications Corp., REIT	17,417	$4,913,858

Total Common Stocks (Identified Cost, $210,506,972)		$441,625,397

INVESTMENT COMPANIES (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $2,635,619)	2,635,619	$2,635,619

COLLATERAL FOR SECURITIES LOANED – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.1% (j) (Identified Cost, $900,126)	900,126	$900,126

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(1,328,204)

NET ASSETS – 100.0%		$443,832,938

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,635,619 and $442,525,523, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value, including $874,319 of securities on loan (identified cost, $211,407,098)	$442,525,523
Investments in affiliated issuers, at value (identified cost, $2,635,619)	2,635,619
Receivables for
Fund shares sold	251,061
Interest and dividends	157,741
Other assets	1,871
Total assets	$445,571,815

Liabilities
Payables for
Investments purchased	$23,347
Fund shares reacquired	735,601
Collateral for securities loaned, at value	900,126
Payable to affiliates
Investment adviser	17,802
Administrative services fee	342
Shareholder servicing costs	262
Distribution and/or service fees	1,790
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	59,594
Total liabilities	$1,738,877
Net assets	$443,832,938

Net assets consist of
Paid-in capital	$125,301,900
Total distributable earnings (loss)	318,531,038
Net assets	$443,832,938
Shares of beneficial interest outstanding	36,120,612

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$311,987,852	24,689,690	$12.64
Service Class	131,845,086	11,430,922	11.53

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$2,007,498
Income on securities loaned	72,792
Other	17,043
Dividends from affiliated issuers	25,896
Foreign taxes withheld	(16,984)
Total investment income	$2,106,245
Expenses
Management fee	$2,927,462
Distribution and/or service fees	270,799
Shareholder servicing costs	17,675
Administrative services fee	62,243
Independent Trustees’ compensation	8,412
Custodian fee	24,453
Shareholder communications	20,132
Audit and tax fees	59,543
Legal fees	2,997
Miscellaneous	26,927
Total expenses	$3,420,643
Reduction of expenses by investment adviser	(42,904)
Net expenses	$3,377,739
Net investment income (loss)	$(1,271,494)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$88,857,102
Affiliated issuers	(1,593)
Foreign currency	6,527
Net realized gain (loss)	$88,862,036
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$39,913,289
Affiliated issuers	55
Translation of assets and liabilities in foreign currencies	4,734
Net unrealized gain (loss)	$39,918,078
Net realized and unrealized gain (loss)	$128,780,114
Change in net assets from operations	$127,508,620

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$(1,271,494)	$(496,978)
Net realized gain (loss)	88,862,036	30,021,306
Net unrealized gain (loss)	39,918,078	91,391,474
Change in net assets from operations	$127,508,620	$120,915,802
Total distributions to shareholders	$(29,460,280)	$(49,459,422)
Change in net assets from fund share transactions	$(48,232,077)	$(11,612,994)
Total change in net assets	$49,816,263	$59,843,386

Net assets
At beginning of period	394,016,675	334,173,289
At end of period	$443,832,938	$394,016,675

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$9.96	$8.23	$9.51	$7.96	$8.21

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01)	$(0.02)	$(0.01)	$0.01	(c)
Net realized and unrealized gain (loss)	3.53	3.10	0.39	2.11	0.41
Total from investment operations	$3.50	$3.09	$0.37	$2.10	$0.42

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)	$—
From net realized gain	(0.82)	(1.36)	(1.65)	(0.54)	(0.67)
Total distributions declared to shareholders	$(0.82)	$(1.36)	$(1.65)	$(0.55)	$(0.67)
Net asset value, end of period (x)	$12.64	$9.96	$8.23	$9.51	$7.96
Total return (%) (k)(r)(s)(x)	36.48	38.66	1.24	27.00	4.91	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.81	0.81	0.75	(c)
Expenses after expense reductions (f)	0.80	0.80	0.80	0.80	0.74	(c)
Net investment income (loss)	(0.26)	(0.07)	(0.18)	(0.15)	0.15	(c)
Portfolio turnover	40	17	21	32	37
Net assets at end of period (000 omitted)	$311,988	$290,512	$247,614	$297,463	$294,226

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$9.17	$7.68	$8.99	$7.56	$7.85

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03)	$(0.04)	$(0.03)	$(0.01	)(c)
Net realized and unrealized gain (loss)	3.23	2.88	0.38	2.00	0.39
Total from investment operations	$3.18	$2.85	$0.34	$1.97	$0.38

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.82)	(1.36)	(1.65)	(0.54)	(0.67)
Total distributions declared to shareholders	$(0.82)	$(1.36)	$(1.65)	$(0.54)	$(0.67)
Net asset value, end of period (x)	$11.53	$9.17	$7.68	$8.99	$7.56
Total return (%) (k)(r)(s)(x)	36.12	38.28	0.95	26.68	4.62	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.06	1.06	0.99	(c)
Expenses after expense reductions (f)	1.05	1.05	1.05	1.05	0.99	(c)
Net investment income (loss)	(0.51)	(0.32)	(0.43)	(0.40)	(0.08	)(c)
Portfolio turnover	40	17	21	32	37
Net assets at end of period (000 omitted)	$131,845	$103,504	$86,560	$100,052	$87,529
See Notes to Financial Statements

12

MFS Mid Cap Growth Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser

14

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$401,399,508	$—	$—	$401,399,508
Israel	10,214,954	—	—	10,214,954
United Kingdom	7,910,614	—	—	7,910,614
Netherlands	5,338,922	1,644,041	—	6,982,963
Ireland	5,427,658	—	—	5,427,658
Denmark	5,306,877	—	—	5,306,877
Canada	4,359,221	23,602	—	4,382,823
Mutual Funds	3,535,745	—	—	3,535,745
Total	$443,493,499	$1,667,643	$—	$445,161,142

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $874,319. The fair value of the fund’s investment securities on loan and a related liability of $900,126 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$1,520,227	$3,440,170
Long-term capital gains	27,940,053	46,019,252
Total distributions	$29,460,280	$49,459,422

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$214,697,721
Gross appreciation	231,527,357
Gross depreciation	(1,063,936)
Net unrealized appreciation (depreciation)	$230,463,421

Undistributed ordinary income	1,059,807
Undistributed long-term capital gain	87,002,534
Other temporary differences	5,276

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$20,588,572	$35,977,779
Service Class	8,871,708	13,481,643
Total	$29,460,280	$49,459,422

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $42,904, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $16,653, which equated to 0.0043% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,022.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $330,315 and $826,078, respectively. The sales transactions resulted in net realized gains (losses) of $650,754.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $16,978, which is included in “Other” income in the Statement of Operations.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $154,084,994 and $232,599,493, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,228,807	$21,405,127	2,461,006	$24,284,094
Service Class	3,158,059	30,335,847	2,054,824	18,713,982
	5,386,866	$51,740,974	4,515,830	$42,998,076

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,877,652	$20,372,526	3,800,896	$35,576,388
Service Class	895,228	8,871,708	1,562,183	13,481,643
	2,772,880	$29,244,234	5,363,079	$49,058,031

Shares reacquired
Initial Class	(8,598,413)	$(91,175,151)	(7,169,474)	$(70,824,035)
Service Class	(3,909,750)	(38,042,134)	(3,599,134)	(32,845,066)
	(12,508,163)	$(129,217,285)	(10,768,608)	$(103,669,101)

Net change
Initial Class	(4,491,954)	$(49,397,498)	(907,572)	$(10,963,553)
Service Class	143,537	1,165,421	17,873	(649,441)
	(4,348,417)	$(48,232,077)	(889,699)	$(11,612,994)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 24%, 7%, and 4%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $1,872 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,090,550	$105,418,100	$104,871,493	$(1,593)	$55	$2,635,619

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$25,896	$—

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

19

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Mid Cap Growth Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

22

MFS Mid Cap Growth Series

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Eric Fischman Paul Gordon

23

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Mid Cap Growth Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

24

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

25

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $30,735,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report
December 31, 2020
MFS®  New Discovery Series
MFS® Variable Insurance Trust
VND-ANN

MFS® New Discovery Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS New Discovery Series
Portfolio Composition
Portfolio structure
Top ten holdings
PRA Health Sciences, Inc.	2.3%
Rapid7, Inc.	2.2%
CACI International, Inc., “A”	2.0%
QTS Realty Trust, Inc., REIT, “A”	1.8%
Nuvei Corp.	1.7%
Q2 Holdings, Inc.	1.7%
Advanced Energy Industries, Inc.	1.6%
Leslie’s, Inc.	1.6%
Ping Identity Holding Corp.	1.6%
8x8, Inc.	1.5%

GICS equity sectors (g)
Information Technology	30.7%
Health Care	24.3%
Industrials	12.2%
Consumer Discretionary	8.8%
Financials	8.7%
Real Estate	6.2%
Materials	4.0%
Consumer Staples	1.1%
Communication Services	1.0%
Energy	0.1%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS New Discovery Series
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS New Discovery Series (fund) provided a total return of 45.89%, while Service Class shares of the fund provided a total return of 45.58%. These compare with a return of 34.63% over the same period for the fund’s benchmark, the Russell 2000® Growth Index.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Contributors to Performance
Stock selection in the health care sector contributed to the fund's performance relative to the Russell 2000® Growth Index. Within this sector, the portfolio's overweight positions in consumer digital health company Livongo Health(h), synthetic DNA manufacturer Twist Bioscience, diagnostic healthcare products manufacturer Quidel(h), biopharmaceutical company Immunomedics(h) and clinical-stage immuno-oncology company Forty Seven(h) boosted relative performance. The share price of Livongo Health appreciated after the company announced better-than-expected sales results, a record number of client acquisitions and a strong new-business pipeline. Additionally, telehealthcare services provider Teladoc announced an agreement to merge with Livongo, which appeared to have been well received by the markets.
Security selection and, to a lesser extent, the fund's overweight position in the information technology sector also aided relative returns. Within this sector, the timing of the fund's ownership in shares of video gaming peripherals equipment supplier Corsair Gaming, its overweight position in event management and enterprise safety software developer Everbridge, and its holdings of cloud-based software provider Avalara(b) helped relative results. The share price of Corsair Gaming advanced on the back of stronger-than-expected earnings results. Strong sales of gaming peripherals and solid growth in its Computer & Systems division led management to raise its full-year 2020 outlook.
The combination of an underweight position and stock selection in the industrials sector further bolstered relative performance, led by the timing of the fund's ownership in shares of power generation equipment manufacturer Generac Holdings. The share price of Generac Holdings advanced on the back of record revenue in its core residential segment as demand for backup power from customers working from home increased. Additionally, the firm increased its fiscal-year 2020 guidance due to forced grid-outages in California and a higher-than-forecasted Atlantic hurricane season.
Elsewhere, the fund's holdings of strong-performing digital sports entertainment and gaming company DraftKings(b)(h) further supported relative results.
3

MFS New Discovery Series
Management Review - continued
Detractors from Performance
Stock selection and, to a lesser extent, an underweight position in the consumer discretionary sector held back relative performance, led by the fund's holdings of licensed pop culture products distributor Funko(h). The share price of Funko fell, early in the reporting period, amid the ongoing market turbulence caused by the COVID-19 virus. The company reported a decline in adjusted earnings and lower-than-expected revenue due to weak sales and underperformance of its properties tied to Frozen 2 and Star Wars: The Rise of Skywalker.
Security selection in the financials sector also weakened relative performance. Within this sector, the fund's holdings of banking services providers, Texas Capital Bancshares(b)(h) and Wintrust Financial(b)(h), and insurance services provider GoHealth(b) weakened relative returns. The share price of Texas Capital Bancshares declined at the beginning of the calendar year, along with many other financial services stocks, as bond yields collapsed, notably on US 10-year Treasury bonds, and concerns about increased potential loan losses arose as global economic activity ground to a halt in efforts to stem the spread of the COVID-19 virus.
An overweight position and stock selection in the real estate sector dampened relative results, led by the fund's holdings of real estate investment trust CoreSite Realty(b). Although the company delivered solid funds from operations (FFO) and earnings, CoreSite Realty's share price lagged the broader market and subsequently weighed on the fund's relative performance.
Elsewhere, not owning shares of strong-performing alternative energy technology company Plug Power and clinical-stage biopharmaceutical company MyoKardia, and the fund's holdings of weak-performing oilfield and natural gas reservoir service firm Core Laboratories(b)(h) (The Netherlands), government intelligence and security information services provider CACI International(b) and professional football club Manchester United(b) (United Kingdom), dampened relative returns.
Respectfully,
Portfolio Manager(s)
Michael Grossman
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS New Discovery Series
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/98	45.89%	22.98%	14.70%
Service Class	5/01/00	45.58%	22.68%	14.41%
Comparative benchmark(s)
Russell 2000® Growth Index (f)	34.63%	16.36%	13.48%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS New Discovery Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS New Discovery Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.88%	$1,000.00	$1,387.06	$5.28
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
Service Class	Actual	1.13%	$1,000.00	$1,385.12	$6.77
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Notes to Expense Table
Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.87%, $5.22, and $4.42 for Initial Class and 1.12%, $6.71, and $5.69 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.
7

MFS New Discovery Series
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.1%
Aerospace – 3.3%
CACI International, Inc., “A” (a)	86,054	$ 21,455,844
Kratos Defense & Security Solutions, Inc. (a)	459,079	12,592,537
		$34,048,381
Apparel Manufacturers – 1.4%
Skechers USA, Inc., “A” (a)	398,100	$ 14,307,714
Automotive – 0.6%
Visteon Corp. (a)	53,532	$ 6,719,337
Biotechnology – 7.0%
Abcam PLC	275,375	$ 5,836,921
Abcam PLC (a)	100,801	2,172,261
Adaptive Biotechnologies Corp. (a)	126,710	7,492,362
AlloVir, Inc. (a)	162,878	6,261,030
Amicus Therapeutics, Inc. (a)	299,080	6,905,757
Berkeley Lights, Inc. (a)	38,709	3,460,972
BioAtla, Inc. (a)	127,359	4,331,480
BioXcel Therapeutics, Inc. (a)	77,245	3,568,719
bluebird bio, Inc. (a)	114,469	4,953,074
BridgeBio Pharma, Inc. (a)	110,530	7,859,788
Morphosys AG, ADR (a)	175,726	4,980,075
Neurocrine Biosciences, Inc. (a)	37,675	3,611,149
Prelude Therapeutics, Inc. (a)	72,719	5,203,044
Seer, Inc. (a)	55,615	3,122,226
Twist Bioscience Corp. (a)	29,044	4,103,627
		$73,862,485
Brokerage & Asset Managers – 4.4%
Focus Financial Partners, “A” (a)	304,823	$ 13,259,801
GCM Grosvenor, Inc.	171,251	2,281,063
Grosvenor Capital Management LLC (a)	533,386	7,104,702
Hamilton Lane, Inc., “A”	114,221	8,914,949
TMX Group Ltd.	66,799	6,672,028
WisdomTree Investments, Inc.	1,533,554	8,204,514
		$46,437,057
Business Services – 9.9%
Endava PLC, ADR (a)	40,778	$ 3,129,711
EVO Payments, Inc., “A” (a)	297,309	8,030,316
ExlService Holdings, Inc. (a)	156,599	13,331,273
Keywords Studios PLC (a)	312,690	12,270,218
Nuvei Corp. (a)	304,322	18,329,314
Proofpoint, Inc. (a)	91,629	12,499,112
Stamps.com, Inc. (a)	58,927	11,560,888
TriNet Group, Inc. (a)	127,666	10,289,880
WNS (Holdings) Ltd., ADR (a)	205,605	14,813,840
		$104,254,552
Chemicals – 1.2%
Ingevity Corp. (a)	163,217	$ 12,360,423
Computer Software – 12.0%
8x8, Inc. (a)	471,197	$ 16,242,161
Asana, Inc. (a)	256,305	7,573,813
Avalara, Inc. (a)	44,871	7,398,779
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Certara, Inc. (a)	223,866	$ 7,548,761
Everbridge, Inc. (a)	104,980	15,649,369
Open Lending Corp., “A” (a)	344,831	12,055,292
Pagerduty, Inc. (a)	278,211	11,601,399
Paylocity Holding Corp. (a)	36,660	7,548,661
Ping Identity Holding Corp. (a)	579,963	16,610,140
VERTEX, Inc. (a)	465,200	16,212,220
Zendesk, Inc. (a)	54,821	7,845,981
		$126,286,576
Computer Software - Systems – 6.7%
Box, Inc., “A” (a)	573,953	$ 10,359,852
Five9, Inc. (a)	39,982	6,972,861
Q2 Holdings, Inc. (a)	143,018	18,096,067
Rapid7, Inc. (a)	261,513	23,578,012
RealPage, Inc. (a)	124,995	10,904,564
		$69,911,356
Construction – 2.7%
AZEK Co. LLC (a)	283,069	$ 10,884,003
Summit Materials, Inc., “A” (a)	458,527	9,207,222
Trex Co., Inc. (a)	98,818	8,273,043
		$28,364,268
Consumer Services – 1.4%
Boyd Group Services, Inc.	41,375	$ 7,136,692
Bright Horizons Family Solutions, Inc. (a)	21,954	3,797,822
MakeMyTrip Ltd. (a)	132,281	3,906,258
		$14,840,772
Containers – 1.3%
Gerresheimer AG	125,229	$ 13,424,523
Electrical Equipment – 3.1%
Advanced Drainage Systems, Inc.	31,650	$ 2,645,307
Generac Holdings, Inc. (a)	54,777	12,456,837
Littlefuse, Inc.	25,683	6,540,433
Sensata Technologies Holding PLC (a)	209,509	11,049,505
		$32,692,082
Electronics – 3.7%
Advanced Energy Industries, Inc. (a)	178,476	$ 17,306,818
Array Technologies, Inc. (a)	316,505	13,654,025
Silicon Laboratories, Inc. (a)	61,497	7,831,028
		$38,791,871
Entertainment – 1.0%
Manchester United PLC, “A”	640,277	$ 10,718,237
Food & Beverages – 0.2%
Laird Superfood, Inc. (a)	51,050	$ 2,415,686
Food & Drug Stores – 0.9%
Grocery Outlet Holding Corp. (a)	233,922	$ 9,181,439
Gaming & Lodging – 0.5%
Penn National Gaming, Inc. (a)	57,151	$ 4,936,132

8

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
General Merchandise – 0.8%
Ollie's Bargain Outlet Holdings, Inc. (a)	104,234	$ 8,523,214
Insurance – 1.0%
GoHealth, Inc. (a)	448,102	$ 6,121,073
SelectQuote, Inc. (a)	216,392	4,490,134
		$10,611,207
Leisure & Toys – 1.7%
Corsair Gaming, Inc. (a)(l)	60,701	$ 2,198,590
Malibu Boats, Inc., “A” (a)	160,884	10,045,597
Thule Group AB (a)	147,498	5,514,413
		$17,758,600
Machinery & Tools – 0.9%
Hydrofarm Holdings Group, Inc. (a)	51,173	$ 2,690,676
Ritchie Bros. Auctioneers, Inc.	103,092	7,170,049
		$9,860,725
Medical & Health Technology & Services – 5.4%
Charles River Laboratories International, Inc. (a)	41,707	$ 10,420,911
Guardant Health, Inc. (a)	33,825	4,359,366
Health Catalyst, Inc. (a)	129,850	5,652,371
ICON PLC (a)	38,542	7,514,919
PRA Health Sciences, Inc. (a)	188,667	23,666,389
Schrodinger, Inc. (a)	69,719	5,520,350
		$57,134,306
Medical Equipment – 6.1%
Acutus Medical, Inc. (a)	152,434	$ 4,391,624
Bio-Techne Corp.	20,188	6,410,699
Maravai Lifesciences Holdings, Inc., “A” (a)	348,717	9,781,512
Merit Medical Systems, Inc. (a)	156,801	8,704,024
Nevro Corp. (a)	36,429	6,305,860
OptiNose, Inc. (a)(l)	475,828	1,969,928
OrthoPediatrics Corp. (a)	168,331	6,943,654
Outset Medical, Inc. (a)	78,348	4,453,300
PerkinElmer, Inc.	36,293	5,208,045
Silk Road Medical, Inc. (a)	84,525	5,323,384
STERIS PLC	24,491	4,642,024
		$64,134,054
Network & Telecom – 3.3%
CoreSite Realty Corp., REIT	120,669	$ 15,117,412
QTS Realty Trust, Inc., REIT, “A”	314,066	19,434,404
		$34,551,816
Other Banks & Diversified Financials – 2.1%
Bank OZK	130,980	$ 4,095,745
dMY Technology Group, Inc. II (a)	269,780	4,745,430
Insu Acquisition Corp. II (a)	283,941	4,415,282
Prosperity Bancshares, Inc.	124,141	8,610,420
		$21,866,877
Pharmaceuticals – 3.3%
Annexon, Inc. (a)	228,725	$ 5,724,987
Collegium Pharmaceutical, Inc. (a)	151,853	3,041,616
GW Pharmaceuticals PLC, ADR (a)(l)	58,565	6,758,987
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Harmony Biosciences Holdings (a)	130,357	$ 4,712,405
Orchard RX Ltd., ADR (a)	134,310	580,219
SpringWorks Therapeutics, Inc. (a)	101,579	7,366,509
Turning Point Therapeutics, Inc. (a)	48,429	5,901,074
		$34,085,797
Pollution Control – 1.1%
GFL Environmental, Inc.	405,377	$ 11,828,901
Railroad & Shipping – 0.1%
StealthGas, Inc. (a)	479,763	$ 1,127,443
Real Estate – 2.9%
Big Yellow Group PLC, REIT	523,533	$ 7,853,772
Industrial Logistics Properties Trust, REIT	378,777	8,821,716
STAG Industrial, Inc., REIT	440,789	13,805,512
		$30,481,000
Specialty Chemicals – 2.0%
Axalta Coating Systems Ltd. (a)	421,233	$ 12,026,202
Ferro Corp. (a)	600,948	8,791,869
		$20,818,071
Specialty Stores – 2.2%
Leslie's, Inc. (a)	617,559	$ 17,137,262
Vroom, Inc. (a)	144,386	5,915,495
		$23,052,757
Trucking – 2.9%
CryoPort, Inc. (a)	283,193	$ 12,426,509
Knight-Swift Transportation Holdings, Inc.	216,670	9,061,139
Schneider National, Inc.	421,867	8,732,647
		$30,220,295
Total Common Stocks (Identified Cost, $664,492,055)		$1,019,607,954
Investment Companies (h) – 3.0%
Money Market Funds – 3.0%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $31,899,275)	31,899,306	$ 31,899,306
Collateral for Securities Loaned – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.1% (j) (Identified Cost, $906,482)	906,482	$ 906,482
Other Assets, Less Liabilities – (0.2)%		(1,822,950)
Net Assets – 100.0%		$1,050,590,792

9

MFS New Discovery Series
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $31,899,306 and $1,020,514,436, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS New Discovery Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value, including $1,576,806 of securities on loan (identified cost, $665,398,537)	$1,020,514,436
Investments in affiliated issuers, at value (identified cost, $31,899,275)	31,899,306
Receivables for
Fund shares sold	712,928
Interest and dividends	758,475
Other assets	3,681
Total assets	$1,053,888,826
Liabilities
Payables for
Investments purchased	$1,536,695
Fund shares reacquired	699,314
Collateral for securities loaned, at value (c)	906,482
Payable to affiliates
Investment adviser	1,958
Administrative services fee	724
Shareholder servicing costs	774
Distribution and/or service fees	7,973
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	144,102
Total liabilities	$3,298,034
Net assets	$1,050,590,792
Net assets consist of
Paid-in capital	$526,748,362
Total distributable earnings (loss)	523,842,430
Net assets	$1,050,590,792
Shares of beneficial interest outstanding	42,047,644
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$465,662,741	17,273,408	$26.96
Service Class	584,928,051	24,774,236	23.61
(c)	Non-cash collateral is not included.
See Notes to Financial Statements
11

MFS New Discovery Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$4,671,348
Income on securities loaned	153,852
Dividends from affiliated issuers	80,837
Other	80,543
Foreign taxes withheld	(107,471)
Total investment income	$4,879,109
Expenses
Management fee	$7,318,319
Distribution and/or service fees	1,158,172
Shareholder servicing costs	38,015
Administrative services fee	117,474
Independent Trustees' compensation	14,337
Custodian fee	54,990
Shareholder communications	100,425
Audit and tax fees	60,353
Legal fees	5,892
Miscellaneous	31,495
Total expenses	$8,899,472
Reduction of expenses by investment adviser	(357,304)
Net expenses	$8,542,168
Net investment income (loss)	$(3,663,059)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$176,395,184
Affiliated issuers	(3,037)
Foreign currency	7,519
Net realized gain (loss)	$176,399,666
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$163,797,024
Affiliated issuers	(38)
Translation of assets and liabilities in foreign currencies	9,126
Net unrealized gain (loss)	$163,806,112
Net realized and unrealized gain (loss)	$340,205,778
Change in net assets from operations	$336,542,719
See Notes to Financial Statements
12

MFS New Discovery Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$(3,663,059)	$(3,520,316)
Net realized gain (loss)	176,399,666	82,971,956
Net unrealized gain (loss)	163,806,112	172,414,321
Change in net assets from operations	$336,542,719	$251,865,961
Total distributions to shareholders	$(81,295,168)	$(140,125,461)
Change in net assets from fund share transactions	$(20,182,105)	$72,834,089
Total change in net assets	$235,065,446	$184,574,589
Net assets
At beginning of period	815,525,346	630,950,757
At end of period	$1,050,590,792	$815,525,346
See Notes to Financial Statements
13

MFS New Discovery Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$20.28	$17.46	$20.10	$16.18	$15.49
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.07)	$(0.09)	$(0.07)	$0.00(c)(w)
Net realized and unrealized gain (loss)	8.84	6.89	0.35	4.34	1.40
Total from investment operations	$8.78	$6.82	$0.26	$4.27	$1.40
Less distributions declared to shareholders
From net realized gain	$(2.10)	$(4.00)	$(2.90)	$(0.35)	$(0.71)
Net asset value, end of period (x)	$26.96	$20.28	$17.46	$20.10	$16.18
Total return (%) (k)(r)(s)(x)	45.89	41.70	(1.48)	26.65	9.05(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.95	0.96	0.97	0.94(c)
Expenses after expense reductions (f)	0.91	0.94	0.94	0.94	0.92(c)
Net investment income (loss)	(0.30)	(0.33)	(0.43)	(0.37)	0.02(c)
Portfolio turnover	80	54	71	58	63
Net assets at end of period (000 omitted)	$465,663	$343,133	$272,039	$316,949	$292,368
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$18.02	$15.91	$18.57	$15.01	$14.45
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.11)	$(0.13)	$(0.10)	$(0.03)(c)
Net realized and unrealized gain (loss)	7.79	6.22	0.37	4.01	1.30
Total from investment operations	$7.69	$6.11	$0.24	$3.91	$1.27
Less distributions declared to shareholders
From net realized gain	$(2.10)	$(4.00)	$(2.90)	$(0.35)	$(0.71)
Net asset value, end of period (x)	$23.61	$18.02	$15.91	$18.57	$15.01
Total return (%) (k)(r)(s)(x)	45.58	41.27	(1.72)	26.33	8.80(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.20	1.21	1.22	1.19(c)
Expenses after expense reductions (f)	1.16	1.19	1.19	1.19	1.17(c)
Net investment income (loss)	(0.56)	(0.58)	(0.68)	(0.62)	(0.23)(c)
Portfolio turnover	80	54	71	58	63
Net assets at end of period (000 omitted)	$584,928	$472,393	$358,912	$432,897	$380,884

See Notes to Financial Statements
14

MFS New Discovery Series
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS New Discovery Series
Notes to Financial Statements
(1)  Business and Organization
MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading
16

MFS New Discovery Series
Notes to Financial Statements  - continued
of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$860,764,471	$7,104,702	$—	$867,869,173
Canada	51,136,984	—	—	51,136,984
United Kingdom	37,050,108	12,270,218	—	49,320,326
India	18,720,098	—	—	18,720,098
Germany	18,404,598	—	—	18,404,598
Ireland	7,514,919	—	—	7,514,919
Sweden	5,514,413	—	—	5,514,413
Greece	1,127,443	—	—	1,127,443
Mutual Funds	32,805,788	—	—	32,805,788
Total	$1,033,038,822	$19,374,920	$—	$1,052,413,742
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,576,806. The fair value of the
17

MFS New Discovery Series
Notes to Financial Statements  - continued
fund's investment securities on loan and a related liability of $906,482 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $728,277 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$24,424,056	$47,170,114
Long-term capital gains	56,871,112	92,955,347
Total distributions	$81,295,168	$140,125,461
The federal tax cost and the tax basis components of distributable earnings were as follows:
18

MFS New Discovery Series
Notes to Financial Statements  - continued
As of 12/31/20
Cost of investments	$708,612,372
Gross appreciation	359,213,969
Gross depreciation	(15,412,599)
Net unrealized appreciation (depreciation)	$343,801,370
Undistributed ordinary income	67,761,486
Undistributed long-term capital gain	112,268,925
Other temporary differences	10,649
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$31,864,295	$57,060,289
Service Class	49,430,873	83,065,172
Total	$81,295,168	$140,125,461
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion	0.80%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $89,337, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
For the period from January 1, 2020 through July 31, 2020, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.94% of average daily net assets for the Initial Class shares and 1.19% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2020. For the period from January 1, 2020 through July 31, 2020, this reduction amounted to $16,269, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.87% of average daily net assets for the Initial Class shares and 1.12% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the period from August 1, 2020 through December 31, 2020, this reduction amounted to $251,698, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and
19

MFS New Discovery Series
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $34,955, which equated to 0.0043% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $3,060.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0144% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $169,830 and $539,353, respectively. The sales transactions resulted in net realized gains (losses) of $(28,615).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $80,433, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $643,788,423 and $759,162,965, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,294,260	$68,896,127	1,458,759	$29,581,160
Service Class	3,845,873	70,163,983	3,433,407	62,530,706
	7,140,133	$139,060,110	4,892,166	$92,111,866
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,481,371	$31,864,295	3,140,358	$57,060,289
Service Class	2,622,328	49,430,873	5,140,172	83,065,172
	4,103,699	$81,295,168	8,280,530	$140,125,461
20

MFS New Discovery Series
Notes to Financial Statements  - continued
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(4,425,268)	$(93,651,928)	(3,255,470)	$(67,473,742)
Service Class	(7,901,694)	(146,885,455)	(4,923,843)	(91,929,496)
	(12,326,962)	$(240,537,383)	(8,179,313)	$(159,403,238)
Net change
Initial Class	350,363	$7,108,494	1,343,647	$19,167,707
Service Class	(1,433,493)	(27,290,599)	3,649,736	53,666,382
	(1,083,130)	$(20,182,105)	4,993,383	$72,834,089
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio was the owner of record of approximately 2% of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $3,501 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$20,765,476	$392,976,506	$381,839,601	$(3,037)	$(38)	$31,899,306
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$80,837	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
21

MFS New Discovery Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS New Discovery Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
23

MFS New Discovery Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
24

MFS New Discovery Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Michael Grossman
25

MFS New Discovery Series
Board Review of Investment Advisory Agreement
MFS New Discovery Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
26

MFS New Discovery Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2020, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS New Discovery Series
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
28

MFS New Discovery Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $62,559,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 7.62% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2020
MFS®  Total Return Bond Series
MFS® Variable Insurance Trust
VFB-ANN

MFS® Total Return Bond Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Bond Series
Portfolio Composition
Portfolio structure reflecting equivalent exposure of derivative positions (i)
Fixed income sectors (i)
Investment Grade Corporates	39.4%
Mortgage-Backed Securities	20.6%
Commercial Mortgage-Backed Securities	10.1%
U.S. Treasury Securities	9.0%
Collateralized Debt Obligations	8.7%
High Yield Corporates	6.4%
Municipal Bonds	3.3%
Asset-Backed Securities	2.0%
U.S. Government Agencies	1.4%
Emerging Markets Bonds	1.3%
Residential Mortgage-Backed Securities	0.5%
Non-U.S. Government Bonds	0.2%
Composition including fixed income credit quality (a)(i)
AAA	13.2%
AA	6.6%
A	14.7%
BBB	28.2%
BB	6.3%
B	1.0%
CCC	0.2%
D (o)	0.0%
U.S. Government	2.4%
Federal Agencies	22.0%
Not Rated	8.3%
Cash & Cash Equivalents	3.7%
Other	(6.6)%
Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	7.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.

MFS Total Return Bond Series
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Total Return Bond Series (fund) provided a total return of 8.47%, while Service Class shares of the fund provided a total return of 8.17%. These compare with a return of 7.51% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Factors Affecting Performance
Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s overweight allocation to both the industrials and utilities sectors, and its underweight allocation to the MBS agency fixed rate sector, boosted relative performance. The fund's out-of-benchmark exposure to derivatives, particularly its long exposure to the Markit CDX North America High Yield Index, further supported relative results. Strong bond selection within the industrials and financial institutions sectors, and the fund's favorable bond selection within “BBB” and “A” rated(r) securities, were also areas of relative strength.
Conversely, the fund’s yield curve(y) positioning, particularly its greater exposure to shifts in the long end (centered around maturities of 20 or more years) of the yield curve, detracted from relative returns. The fund’s out-of-benchmark allocation to “BB” rated securities also held back relative performance as this credit quality segment turned in weak performance during the reporting period.
Respectfully,
Portfolio Manager(s)
Alexander Mackey, Joshua Marston, and Robert Persons
Note to Contract Owners: Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the fund.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three

MFS Total Return Bond Series
Management Review - continued
agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Bond Series
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/95	8.47%	5.18%	4.42%
Service Class	5/01/00	8.17%	4.92%	4.15%
Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)	7.51%	4.44%	3.84%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg Barclays U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

MFS Total Return Bond Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Bond Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.53%	$1,000.00	$1,041.42	$2.72
	Hypothetical (h)	0.53%	$1,000.00	$1,022.47	$2.69
Service Class	Actual	0.78%	$1,000.00	$1,040.10	$4.00
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MFS Total Return Bond Series
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 95.6%
Aerospace – 0.5%
Raytheon Technologies Corp., 4.125%, 11/16/2028	$2,100,000	$ 2,502,434
Raytheon Technologies Corp., 4.05%, 5/04/2047	3,608,000	4,487,139
TransDigm, Inc., 6.5%, 7/15/2024	3,485,000	3,546,754
		$10,536,327
Asset-Backed & Securitized – 21.1%
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 1.809% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	$5,554,267	$ 5,540,365
ALM Loan Funding, CLO, 2015-16A, “AAR2”, FLR, 1.137% (LIBOR - 3mo. + 0.90%), 7/15/2027 (n)	1,371,541	1,366,883
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 1.309% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	7,720,000	7,690,409
Arbor Realty Trust, Inc., CLO, 2019-FL1, “C”, FLR, 2.258% (LIBOR - 1mo. + 2.1%), 5/15/2037 (n)	808,000	775,795
Arbor Realty Trust, Inc., CLO, 2019-FL1, “D”, FLR, 2.658% (LIBOR - 1mo. + 2.5%), 5/15/2037 (n)	6,995,000	6,681,323
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS” FLR, 1.608% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)	980,500	969,512
Arbor Realty Trust, Inc., CLO, 2019-FL2, “B”, FLR, 1.908% (LIBOR - 1mo. + 1.75%), 9/15/2034 (n)	784,500	770,819
Arbor Realty Trust, Inc., CLO, 2020-FL1, “C”, FLR, 2.209% (LIBOR - 1mo. + 2.05%), 2/15/2035 (n)	3,529,000	3,449,862
AREIT CRE Trust, 2019-CRE3, “A”, FLR, 1.173% (LIBOR - 1mo. + 1.02%), 9/14/2036 (n)	1,230,000	1,208,565
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 1.703% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	2,569,500	2,481,960
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.053% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	2,242,500	2,177,337
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 2.803% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	1,849,000	1,764,288
Atrium XII Corp., 2012-A, “B1R”, FLR, 1.566% (LIBOR - 3mo. + 1.35%), 4/22/2027 (n)	7,430,000	7,414,293
Bancorp Commercial Mortgage Trust, 2017-CRE2, “B”, FLR, 1.759% (LIBOR - 1mo. + 1.6%), 8/15/2032 (z)	2,312,000	2,324,235
Bancorp Commercial Mortgage Trust, 2018-CRE3, “AS”, FLR, 1.408% (LIBOR - 1mo. + 1.25%), 1/15/2033 (n)	2,292,853	2,286,751
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 2.859% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	$1,668,091	$ 1,616,046
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.258% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	2,255,000	2,230,186
Bancorp Commercial Mortgage Trust, 2018-CRE4, “B”, FLR, 1.409% (LIBOR - 1mo. + 1.25%), 9/15/2035 (n)	2,030,000	1,981,161
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 2.258% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	1,465,000	1,421,233
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 1.159% (LIBOR - 1mo. + 1%), 3/15/2036 (n)	1,755,037	1,733,980
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 1.508% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	1,394,437	1,376,081
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 1.708% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	8,289,572	8,163,944
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 2.458% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	545,000	515,131
Barclays Commercial Mortgage Securities LLC, 2019-C5, “A4”, 3.063%, 11/15/2052	2,755,000	3,092,087
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(n)	93,969	9
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.746% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	49,715	51,689
BDS Ltd., 2019-FL4, “A”, FLR, 1.253% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	5,165,000	5,158,544
Bear Stearns Cos., Inc., “A2”, FLR, 1.048% (LIBOR - 1mo. + 0.45%), 12/25/2042	267,570	264,025
Benchmark Mortgage Trust, 2020-B18, “A5”, 1.925%, 7/15/2053	2,133,596	2,200,177
BSPRT Ltd., 2019-FL5, “C”, FLR, 2.159% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	3,295,000	3,200,229
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	2,161,950	2,192,457
BXMT Ltd., 2020-FL2, “B”, FLR, 1.552% (LIBOR - 1mo. + 1.4%), 2/16/2037 (n)	1,731,000	1,707,287

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Cantor Commercial Real Estate, 2019-CF2, “A5”, 2.874%, 11/15/2052	$6,645,635	$ 7,309,370
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	2,408,050	2,481,513
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12%, 11/15/2029 (n)	1,216,947	1,223,900
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	1,970,651	1,990,738
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	3,128,793	3,428,636
Citigroup Commercial Mortgage Trust, 2016-P6, “A5”, 3.72%, 12/10/2049	1,754,000	2,009,254
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	790,000	891,262
CLNC Ltd., 2019-FL1, “B”, FLR, 2.051% (LIBOR - 1mo. + 1.9%), 8/20/2035 (n)	1,850,000	1,817,183
CLNC Ltd., 2019-FL1, “C”, FLR, 2.551% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	3,006,500	2,894,287
Commercial Mortgage Trust, 2012-CR2, “A4”, 3.147%, 8/15/2045	3,950,000	4,076,716
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	10,000,000	11,185,972
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	2,888,848	3,231,102
CPS Auto Trust, 2019-B, “B”, 3.09%, 4/17/2023 (n)	1,610,195	1,620,016
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,695,346	2,966,498
Cutwater Ltd., 2014-1A, “BR”, FLR, 2.637% (LIBOR - 3mo. + 2.4%), 7/15/2026 (n)	3,135,000	3,107,744
Cutwater Ltd., 2015-1A, “BR”, FLR, 2.036% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	10,770,000	10,533,275
DT Auto Owner Trust, 2019-2A, “C”, 3.18%, 2/18/2025 (n)	3,392,000	3,461,848
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 1.852% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	2,753,500	2,691,819
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	1,905,000	1,946,997
Flatiron CLO Ltd., 2015-1A, “BR”, FLR, 1.636% (LIBOR - 3mo. + 1.4%), 4/15/2027 (n)	10,675,817	10,611,754
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 2.136% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	1,970,000	1,948,090
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.495% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	$6,199,500	$ 6,150,660
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 1.011% (LIBOR - 3mo. + 0.79%), 11/15/2026 (n)	4,451,128	4,434,926
Galaxy CLO Ltd., 2018-29A, “B”, FLR, 1.621% (LIBOR - 3mo. + 1.4%), 11/15/2026 (n)	2,878,803	2,878,639
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	1,261,568	1,275,085
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 1.278% (LIBOR - 1mo. + 1.12%), 6/15/2037 (n)	5,172,500	5,147,320
Granite Point Mortgage Trust, Inc., 2018-FL1, “A” FLR, 1.051% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	616,306	612,510
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	7,904,407	8,726,253
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	10,169,944	11,378,394
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 1.918% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)	6,545,000	6,350,011
Hunt CRE Ltd., 2018-FL2, “AS”, FLR, 1.609% (LIBOR - 1mo. + 1.45%), 8/15/2028 (n)	875,000	856,864
Hunt CRE Ltd., 2018-FL2, “B”, FLR, 1.808% (LIBOR - 1mo. + 1.65%), 8/15/2028 (n)	1,800,000	1,739,774
Hunt CRE Ltd., 2018-FL2, “C”, FLR, 2.509% (LIBOR - 1mo. + 2.35%), 8/15/2028 (n)	595,000	578,678
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 0.853% (LIBOR - 1mo. + 0.7%), 3/17/2037 (n)	8,869,171	8,795,369
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.003% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	1,236,679	1,233,663
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	12,188,428	13,279,641
JPMorgan Chase Commercial Mortgage Securities Corp., 5.654%, 7/15/2042 (n)	20,169	14,074
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	7,520,623	8,510,301
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171%, 8/15/2046	92,601	93,800
JPMorgan Mortgage Trust, “A1”, 2.374%, 10/25/2033	97,442	99,164
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 2.153% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	5,197,500	5,107,183

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Lehman Brothers Commercial Conduit Mortgage Trust, 0.934%, 2/18/2030 (i)	$2,163	$ 0
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 1.658% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	8,900,000	8,846,440
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.709% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	2,340,000	2,270,399
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.109% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	1,919,165	1,814,085
LoanCore Ltd., 2018-CRE1/CRE3, “B”, FLR, 1.758% (LIBOR - 1mo. + 1.6%), 4/15/2034 (n)	1,957,717	1,877,343
LoanCore Ltd., 2019-CRE2, “D”, FLR, 2.609% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	1,121,500	1,000,007
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 1.529% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	1,521,415	1,491,151
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 1.137% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	2,523,630	2,516,665
Merrill Lynch Mortgage Investors, Inc., “A”, 2.403%, 5/25/2036	109,391	109,767
Merrill Lynch Mortgage Investors, Inc., “A5”, 2.483%, 4/25/2035	128,672	125,852
MF1 CLO Ltd., 2019-FL2, “AS”, FLR, 1.58% (LIBOR - 1mo. + 1.43%), 12/25/2034 (n)	11,245,000	11,133,090
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 8/15/2045	5,000,000	5,154,046
Navistar Financial Dealer Note Master Owner Trust, 2019-1, “A”, FLR, 0.785% (LIBOR - 1mo. + 0.64%), 5/25/2024 (n)	6,175,000	6,183,599
Neuberger Berman CLO Ltd., 2017-16SA, “B”, FLR, 1.487% (LIBOR - 3mo. + 1.25%), 1/15/2028 (n)	4,360,000	4,350,486
NextGear Floorplan Master Owner Trust, 2018-1A, “A2”, 3.22%, 2/15/2023 (n)	3,250,000	3,260,666
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	2,465,000	2,534,175
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 1.586% (LIBOR - 3mo. + 1.35%), 7/15/2027 (n)	6,280,000	6,296,209
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.574% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	3,930,000	3,876,564
Palmer Square Loan Funding Ltd., 2020-1A, “B”, FLR, 2.123% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	3,453,628	3,327,615
Parallel Ltd., 2015-1A, “C1R”, FLR, 1.968% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,680,000	1,634,605
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Parallel Ltd., 2015-1A, “C2R”, FLR, 1.968% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	$1,810,000	$ 1,776,495
Preferred Term Securities XIX Ltd., CDO, FLR, 0.566% (LIBOR - 3mo. + 0.35%), 12/22/2035 (n)	244,799	205,631
Race Point CLO Ltd., 2013-8A, “AR-2”, FLR, 1.264% (LIBOR - 3mo. + 1.04%), 2/20/2030 (n)	3,697,038	3,693,988
Residential Funding Mortgage Securities, Inc., FGIC, 5.32%, 12/25/2035	6,451	6,553
Santander Retail Auto Lease Trust, 2019-A, “B”, 3.01%, 5/22/2023 (n)	3,222,000	3,305,012
Santander Retail Auto Lease Trust, 2020-A, “C”, 2.08%, 3/20/2024 (n)	2,276,000	2,334,775
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	1,369,321	1,394,687
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	1,632,961	1,669,739
TICP CLO Ltd., 2018-IA, “A2”, FLR, 1.714% (LIBOR - 3mo. + 1.5%), 4/26/2028 (n)	6,750,828	6,703,460
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	5,865,766	6,813,988
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	12,215,133	13,377,360
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	2,347,212	2,354,307
Voya CLO Ltd., 2012-4A, “A2AR”, FLR, 2.136% (LIBOR - 3mo. + 1.90%), 10/15/2030 (n)	1,940,000	1,941,921
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	13,071,416	14,886,896
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	3,970,000	4,558,606
Wells Fargo Commercial Mortgage Trust, 2018-C46, “A4”, 4.152%, 8/15/2051	1,430,000	1,684,991
Wells Fargo Commercial Mortgage Trust, 2019-C53, “A4”, 3.04%, 10/15/2052	10,239,837	11,457,691
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	4,898,000	5,515,381
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053	3,745,000	3,896,549
West CLO Ltd., 2014-1A, “A2R”, FLR, 1.567% (LIBOR - 3mo. + 1.35%), 7/18/2026 (n)	7,938,599	7,939,052
West CLO Ltd., 2014-1A, “CR”, FLR, 3.217% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	1,680,000	1,661,238

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Wind River CLO Ltd., 2012-1A, “CR2”, FLR, 2.287% (LIBOR - 3mo. + 2.05%), 1/15/2026 (n)	$5,112,331	$ 5,112,944
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.936% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	975,000	955,152
		$423,546,126
Automotive – 1.1%
Allison Transmission, Inc., 4.75%, 10/01/2027 (n)	$3,775,000	$ 3,954,312
Allison Transmission, Inc., 3.75%, 1/30/2031 (n)	2,087,000	2,135,262
General Motors Co., 3.6%, 6/21/2030	4,150,000	4,630,122
Hyundai Capital America, 2.375%, 10/15/2027 (n)	2,150,000	2,253,267
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	3,035,000	3,123,106
Volkswagen Group of America LLC, 3.2%, 9/26/2026 (n)	3,881,000	4,287,791
Volkswagen Group of America LLC, 3.75%, 5/13/2030 (n)	2,426,000	2,797,170
		$23,181,030
Broadcasting – 1.2%
Discovery, Inc., 4.65%, 5/15/2050	$4,190,000	$ 5,231,817
Fox Corp., 4.709%, 1/25/2029	3,554,000	4,310,150
Netflix, Inc., 4.875%, 4/15/2028	1,185,000	1,336,324
Prosus N.V., 3.68%, 1/21/2030 (n)	4,905,000	5,334,698
Walt Disney Co., 3.6%, 1/13/2051	7,385,000	8,946,957
		$25,159,946
Brokerage & Asset Managers – 1.7%
Charles Schwab Corp., 3.2%, 1/25/2028	$2,607,000	$ 2,951,054
E*TRADE Financial Corp., 3.8%, 8/24/2027	5,435,000	6,266,304
E*TRADE Financial Corp., 4.5%, 6/20/2028	3,485,000	4,187,983
Intercontinental Exchange, Inc., 3.75%, 9/21/2028	2,412,000	2,816,468
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	1,170,000	1,223,937
Intercontinental Exchange, Inc., 3%, 6/15/2050	3,160,000	3,355,446
Intercontinental Exchange, Inc., 3%, 9/15/2060	4,680,000	4,885,728
Raymond James Financial, Inc., 4.95%, 7/15/2046	4,683,000	6,407,712
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	1,271,000	1,423,629
		$33,518,261
Issuer	Shares/Par	Value ($)
Bonds – continued
Building – 1.0%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	$2,975,000	$ 3,079,125
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	1,407,000	1,575,097
Martin Marietta Materials, Inc., 4.25%, 12/15/2047	819,000	977,169
Masco Corp., 4.375%, 4/01/2026	6,170,000	7,242,683
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	3,295,000	3,311,475
Vulcan Materials Co., 3.5%, 6/01/2030	3,356,000	3,852,703
		$20,038,252
Business Services – 2.1%
Equinix, Inc., 5.375%, 5/15/2027	$6,006,000	$ 6,546,294
Equinix, Inc., 2.15%, 7/15/2030	4,950,000	5,032,084
Fidelity National Information Services, Inc., 3%, 8/15/2026	7,885,000	8,780,361
Fiserv, Inc., 3.5%, 7/01/2029	3,911,000	4,463,648
Fiserv, Inc., 2.65%, 6/01/2030	4,000,000	4,325,323
Iron Mountain, Inc., 4.5%, 2/15/2031 (n)	5,315,000	5,567,462
NXP Semiconductors N.V., 2.7%, 5/01/2025 (n)	508,000	546,654
Tencent Holdings Ltd., 3.24%, 6/03/2050 (n)	6,379,000	6,604,963
		$41,866,789
Cable TV – 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5%, 2/01/2028 (n)	$4,470,000	$ 4,727,025
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	7,676,000	8,918,371
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	3,265,000	3,395,600
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	1,880,000	2,068,588
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	3,615,000	3,768,637
Time Warner Cable, Inc., 4.5%, 9/15/2042	3,721,000	4,354,210
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	290,000	448,338
		$27,680,769
Computer Software – 0.8%
Dell Investments LLC/EMC Corp., 5.3%, 10/01/2029 (n)	$10,112,000	$ 12,383,895
Microsoft Corp., 4.1%, 2/06/2037	3,664,000	4,803,090
		$17,186,985
Computer Software - Systems – 0.9%
Apple, Inc., 4.375%, 5/13/2045	$4,792,000	$ 6,556,753
Apple, Inc., 3.85%, 8/04/2046	881,000	1,131,035
Apple, Inc., 2.55%, 8/20/2060	6,363,000	6,528,388

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Computer Software - Systems – continued
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	$3,935,000	$ 4,202,659
		$18,418,835
Conglomerates – 1.0%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$2,327,000	$ 2,422,989
Carrier Global Corp., 3.577%, 4/05/2050	9,991,000	11,077,760
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	4,993,000	5,921,306
		$19,422,055
Consumer Products – 1.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$6,765,000	$ 7,282,939
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	13,673,000	14,620,549
		$21,903,488
Consumer Services – 0.7%
Booking Holdings, Inc., 3.65%, 3/15/2025	$3,610,000	$ 3,994,100
Booking Holdings, Inc., 4.5%, 4/13/2027	2,084,000	2,484,126
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2026 (n)	2,145,000	1,780,357
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2029 (n)	6,221,000	4,029,935
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2031 (n)	2,145,000	1,259,665
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n)	5,600,000	1,612,923
		$15,161,106
Containers – 0.4%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	$7,030,000	$ 7,293,625
Electronics – 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$6,969,000	$ 7,830,572
Broadcom, Inc., 4.75%, 4/15/2029	3,794,000	4,535,026
Broadcom, Inc., 4.15%, 11/15/2030	5,906,000	6,827,124
Sensata Technologies B.V., 5%, 10/01/2025 (n)	3,740,000	4,160,750
		$23,353,472
Emerging Market Quasi-Sovereign – 0.1%
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030	$2,856,000	$ 3,044,582
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – 0.3%
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	$2,675,000	$ 3,002,687
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	2,670,000	3,030,450
		$6,033,137
Energy - Integrated – 0.8%
Eni S.p.A., 4%, 9/12/2023 (n)	$5,485,000	$ 5,969,155
Exxon Mobil Corp., 4.227%, 3/19/2040	1,700,000	2,113,056
Exxon Mobil Corp., 3.452%, 4/15/2051	673,000	767,721
Total Capital International S.A., 2.986%, 6/29/2041	2,835,000	3,096,084
Total Capital International S.A., 3.127%, 5/29/2050	4,177,000	4,518,317
		$16,464,333
Financial Institutions – 1.3%
AerCap Ireland Capital DAC, 4.5%, 9/15/2023	$5,027,000	$ 5,450,026
AerCap Ireland Capital DAC, 6.5%, 7/15/2025	3,419,000	4,086,464
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)	5,845,000	6,356,251
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	4,754,000	5,020,284
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	1,940,000	2,089,624
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	3,714,956	3,315,598
		$26,318,247
Food & Beverages – 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.9%, 2/01/2046	$3,064,000	$ 3,987,629
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/2039	2,702,000	3,648,021
Constellation Brands, Inc., 2.875%, 5/01/2030	817,000	894,773
Constellation Brands, Inc., 3.75%, 5/01/2050	1,188,000	1,396,287
Diageo Capital PLC, 2.125%, 4/29/2032	4,571,000	4,825,470
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	2,595,000	2,981,032
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	671,000	759,320
Mondelez International, Inc., 2.625%, 9/04/2050	1,966,000	1,978,400
		$20,470,932

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – 0.8%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$4,350,000	$ 4,752,288
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	2,257,000	2,539,306
Las Vegas Sands Corp., 3.5%, 8/18/2026	3,415,000	3,653,495
Marriott International, Inc., 4.625%, 6/15/2030	1,503,000	1,762,842
Marriott International, Inc., 3.5%, 10/15/2032	3,491,000	3,817,217
		$16,525,148
Insurance – 0.7%
American International Group, Inc., 3.75%, 7/10/2025	$4,804,000	$ 5,396,234
American International Group, Inc., 3.9%, 4/01/2026	5,113,000	5,829,012
American International Group, Inc., 4.7%, 7/10/2035	2,777,000	3,581,434
		$14,806,680
Insurance - Property & Casualty – 2.5%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$6,835,000	$ 7,422,749
Aon Corp., 3.75%, 5/02/2029	7,982,000	9,307,438
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	1,429,000	1,529,294
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	5,854,000	6,549,271
Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	6,063,000	6,583,356
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	3,624,000	4,244,935
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	2,900,000	3,466,542
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	6,949,000	9,126,044
Progressive Corp., 3.2%, 3/26/2030	533,000	613,503
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	926,000	1,164,551
		$50,007,683
International Market Quasi-Sovereign – 0.2%
Electricite de France S.A., 4.875%, 9/21/2038 (n)	$2,687,000	$ 3,346,849
Machinery & Tools – 0.4%
CNH Industrial Capital LLC, 1.95%, 7/02/2023	$2,514,000	$ 2,587,859
CNH Industrial Capital LLC, 4.2%, 1/15/2024	1,209,000	1,326,002
CNH Industrial Capital LLC, 3.85%, 11/15/2027	3,385,000	3,811,994
		$7,725,855
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – 7.9%
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	$8,376,000	$ 9,470,357
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	10,000,000	10,614,900
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	3,810,000	3,963,561
Bank of America Corp., 4.443%, 1/20/2048	6,670,000	8,813,910
Bank of America Corp., 6.1%, 12/29/2049	8,260,000	9,358,993
Bank of America Corp., 5.875%, 12/31/2059	6,088,000	6,879,440
Bank of America Corp., FLR, 6.5% (LIBOR - 3mo. + 4.174%), 10/23/2049	4,004,000	4,574,570
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	3,499,000	4,195,681
Credit Suisse Group Fund (Guernsey) Ltd., 3.75%, 3/26/2025	3,355,000	3,724,045
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	6,000,000	6,453,360
JPMorgan Chase & Co., 3.125%, 1/23/2025	374,000	409,556
JPMorgan Chase & Co., 3.509%, 1/23/2029	2,455,000	2,799,670
JPMorgan Chase & Co., 4.005% to 4/23/2028, FLR (LIBOR - 3mo. + 1.12%) to 4/23/2029	11,547,000	13,550,825
JPMorgan Chase & Co., 4.203% to 7/23/2028, FLR (LIBOR - 3mo. + 1.26%) to 7/23/2029	4,743,000	5,668,185
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	4,435,000	4,861,805
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR + 2.44%) to 4/22/2051	2,068,000	2,298,122
Lloyds Bank PLC, 3.75%, 1/11/2027	5,639,000	6,392,421
Mitsubishi UFJ Financial Group, Inc., 2.048%, 7/17/2030	10,057,000	10,511,639
Morgan Stanley, 5.597% to 3/24/2050, FLR (SOFR + 4.84%) to 3/24/2051	5,000,000	8,036,000
PNC Bank N.A., 3.1%, 10/25/2027	4,157,000	4,655,191
Sumitomo Mitsui Financial Group, Inc., 2.13%, 7/08/2030	10,025,000	10,506,600
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	4,836,000	5,536,340
Wachovia Corp., 6.605%, 10/01/2025	1,764,000	2,204,945
Wells Fargo & Co., 3.068% to 4/30/2040, FLR (SOFR + 2.53%) to 4/30/2041	7,635,000	8,305,595

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Westpac Banking Corp., 2.894% to 2/4/2025, FLR (CMT - 5yr. + 1.35%) to 2/04/2030	$5,518,000	$ 5,783,634
		$159,569,345
Medical & Health Technology & Services – 3.0%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$901,000	$ 985,874
Alcon, Inc., 2.6%, 5/27/2030 (n)	1,096,000	1,167,272
Becton, Dickinson and Co., 3.794%, 5/20/2050	4,961,000	5,882,371
Berks County, PA, Industrial Development Authority (Tower Health Project), 4.451%, 2/01/2050	6,211,000	5,180,406
Cigna Corp., 2.4%, 3/15/2030	3,463,000	3,690,342
CommonSpirit Health, 2.95%, 11/01/2022	6,666,000	6,962,041
Hackensack Meridian Health, Inc., 4.211%, 7/01/2048	3,555,000	4,504,920
HCA, Inc., 5.25%, 6/15/2026	3,026,000	3,580,509
HCA, Inc., 5.625%, 9/01/2028	5,840,000	6,898,500
HCA, Inc., 4.125%, 6/15/2029	4,743,000	5,499,681
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	2,518,000	3,300,135
Northwell Healthcare, Inc., 3.979%, 11/01/2046	1,503,000	1,720,280
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	7,120,000	8,390,546
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	2,562,000	3,070,023
		$60,832,900
Medical Equipment – 0.3%
Abbott Laboratories, 3.4%, 11/30/2023	$2,684,000	$ 2,908,767
Abbott Laboratories, 1.15%, 1/30/2028	1,891,000	1,917,265
Boston Scientific Corp., 4%, 3/01/2029	2,000,000	2,355,940
		$7,181,972
Metals & Mining – 0.5%
Anglo American Capital PLC, 3.95%, 9/10/2050 (n)	$3,000,000	$ 3,360,058
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	2,796,000	3,023,734
Novelis Corp., 5.875%, 9/30/2026 (n)	3,515,000	3,673,175
		$10,056,967
Midstream – 2.7%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$3,845,000	$ 4,067,164
Enbridge, Inc., 4.25%, 12/01/2026	7,802,000	9,125,173
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	6,550,000	9,498,797
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	2,240,000	2,938,196
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	2,778,000	3,460,038
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
ONEOK, Inc., 5.2%, 7/15/2048	$5,276,000	$ 6,148,934
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	3,000,000	3,137,950
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	5,449,000	6,228,932
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	2,847,000	3,266,517
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	1,975,000	2,339,761
Targa Resources Partners LP/Targa Resources Finance Corp., 5.875%, 4/15/2026	3,333,000	3,533,713
		$53,745,175
Mortgage-Backed – 20.6%
Fannie Mae, 5.5%, 3/01/2021-4/01/2040	$6,343,216	$ 7,415,226
Fannie Mae, 3.89%, 7/01/2021	1,054,182	1,056,720
Fannie Mae, 2.56%, 10/01/2021	753,785	758,135
Fannie Mae, 2.75%, 3/01/2022	1,048,733	1,070,983
Fannie Mae, 6%, 8/01/2022-3/01/2039	1,568,327	1,847,645
Fannie Mae, 2.525%, 10/01/2022	1,679,173	1,721,382
Fannie Mae, 2.68%, 3/01/2023	1,616,627	1,674,194
Fannie Mae, 2.41%, 5/01/2023	1,884,708	1,948,510
Fannie Mae, 2.55%, 5/01/2023	964,978	1,000,163
Fannie Mae, 5%, 7/01/2023-3/01/2042	4,505,991	5,206,665
Fannie Mae, 4.5%, 5/01/2024-6/01/2044	16,131,472	18,069,353
Fannie Mae, 3.5%, 5/25/2025-5/01/2049	14,144,119	15,247,657
Fannie Mae, 3.95%, 1/01/2027	335,783	384,594
Fannie Mae, 3%, 11/01/2028-9/01/2050	19,048,668	20,418,552
Fannie Mae, 2.5%, 11/01/2031-12/01/2050	10,983,055	11,646,327
Fannie Mae, 6.5%, 7/01/2032-1/01/2033	3,384	3,940
Fannie Mae, 3%, 2/25/2033 (i)	600,179	63,633
Fannie Mae, 4%, 12/01/2039-1/01/2047	25,852,160	28,318,819
Fannie Mae, 3.25%, 5/25/2040	263,977	286,246
Fannie Mae, 2%, 10/25/2040-4/25/2046	673,854	693,655
Fannie Mae, 4%, 7/25/2046 (i)	550,744	103,194
Fannie Mae, 3.5%, 12/01/2046 (f)	2,869,697	3,061,606
Fannie Mae, TBA, 1.5%, 1/16/2036-2/12/2051	12,200,000	12,452,553
Fannie Mae, TBA, 3%, 1/16/2036-2/12/2051	14,275,000	14,969,505
Fannie Mae, TBA, 2%, 1/25/2036-2/12/2051	53,150,000	55,209,141
Fannie Mae, TBA, 2.5%, 1/14/2051-2/25/2051	24,425,000	25,734,265
Fannie Mae, TBA, 3.5%, 1/14/2051	5,950,000	6,288,709
Fannie Mae, TBA, 4%, 1/25/2051	3,000,000	3,203,667
Federal Home Loan Bank, 5%, 7/01/2035	1,319,525	1,534,134

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 2.791%, 1/25/2022	$4,439,000	$ 4,528,744
Freddie Mac, 3.32%, 2/25/2023	3,956,000	4,183,559
Freddie Mac, 3.531%, 7/25/2023	2,401,000	2,580,724
Freddie Mac, 2.67%, 12/25/2024	2,784,000	3,007,547
Freddie Mac, 2.811%, 1/25/2025	4,169,000	4,533,037
Freddie Mac, 4%, 7/01/2025-4/01/2044	2,662,825	2,909,162
Freddie Mac, 4.5%, 7/01/2025-5/01/2042	4,049,351	4,530,866
Freddie Mac, 3.3%, 10/25/2026	2,958,000	3,367,061
Freddie Mac, 3%, 6/15/2028-2/25/2059	25,833,703	27,761,752
Freddie Mac, 4.06%, 10/25/2028	2,129,000	2,569,895
Freddie Mac, 1.089%, 7/25/2029 (i)	4,054,068	336,525
Freddie Mac, 1.144%, 8/25/2029 (i)	7,019,521	610,027
Freddie Mac, 1.868%, 4/25/2030 (i)	1,901,414	292,846
Freddie Mac, 5.5%, 5/01/2034-1/01/2038	281,203	329,034
Freddie Mac, 6%, 8/01/2034-7/01/2038	82,643	96,250
Freddie Mac, 5%, 11/01/2035-7/01/2041	1,578,595	1,817,727
Freddie Mac, 5.5%, 2/15/2036 (i)	124,892	23,734
Freddie Mac, 3.5%, 11/01/2037-10/25/2058	24,103,482	25,962,622
Freddie Mac, 4.5%, 12/15/2040 (i)	124,774	11,879
Freddie Mac, 4%, 8/15/2044 (i)	154,017	18,547
Ginnie Mae, 5.5%, 5/15/2033-1/20/2042	1,474,473	1,700,037
Ginnie Mae, 6%, 1/20/2036-1/15/2039	166,162	195,798
Ginnie Mae, 4.5%, 4/15/2039-9/20/2041	6,833,986	7,652,287
Ginnie Mae, 4%, 10/20/2040-3/20/2048	2,299,777	2,541,099
Ginnie Mae, 3.5%, 11/15/2040-9/20/2048	16,662,952	17,915,166
Ginnie Mae, 3%, 11/20/2044-1/20/2048	19,876,171	21,087,126
Ginnie Mae, 2.5%, 11/20/2050-12/20/2050	7,266,141	7,697,266
Ginnie Mae, TBA, 2.5%, 1/21/2051-2/20/2051	6,875,000	7,268,723
Ginnie Mae, TBA, 3.5%, 1/21/2051	4,500,000	4,768,980
Ginnie Mae, TBA, 4%, 1/21/2051	5,325,000	5,677,067
Ginnie Mae, TBA, 2%, 2/20/2051	5,950,000	6,211,234
		$413,575,494
Municipals – 3.3%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.06%, 12/01/2025	$910,000	$ 905,941
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	8,850,000	8,640,786
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	1,295,000	1,359,232
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029	$8,019,000	$ 10,335,769
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	13,215,000	13,015,586
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	3,770,000	4,377,837
Philadelphia, PA, School District, “B”, AGM, 6.615%, 6/01/2030	3,250,000	4,111,933
Philadelphia, PA, School District, “B”, AGM, 6.765%, 6/01/2040	2,195,000	2,889,366
State of California (Build America Bonds), 7.625%, 3/01/2040	860,000	1,492,556
State of California (Build America Bonds), 7.6%, 11/01/2040	5,010,000	9,061,988
State of Florida, “A”, 2.154%, 7/01/2030	7,272,000	7,651,744
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	2,260,000	2,736,069
		$66,578,807
Natural Gas - Distribution – 0.8%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$9,294,000	$ 10,315,091
NiSource, Inc., 3.6%, 5/01/2030	5,378,000	6,220,026
		$16,535,117
Network & Telecom – 0.2%
Verizon Communications, Inc., 4.272%, 1/15/2036	$2,647,000	$ 3,279,331
Oils – 0.3%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$2,350,000	$ 2,693,220
Marathon Petroleum Corp., 5.85%, 12/15/2045	2,683,000	3,309,851
		$6,003,071
Other Banks & Diversified Financials – 0.8%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$2,570,000	$ 2,778,170
Branch Banking & Trust Co., 2.25%, 3/11/2030	910,000	954,211
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	5,771,000	6,522,376
Macquarie Bank Ltd. of London, 6.125% to 3/08/2027, FLR (Swap Rate - 5yr. + 4.332%) to 12/31/2165 (n)	5,003,000	5,353,210
		$15,607,967
Pollution Control – 0.2%
Republic Services, Inc., 3.95%, 5/15/2028	$2,924,000	$ 3,427,513

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Railroad & Shipping – 0.0%
CSX Corp., 3.8%, 4/15/2050	$869,000	$ 1,072,685
Real Estate - Apartment – 0.3%
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, FLR, 2.259% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)	$2,602,500	$ 2,605,580
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	2,417,000	2,635,990
		$5,241,570
Real Estate - Healthcare – 0.1%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$2,730,000	$ 2,904,037
Real Estate - Retail – 0.4%
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	$7,508,000	$ 8,096,236
Retailers – 0.2%
Home Depot, Inc., 3.35%, 4/15/2050	$3,476,000	$ 4,128,901
Specialty Chemicals – 0.1%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$1,165,000	$ 1,230,531
Specialty Stores – 0.3%
Penske Automotive Group Co., 5.5%, 5/15/2026	$1,170,000	$ 1,215,337
TJX Cos., Inc., 3.875%, 4/15/2030	1,446,000	1,734,188
TJX Cos., Inc., 4.5%, 4/15/2050	1,731,000	2,436,162
		$5,385,687
Telecommunications - Wireless – 2.3%
American Tower Corp., REIT, 3.55%, 7/15/2027	$12,018,000	$ 13,588,521
American Tower Corp., REIT, 3.8%, 8/15/2029	1,564,000	1,817,485
American Tower Corp., REIT, 3.1%, 6/15/2050	2,905,000	2,986,645
Crown Castle International Corp., 3.2%, 9/01/2024	2,497,000	2,712,411
Crown Castle International Corp., 3.7%, 6/15/2026	2,419,000	2,725,328
Crown Castle International Corp., 4%, 3/01/2027	984,000	1,129,709
Crown Castle International Corp., 3.8%, 2/15/2028	4,000,000	4,608,230
Crown Castle International Corp., 3.25%, 1/15/2051	1,110,000	1,168,970
SBA Communications Corp., 3.875%, 2/15/2027	4,485,000	4,709,250
T-Mobile USA, Inc., 2.55%, 2/15/2031 (n)	8,299,000	8,714,531
T-Mobile USA, Inc., 4.375%, 4/15/2040 (n)	1,518,000	1,852,522
		$46,013,602
Issuer	Shares/Par	Value ($)
Bonds – continued
Tobacco – 0.3%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$6,134,000	$ 6,640,698
Transportation - Services – 0.6%
Adani Ports & Special Economic Zone Ltd., 4.375%, 7/03/2029	$1,847,000	$ 2,002,404
Adani Ports and Special Economic Zone Ltd., 4%, 7/30/2027 (n)	1,851,000	1,973,518
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	1,612,000	1,792,093
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	3,603,000	5,581,901
		$11,349,916
U.S. Government Agencies and Equivalents – 1.4%
Small Business Administration, 4.93%, 1/01/2024	$3,388	$ 3,526
Small Business Administration, 4.34%, 3/01/2024	7,697	7,972
Small Business Administration, 4.99%, 9/01/2024	6,005	6,289
Small Business Administration, 4.86%, 1/01/2025	14,868	15,609
Small Business Administration, 4.625%, 2/01/2025	15,490	16,256
Small Business Administration, 5.11%, 4/01/2025	7,938	8,385
Small Business Administration, 4.43%, 5/01/2029	193,607	214,019
Small Business Administration, 3.21%, 9/01/2030	2,808,897	2,942,877
Small Business Administration, 3.25%, 11/01/2030	245,794	261,687
Small Business Administration, 2.85%, 9/01/2031	587,133	620,952
Small Business Administration, 2.37%, 8/01/2032	399,135	413,042
Small Business Administration, 2.13%, 1/01/2033	1,789,006	1,847,288
Small Business Administration, 2.21%, 2/01/2033	537,689	556,814
Small Business Administration, 2.22%, 3/01/2033	1,812,371	1,877,642
Small Business Administration, 2.08%, 4/01/2033	2,750,855	2,833,975
Small Business Administration, 2.45%, 6/01/2033	2,910,974	3,043,699
Small Business Administration, 3.15%, 7/01/2033	4,419,261	4,717,021
Small Business Administration, 3.16%, 8/01/2033	4,539,900	4,849,296
Small Business Administration, 3.62%, 9/01/2033	4,260,251	4,683,304
		$28,919,653

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – 2.4%
U.S. Treasury Bonds, 2.375%, 11/15/2049	$6,000,000	$ 7,033,828
U.S. Treasury Notes, 1.375%, 1/31/2022	40,000,000	40,537,500
		$47,571,328
Utilities - Electric Power – 2.2%
AEP Transmission Co. LLC, 3.1%, 12/01/2026	$2,539,000	$ 2,855,603
AEP Transmission Co. LLC, 3.65%, 4/01/2050	1,627,000	1,968,949
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,195,000	1,281,637
Dominion Resources, Inc., 3.9%, 10/01/2025	2,048,000	2,326,418
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	7,433,000	8,431,130
Enel Finance International N.V., 3.5%, 4/06/2028 (n)	6,000,000	6,830,439
Exelon Corp., 3.497%, 6/01/2022	1,184,000	1,231,554
FirstEnergy Corp., 4.85%, 7/15/2047	6,249,000	7,764,769
FirstEnergy Corp., 3.4%, 3/01/2050	2,429,000	2,322,470
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	570,000	637,984
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Pacific Gas & Electric Co., 3.3%, 8/01/2040	$8,840,000	$ 8,801,885
		$44,452,838
Utilities - Gas – 0.1%
East Ohio Gas Co., 3%, 6/15/2050 (n)	$1,606,000	$ 1,742,682
Total Bonds (Identified Cost, $1,793,790,647)		$ 1,924,154,535
Investment Companies (h) – 8.0%
Money Market Funds – 8.0%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $160,402,628)	160,402,628	$ 160,402,627
Other Assets, Less Liabilities – (3.6)%		(73,206,672)
Net Assets – 100.0%		$ 2,011,350,490

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $160,402,627 and $1,924,154,535, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $509,075,987, representing 25.3% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
Bancorp Commercial Mortgage Trust, 2017-CRE2, “B”, FLR, 1.759% (LIBOR - 1mo. + 1.6%), 8/15/2032	2/15/19	$2,303,129	$2,324,235
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.

MFS Total Return Bond Series
Portfolio of Investments – continued
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
JPY	Japanese Yen
Derivative Contracts at 12/31/20
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	58,684,859	JPY	6,099,000,000	Goldman Sachs International	1/07/2021	$(384,133)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	538	$118,885,390	March – 2021	$98,966
U.S. Treasury Ultra Bond	Long	USD	462	98,665,875	March – 2021	74,799
U.S. Treasury Ultra Note 10 yr	Short	USD	543	84,903,140	March – 2021	65,904
						$239,669
At December 31, 2020, the fund had cash collateral of $1,802,642 and other liquid securities with an aggregate value of $1,730,397 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

MFS Total Return Bond Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,793,790,647)	$1,924,154,535
Investments in affiliated issuers, at value (identified cost, $160,402,628)	160,402,627
Foreign currency, at value (identified cost, $58,850,496)	59,066,173
Restricted cash for
Forward foreign currency exchange contracts	200,000
Deposits with brokers for
Futures contracts	1,602,642
Receivables for
Net daily variation margin on open futures contracts	282,737
TBA sale commitments	8,812,904
Fund shares sold	826,620
Interest	12,087,650
Other assets	7,527
Total assets	$2,167,443,415
Liabilities
Payable to custodian	$2,816,431
Payables for
Forward foreign currency exchange contracts	384,133
TBA purchase commitments	150,134,399
Fund shares reacquired	2,505,984
Payable to affiliates
Investment adviser	53,699
Administrative services fee	1,329
Shareholder servicing costs	411
Distribution and/or service fees	14,868
Payable for independent Trustees' compensation	6
Accrued expenses and other liabilities	181,665
Total liabilities	$156,092,925
Net assets	$2,011,350,490
Net assets consist of
Paid-in capital	$1,831,732,247
Total distributable earnings (loss)	179,618,243
Net assets	$2,011,350,490
Shares of beneficial interest outstanding	143,923,165
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$921,341,526	65,268,381	$14.12
Service Class	1,090,008,964	78,654,784	13.86
See Notes to Financial Statements

MFS Total Return Bond Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Interest	$61,600,927
Dividends from affiliated issuers	475,609
Other	10,603
Total investment income	$62,087,139
Expenses
Management fee	$9,578,467
Distribution and/or service fees	2,623,338
Shareholder servicing costs	39,356
Administrative services fee	263,426
Independent Trustees' compensation	36,580
Custodian fee	97,675
Shareholder communications	121,392
Audit and tax fees	78,949
Legal fees	14,041
Miscellaneous	97,114
Total expenses	$12,950,338
Reduction of expenses by investment adviser	(210,382)
Net expenses	$12,739,956
Net investment income (loss)	$49,347,183
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$39,231,709
Affiliated issuers	40,538
Futures contracts	10,944,754
Swap agreements	(4,292,569)
Forward foreign currency exchange contracts	142,184
Foreign currency	(71,601)
Net realized gain (loss)	$45,995,015
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$50,106,777
Affiliated issuers	(141)
Futures contracts	1,549,952
Forward foreign currency exchange contracts	(543,041)
Translation of assets and liabilities in foreign currencies	232,376
Net unrealized gain (loss)	$51,345,923
Net realized and unrealized gain (loss)	$97,340,938
Change in net assets from operations	$146,688,121
See Notes to Financial Statements

MFS Total Return Bond Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$49,347,183	$61,197,882
Net realized gain (loss)	45,995,015	13,890,726
Net unrealized gain (loss)	51,345,923	119,677,493
Change in net assets from operations	$146,688,121	$194,766,101
Total distributions to shareholders	$(63,395,758)	$(66,623,045)
Change in net assets from fund share transactions	$(116,126,286)	$(83,743,514)
Total change in net assets	$(32,833,923)	$44,399,542
Net assets
At beginning of period	2,044,184,413	1,999,784,871
At end of period	$2,011,350,490	$2,044,184,413
See Notes to Financial Statements

MFS Total Return Bond Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$13.48	$12.65	$13.22	$13.09	$13.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.42	$0.39	$0.36	$0.40(c)
Net realized and unrealized gain (loss)	0.76	0.87	(0.53)	0.22	0.16
Total from investment operations	$1.13	$1.29	$(0.14)	$0.58	$0.56
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.46)	$(0.43)	$(0.45)	$(0.47)
Net asset value, end of period (x)	$14.12	$13.48	$12.65	$13.22	$13.09
Total return (%) (k)(r)(s)(x)	8.47	10.21	(1.09)	4.46	4.23(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.54	0.54	0.54	0.53(c)
Expenses after expense reductions (f)	0.53	0.53	0.53	0.53	0.52(c)
Net investment income (loss)	2.71	3.14	3.04	2.70	2.98(c)
Portfolio turnover	112	79	48	47	37
Net assets at end of period (000 omitted)	$921,342	$939,179	$862,752	$997,415	$986,877
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$13.24	$12.43	$12.99	$12.87	$12.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.38	$0.35	$0.32	$0.36(c)
Net realized and unrealized gain (loss)	0.74	0.85	(0.52)	0.22	0.16
Total from investment operations	$1.07	$1.23	$(0.17)	$0.54	$0.52
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.42)	$(0.39)	$(0.42)	$(0.43)
Net asset value, end of period (x)	$13.86	$13.24	$12.43	$12.99	$12.87
Total return (%) (k)(r)(s)(x)	8.17	9.92	(1.33)	4.18	4.01(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.79	0.79	0.78(c)
Expenses after expense reductions (f)	0.78	0.78	0.78	0.78	0.77(c)
Net investment income (loss)	2.46	2.89	2.79	2.45	2.73(c)
Portfolio turnover	112	79	48	47	37
Net assets at end of period (000 omitted)	$1,090,009	$1,105,005	$1,137,033	$1,449,260	$1,457,118

See Notes to Financial Statements

MFS Total Return Bond Series
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Total Return Bond Series
Notes to Financial Statements
(1)  Business and Organization
MFS Total Return Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Total Return Bond Series
Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$76,490,981	$—	$76,490,981
Non - U.S. Sovereign Debt	—	6,391,431	—	6,391,431
Municipal Bonds	—	66,578,807	—	66,578,807
U.S. Corporate Bonds	—	718,725,060	—	718,725,060
Residential Mortgage-Backed Securities	—	424,209,887	—	424,209,887
Commercial Mortgage-Backed Securities	—	202,347,237	—	202,347,237
Asset-Backed Securities (including CDOs)	—	213,170,076	—	213,170,076
Foreign Bonds	—	216,241,056	—	216,241,056
Mutual Funds	160,402,627	—	—	160,402,627
Total	$160,402,627	$1,924,154,535	$—	$2,084,557,162
Other Financial Instruments
Futures Contracts – Assets	$239,669	$—	$—	$239,669
Forward Foreign Currency Exchange Contracts – Liabilities	—	(384,133)	—	(384,133)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$239,669	$—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	—	$(384,133)
Total		$239,669	$(384,133)
(a) Values presented in this table for futures contracts correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund's Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$10,944,754	$—	$—	$—
Foreign Exchange	—	—	142,184	—
Credit	—	(4,292,569)	—	1,480,005
Total	$10,944,754	$(4,292,569)	$142,184	$1,480,005
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,549,952	$—	$—
Foreign Exchange	—	(543,041)	—
Credit	—	—	388,278
Total	$1,549,952	$(543,041)	$388,278
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$63,395,758	$66,623,045
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$1,957,878,103
Gross appreciation	131,957,898
Gross depreciation	(5,423,303)
Net unrealized appreciation (depreciation)	$126,534,595
Undistributed ordinary income	52,720,492
Undistributed long-term capital gain	147,479
Other temporary differences	215,677
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$29,795,683	$31,038,442
Service Class	33,600,075	35,584,603
Total	$63,395,758	$66,623,045
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $210,382, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

MFS Total Return Bond Series
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $38,161, which equated to 0.0020% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,195.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0137% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$1,598,482,982	$1,776,306,600
Non-U.S. Government securities	550,178,702	604,660,455
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	13,168,136	$181,339,136	8,456,171	$112,135,400
Service Class	10,980,723	150,262,829	5,257,057	68,444,844
	24,148,859	$331,601,965	13,713,228	$180,580,244
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,116,668	$29,167,687	2,247,912	$30,369,288
Service Class	2,481,542	33,600,075	2,679,563	35,584,603
	4,598,210	$62,767,762	4,927,475	$65,953,891
Shares reacquired
Initial Class	(19,695,908)	$(267,503,154)	(9,216,617)	$(122,502,428)
Service Class	(18,285,133)	(242,992,859)	(15,939,795)	(207,775,221)
	(37,981,041)	$(510,496,013)	(25,156,412)	$(330,277,649)
Net change
Initial Class	(4,411,104)	$(56,996,331)	1,487,466	$20,002,260
Service Class	(4,822,868)	(59,129,955)	(8,003,175)	(103,745,774)
	(9,233,972)	$(116,126,286)	(6,515,709)	$(83,743,514)

MFS Total Return Bond Series
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8% and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of the outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $9,501 and $318, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$23,060,848	$851,374,823	$714,073,441	$40,538	$(141)	$160,402,627
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$475,609	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.

MFS Total Return Bond Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Bond Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Total Return Bond Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

MFS Total Return Bond Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

MFS Total Return Bond Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Joshua Marston Robert Persons

MFS Total Return Bond Series
Board Review of Investment Advisory Agreement
MFS Total Return Bond Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

MFS Total Return Bond Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

MFS Total Return Bond Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report

December 31, 2020

MFS® Research Series

MFS® Variable Insurance Trust

VFR-ANN

MFS® Research Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	6.4%
Amazon.com, Inc.	5.3%
Alphabet, Inc., “A”	3.8%
Apple, Inc.	3.2%
Facebook, Inc., “A“	2.7%
Visa, Inc., “A”	2.3%
Adobe Systems, Inc.	1.9%
Salesforce.com, Inc.	1.7%
Danaher Corp.	1.4%
Bank of America Corp.	1.4%

Global equity sectors (k)
Technology	31.0%
Consumer Cyclicals	14.5%
Health Care (s)	13.5%
Financial Services	13.4%
Capital Goods	13.2%
Energy	5.1%
Consumer Staples	5.0%
Telecommunications/Cable Television (s)	3.5%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Research Series (fund) provided a total return of 16.59%, while Service Class shares of the fund provided a total return of 16.31%. These compare with a return of 18.40% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Stock selection in both the technology and health care sectors detracted from the fund’s performance relative to the S&P 500 Index. Within the technology sector, underweighting shares of computer and personal electronics maker Apple, the timing of the fund’s position in semiconductor company Intel (h), and not holding shares of both computer graphics processor maker NVIDIA and digital payment technology developer PayPal, weakened relative results. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected and the shift toward work-from-home and remote learning supported strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility. Although security selection within the health care sector held back relative returns, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s top relative detractors over the reporting period.

In other sectors, holding shares of integrated oil company BP (b)(h) (United Kingdom), and the timing of the fund’s ownership in shares of diversified financial services firm Citigroup (h), wireless communications infrastructure firm SBA Communications, financial services company U.S. Bancorp (h) and electric utility company FirstEnergy (h) hurt relative performance. Shares of SBA Communications were held in the portfolio the entire period, but exited the benchmark as a constituent at the end of June. Over the entire reporting period, the stock price of SBA Communications rose, but lagged the overall performance of the benchmark, as weaker-than-expected international leasing activity, stemming from changed customer spending patterns in light of the pandemic, appeared to have dampened investor sentiment. Lastly, the fund’s overweight position in banking services provider Truist Financial also hindered relative results.

Contributors to Performance

Security selection in the consumer cyclicals, financial services and capital goods sectors was a primary factor that lifted relative performance over the reporting period. Within the consumer cyclicals sector, the fund’s overweight position in Amazon.com benefited relative returns. The share price of Amazon.com rose over the reporting period, benefiting from increased demand for

3

MFS Research Series

Management Review – continued

cloud-computing services and at-home retail demand. Within the financial services sector, not holding shares of financial services firms Wells Fargo and JPMorgan Chase, and the timing of the fund’s position in shares of banking services provider Bank of America, contributed to relative results. Within the capital goods sector, not holding shares of aerospace company Boeing supported relative performance. The share price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.

Elsewhere, not holding shares of weak-performing integrated oil and gas company Exxon Mobil, telecommunication services provider AT&T and energy company Chevron aided relative returns. The share price of Exxon Mobil suffered as oil and gas prices came under significant pressure during the period due to lower volumes and production caused by the COVID-19 virus and the price war between Saudi Arabia and Russia. Lastly, overweighting shares of both integrated circuits and electronic devices developer Cadence Design Systems and software company Adobe Systems helped relative results.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/95	16.59%	14.74%	13.06%
Service Class	5/01/00	16.31%	14.45%	12.77%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		18.40%	15.22%	13.88%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index (g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

(g)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.79%	$1,000.00	$1,197.19	$4.36
	Hypothetical (h)	0.79%	$1,000.00	$1,021.17	$4.01
Service Class	Actual	1.04%	$1,000.00	$1,195.65	$5.74
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.6%
Aerospace – 3.3%
Honeywell International, Inc.	49,610	$10,552,047
L3Harris Technologies, Inc.	25,862	4,888,435
Northrop Grumman Corp.	11,011	3,355,272
Raytheon Technologies Corp.	86,257	6,168,238

		$24,963,992

Alcoholic Beverages – 0.5%
Constellation Brands, Inc., “A”	16,861	$3,693,402

Apparel Manufacturers – 1.4%
NIKE, Inc., “B”	72,460	$10,250,916

Biotechnology – 1.1%
Adaptive Biotechnologies Corp. (a)	16,280	$962,636
Illumina, Inc. (a)	10,496	3,883,520
Vertex Pharmaceuticals, Inc. (a)	15,856	3,747,407

		$8,593,563

Brokerage & Asset Managers – 1.7%
Cboe Global Markets, Inc.	36,379	$3,387,612
Charles Schwab Corp.	178,500	9,467,640

		$12,855,252

Business Services – 4.8%
Accenture PLC, “A”	25,390	$6,632,122
Fidelity National Information Services, Inc.	65,635	9,284,727
Fiserv, Inc. (a)	73,856	8,409,244
Global Payments, Inc.	34,023	7,329,234
Verisk Analytics, Inc., “A”	22,113	4,590,438

		$36,245,765

Cable TV – 1.7%
Cable One, Inc.	1,446	$3,221,283
Charter Communications, Inc., “A” (a)	14,710	9,731,401

		$12,952,684

Chemicals – 0.6%
FMC Corp.	38,472	$4,421,587

Computer Software – 11.6%
Adobe Systems, Inc. (a)	28,942	$14,474,473
Atlassian Corp. PLC, “A” (a)	17,320	4,050,628
Cadence Design Systems, Inc. (a)	56,093	7,652,768
Microsoft Corp. (s)	216,808	48,222,435
salesforce.com, inc. (a)	55,709	12,396,924
Topicus.com, Inc. (a)	7,331	27,716

		$86,824,944

Computer Software – Systems – 4.5%
Apple, Inc.	182,331	$24,193,501
Constellation Software, Inc.	3,904	5,069,526
EPAM Systems, Inc. (a)	12,361	4,429,564

		$33,692,591

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – 2.7%
AZEK Co. LLC (a)	63,579	$2,444,613
Masco Corp.	86,342	4,742,766
Otis Worldwide Corp.	59,426	4,014,226
Sherwin-Williams Co.	7,005	5,148,045
Vulcan Materials Co.	25,355	3,760,400

		$20,110,050

Consumer Products – 1.5%
Colgate-Palmolive Co.	72,500	$6,199,475
Kimberly-Clark Corp.	34,983	4,716,758

		$10,916,233

Electrical Equipment – 1.0%
Sensata Technologies Holding PLC (a)	73,763	$3,890,260
TE Connectivity Ltd.	28,068	3,398,193

		$7,288,453

Electronics – 3.0%
Applied Materials, Inc.	89,882	$7,756,817
Lam Research Corp.	13,099	6,186,265
NXP Semiconductors N.V.	51,630	8,209,686

		$22,152,768

Energy – Independent – 1.6%
ConocoPhillips	116,047	$4,640,720
Diamondback Energy, Inc.	36,161	1,750,192
Pioneer Natural Resources Co.	30,956	3,525,579
Valero Energy Corp.	36,332	2,055,301

		$11,971,792

Food & Beverages – 2.3%
Hostess Brands, Inc. (a)	155,344	$2,274,236
Mondelez International, Inc.	111,979	6,547,412
PepsiCo, Inc.	56,012	8,306,580

		$17,128,228

Food & Drug Stores – 1.3%
Wal-Mart Stores, Inc.	65,727	$9,474,547

Gaming & Lodging – 0.3%
Wyndham Hotels & Resorts, Inc.	42,077	$2,501,057

General Merchandise – 1.0%
Dollar General Corp.	35,693	$7,506,238

Health Maintenance Organizations – 1.7%
Cigna Corp.	34,319	$7,144,530
Humana, Inc.	13,412	5,502,541

		$12,647,071

Insurance – 2.9%
Aon PLC	49,267	$10,408,639
Chubb Ltd.	44,139	6,793,875
Reinsurance Group of America, Inc.	33,080	3,833,972
Willis Towers Watson PLC	3,374	710,834

		$21,747,320

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – 6.5%
Alphabet, Inc., “A” (a)(s)	16,066	$28,157,914
Facebook, Inc., “A” (a)	74,583	20,373,093

		$48,531,007

Leisure & Toys – 1.2%
Electronic Arts, Inc.	61,189	$8,786,740

Machinery & Tools – 2.0%
Ingersoll Rand, Inc. (a)	115,860	$5,278,582
Roper Technologies, Inc.	14,383	6,200,368
Trane Technologies PLC	22,234	3,227,487

		$14,706,437

Major Banks – 3.7%
Bank of America Corp.	349,061	$10,580,039
Goldman Sachs Group, Inc.	34,795	9,175,789
PNC Financial Services Group, Inc.	50,760	7,563,240

		$27,319,068

Medical & Health Technology & Services – 1.8%
ICON PLC (a)	21,912	$4,272,402
Laboratory Corp. of America Holdings (a)	23,445	4,772,229
McKesson Corp.	25,053	4,357,218

		$13,401,849

Medical Equipment – 4.7%
Becton, Dickinson and Co.	26,384	$6,601,805
Boston Scientific Corp. (a)	141,893	5,101,053
Danaher Corp.	47,966	10,655,167
Medtronic PLC	77,148	9,037,117
STERIS PLC	21,050	3,989,817

		$35,384,959

Natural Gas – Pipeline – 0.4%
Enterprise Products Partners LP	169,489	$3,320,290

Network & Telecom – 0.6%
Equinix, Inc., REIT	6,426	$4,589,321

Other Banks & Diversified Financials – 4.1%
Northern Trust Corp.	52,780	$4,915,929
Truist Financial Corp.	164,946	7,905,862
Visa, Inc., “A”	79,899	17,476,308

		$30,298,099

Pharmaceuticals – 4.3%
Eli Lilly & Co.	42,015	$7,093,813
Johnson & Johnson	65,949	10,379,054
Merck & Co., Inc.	111,703	9,137,305
Zoetis, Inc.	31,878	5,275,809

		$31,885,981

Railroad & Shipping – 1.8%
Canadian Pacific Railway Ltd.	20,849	$7,228,140
Kansas City Southern Co.	31,596	6,449,691

		$13,677,831

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – 1.1%
Public Storage, Inc., REIT	15,098	$3,486,581
STORE Capital Corp., REIT	139,732	4,748,093

		$8,234,674

Restaurants – 1.7%
Starbucks Corp.	98,125	$10,497,413
Texas Roadhouse, Inc.	33,076	2,585,220

		$13,082,633

Specialty Chemicals – 1.8%
Air Products & Chemicals, Inc.	16,956	$4,632,718
Axalta Coating Systems Ltd. (a)	89,447	2,553,712
DuPont de Nemours, Inc.	87,464	6,219,565

		$13,405,995

Specialty Stores – 7.6%
Amazon.com, Inc. (a)(s)	12,094	$39,389,311
AutoZone, Inc. (a)	4,122	4,886,384
Home Depot, Inc.	21,834	5,799,547
Ross Stores, Inc.	52,331	6,426,770

		$56,502,012

Telecommunications – Wireless – 2.0%
SBA Communications Corp., REIT	28,649	$8,082,742
T-Mobile USA, Inc. (a)	51,042	6,883,014

		$14,965,756

Tobacco – 0.7%
Philip Morris International, Inc.	66,608	$5,514,476

Utilities – Electric Power – 3.1%
American Electric Power Co., Inc.	38,336	$3,192,239
Duke Energy Corp.	62,038	5,680,199
NextEra Energy, Inc.	79,642	6,144,381
PG&E Corp. (a)	263,935	3,288,630
Southern Co.	77,391	4,754,129

		$23,059,578

Total Common Stocks (Identified Cost, $438,767,727)		$744,605,159

INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $6,109,175)	6,109,231	$6,109,231

SECURITIES SOLD SHORT – (0.4)%
Medical & Health Technology & Services – (0.1)%
Healthcare Services Group, Inc.	(44,372)	$(1,246,853)

Telecommunications – Wireless – (0.3)%
Crown Castle International Corp., REIT	(12,776)	$(2,033,811)

Total Securities Sold Short (Proceeds Received, $2,490,023)		$(3,280,664)

OTHER ASSETS, LESS LIABILITIES – 0.0%		292,719

NET ASSETS – 100.0%		$747,726,445

8

MFS Research Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,109,231 and $744,605,159, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

At December 31, 2020, the fund had cash collateral of $17,836 and other liquid securities with an aggregate value of $7,250,093 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $438,767,727)	$744,605,159
Investments in affiliated issuers, at value (identified cost, $6,109,175)	6,109,231
Cash	10,896
Deposits with brokers for
Securities sold short	17,836
Receivables for
Fund shares sold	117,168
Dividends	673,231
Other assets	2,892
Total assets	$751,536,413

Liabilities
Payables for
Securities sold short, at value (proceeds received, $2,490,023)	$3,280,664
Investments purchased	27,416
Fund shares reacquired	372,386
Payable to affiliates
Investment adviser	18,275
Administrative services fee	532
Shareholder servicing costs	466
Distribution and/or service fees	5,095
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	105,122
Total liabilities	$3,809,968
Net assets	$747,726,445

Net assets consist of
Paid-in capital	$396,481,123
Total distributable earnings (loss)	351,245,322
Net assets	$747,726,445
Shares of beneficial interest outstanding	22,933,005

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$372,404,569	11,328,820	$32.87
Service Class	375,321,876	11,604,185	32.34

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$9,481,283
Other	49,625
Dividends from affiliated issuers	40,490
Income on securities loaned	30,726
Foreign taxes withheld	(24,443)
Total investment income	$9,577,681
Expenses
Management fee	$5,084,599
Distribution and/or service fees	835,442
Shareholder servicing costs	28,682
Administrative services fee	100,150
Independent Trustees’ compensation	14,184
Custodian fee	36,162
Shareholder communications	49,896
Audit and tax fees	60,829
Legal fees	6,762
Dividend and interest expense on securities sold short	147,000
Interest expense and fees	3,328
Miscellaneous	32,099
Total expenses	$6,399,133
Reduction of expenses by investment adviser	(190,787)
Net expenses	$6,208,346
Net investment income (loss)	$3,369,335

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$43,018,300
Affiliated issuers	(639)
Foreign currency	(448)
Net realized gain (loss)	$43,017,213
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$66,177,212
Affiliated issuers	(1)
Securities sold short	(154,964)
Translation of assets and liabilities in foreign currencies	(102)
Net unrealized gain (loss)	$66,022,145
Net realized and unrealized gain (loss)	$109,039,358
Change in net assets from operations	$112,408,693

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$3,369,335	$4,427,864
Net realized gain (loss)	43,017,213	27,940,886
Net unrealized gain (loss)	66,022,145	141,393,667
Change in net assets from operations	$112,408,693	$173,762,417
Total distributions to shareholders	$(31,733,190)	$(69,043,322)
Change in net assets from fund share transactions	$(14,633,535)	$41,645,153
Total change in net assets	$66,041,968	$146,364,248

Net assets
At beginning of period	681,684,477	535,320,229
At end of period	$747,726,445	$681,684,477

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$29.49	$24.93	$29.50	$26.00	$26.68

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.23	$0.26	$0.20	$0.36	(c)
Net realized and unrealized gain (loss)	4.62	7.66	(1.04)	5.67	1.98
Total from investment operations	$4.80	$7.89	$(0.78)	$5.87	$2.34

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.22)	$(0.40)	$(0.22)
From net realized gain	(1.20)	(3.09)	(3.57)	(1.97)	(2.80)
Total distributions declared to shareholders	$(1.42)	$(3.33)	$(3.79)	$(2.37)	$(3.02)
Net asset value, end of period (x)	$32.87	$29.49	$24.93	$29.50	$26.00
Total return (%) (k)(r)(s)(x)	16.59	32.95	(4.37)	23.37	8.74	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.82	0.83	0.80	(c)
Expenses after expense reductions (f)	0.79	0.81	0.81	0.81	0.79	(c)
Net investment income (loss)	0.62	0.82	0.88	0.70	1.36	(c)
Portfolio turnover	39	35	31	37	45
Net assets at end of period (000 omitted)	$372,405	$361,842	$319,422	$394,867	$386,256

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.77	0.78	0.79	0.79	0.78	(c)

See Notes to Financial Statements

13

MFS Research Series

Financial Highlights – continued

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$29.05	$24.61	$29.17	$25.73	$26.42

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.16	$0.18	$0.13	$0.29	(c)
Net realized and unrealized gain (loss)	4.54	7.55	(1.03)	5.61	1.96
Total from investment operations	$4.65	$7.71	$(0.85)	$5.74	$2.25

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)	$(0.14)	$(0.33)	$(0.14)
From net realized gain	(1.20)	(3.09)	(3.57)	(1.97)	(2.80)
Total distributions declared to shareholders	$(1.36)	$(3.27)	$(3.71)	$(2.30)	$(2.94)
Net asset value, end of period (x)	$32.34	$29.05	$24.61	$29.17	$25.73
Total return (%) (k)(r)(s)(x)	16.31	32.60	(4.62)	23.07	8.49	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.07	1.08	1.05	(c)
Expenses after expense reductions (f)	1.04	1.06	1.06	1.06	1.04	(c)
Net investment income (loss)	0.37	0.57	0.63	0.47	1.11	(c)
Portfolio turnover	39	35	31	37	45
Net assets at end of period (000 omitted)	$375,322	$319,842	$215,898	$228,102	$220,341

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.02	1.03	1.04	1.04	1.03	(c)

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S.

15

MFS Research Series

Notes to Financial Statements – continued

markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$719,797,689	$—	$—	$719,797,689
Canada	12,297,666	27,716	—	12,325,382
Netherlands	8,209,686	—	—	8,209,686
Ireland	4,272,402	—	—	4,272,402
Mutual Funds	6,109,231	—	—	6,109,231
Total	$750,686,674	$27,716	$—	$750,714,390

Securities Sold Short	$(3,280,664)	$—	$—	$(3,280,664)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2020, this expense amounted to $147,000. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially

16

MFS Research Series

Notes to Financial Statements – continued

impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$6,781,157	$8,055,147
Long-term capital gains	24,952,033	60,988,175
Total distributions	$31,733,190	$69,043,322

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$444,594,632
Gross appreciation	308,060,380
Gross depreciation	(5,221,286)
Net unrealized appreciation (depreciation)	$302,839,094

Undistributed ordinary income	6,770,939
Undistributed long-term capital gain	40,139,242
Other temporary differences	1,496,047

17

MFS Research Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$16,028,106	$38,326,191
Service Class	15,705,084	30,717,131
Total	$31,733,190	$69,043,322

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $74,554, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.77% of average daily net assets for the Initial Class shares and 1.02% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $116,233, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $26,983, which equated to 0.0040% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,699.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

18

MFS Research Series

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $449,800 and $831,053, respectively. The sales transactions resulted in net realized gains (losses) of $(44,584).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $40,164, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short sales and short-term obligations, aggregated $263,359,652 and $305,724,343, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	764,523	$19,867,933	633,043	$17,785,306
Service Class	2,051,974	55,469,934	2,518,541	70,524,436
	2,816,497	$75,337,867	3,151,584	$88,309,742

Shares issued to shareholders in reinvestment of distributions
Initial Class	522,599	$16,028,106	1,429,548	$38,326,191
Service Class	520,036	15,705,084	1,161,767	30,717,131
	1,042,635	$31,733,190	2,591,315	$69,043,322

Shares reacquired
Initial Class	(2,228,768)	$(65,370,350)	(2,606,676)	$(74,894,897)
Service Class	(1,976,828)	(56,334,242)	(1,444,916)	(40,813,014)
	(4,205,596)	$(121,704,592)	(4,051,592)	$(115,707,911)

Net change
Initial Class	(941,646)	$(29,474,311)	(544,085)	$(18,783,400)
Service Class	595,182	14,840,776	2,235,392	60,428,553
	(346,464)	$(14,633,535)	1,691,307	$41,645,153

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 16%, 5%, and 3%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $3,328 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

19

MFS Research Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,194,880	$118,554,827	$113,639,836	$(639)	$(1)	$6,109,231

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$40,490	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

20

MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

22

MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

23

MFS Research Series

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Joseph MacDougall

24

MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Research Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

25

MFS Research Series

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

26

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $27,448,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report
December 31, 2020
MFS®  Total Return Series
MFS® Variable Insurance Trust
VTR-ANN

MFS® Total Return Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Total Return Series
Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
Comcast Corp., “A”	2.2%
Microsoft Corp.	2.0%
U.S. Treasury Notes, 1.375%, 1/31/2025	2.0%
Johnson & Johnson	1.9%
Goldman Sachs Group, Inc.	1.9%
U.S. Treasury Notes, 1.375%, 1/31/2022	1.6%
JPMorgan Chase & Co.	1.6%
Cigna Corp.	1.5%
Charles Schwab Corp.	1.3%
Eaton Corp. PLC	1.3%
Composition including fixed income credit quality (a)(i)
AAA	4.0%
AA	1.3%
A	5.0%
BBB	9.7%
BB	0.3%
B (o)	0.0%
CCC (o)	0.0%
U.S. Government	6.3%
Federal Agencies	12.3%
Not Rated	0.2%
Non-Fixed Income	60.1%
Cash & Cash Equivalents	0.8%
GICS equity sectors (g)
Financials	13.7%
Health Care	10.4%
Industrials	9.4%
Information Technology	9.1%
Consumer Staples	5.2%
Communication Services	3.7%
Utilities	2.8%
Consumer Discretionary	2.3%
Materials	1.8%
Energy	1.2%
Real Estate	0.5%
Fixed income sectors (i)
Investment Grade Corporates	15.0%
Mortgage-Backed Securities	12.3%
U.S. Treasury Securities	6.3%
Commercial Mortgage-Backed Securities	2.4%
Collateralized Debt Obligations	1.5%
Asset-Backed Securities	0.5%
Municipal Bonds	0.4%
Non-U.S. Government Bonds	0.3%
High Yield Corporates	0.2%
Emerging Markets Bonds	0.2%
U.S. Government Agencies (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
2

MFS Total Return Series
Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
3

MFS Total Return Series
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Total Return Series (fund) provided a total return of 9.81%, while Service Class shares of the fund provided a total return of 9.52%. These compare with returns of 18.40% and 7.51% over the same period for the fund’s benchmarks, the Standard & Poor's 500 Stock Index (S&P 500 Index) and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of 14.73%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Detractors from Performance
Within the equity portion of the fund, both an underweight position and stock selection in the information technology sector weighed on performance relative to the S&P 500 Index. Within this sector, the fund's underweight positions in both computer and personal electronics maker Apple and software giant Microsoft, not holding shares of computer graphics processor maker NVIDIA and digital payment technology developer PayPal, and its overweight position in semiconductor company Intel, weakened relative returns. Despite headwinds related to COVID-19, the share price of Apple appreciated as product demand recovered more rapidly than expected. The shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Additionally, shares of Apple reacted positively to the announcement of a new line of its flagship iPhone product with 5G compatibility.
An overweight allocation to the poor-performing financials sector also detracted from relative results. Here, the timing of the fund's position in shares of diversified financial services firm Citigroup(h), and overweight positions in banking services providers U.S. Bancorp and JPMorgan Chase, hurt relative returns.
Elsewhere, the timing of the fund's underweight position in strong-performing internet retailer Amazon.com(h), and holding of Canadian integrated energy company Suncor Energy(b)(h), held back relative results. The share price of Amazon.com rose over the reporting period, benefiting from increased demand for cloud-computing services and at-home retail demand.
Within the fixed income portion of the fund, the fund's yield curve(y) positioning, notably a greater exposure to U.S. Government swap spreads at the 5, 10, 20 and 30 year key rates, was a primary factor that detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as swap spreads widened over the reporting period. A shorter exposure to the 2 and 10 year key rates also held back relative results, as interest rates declined over the reporting period.
4

MFS Total Return Series
Management Review - continued
Contributors to Performance
Within the equity portion of the fund, stock selection within the industrials sector was a primary factor lifting performance relative to the S&P 500 Index. Within this sector, not holding shares of aerospace company Boeing, and an overweight position in leading diversified industrial manufacturer Eaton (Ireland), benefited relative returns. The share price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.
Stocks in other sectors that were among the fund's top relative contributors included holding shares of semiconductor firm Taiwan Semiconductor Manufacturing(b) (Taiwan) and residential home building company Toll Brothers(b)(h), as well as the timing of the fund's positons in integrated energy companies Exxon Mobil(h) and Chevron(h). Not holding shares of telecommunications firm AT&T and insurance and investment firm Berkshire Hathaway, and overweight positions in healthcare equipment manufacturer Danaher and financial services provider Charles Schwab, also supported relative results. The stock price for Taiwan Semiconductor Manufacturing advanced after the company delivered quarterly earnings per share results that were well ahead of market expectations. Management noted that the better-than-expected quarterly strength was primarily driven by strong demand across all application platforms, with revenue growth in smartphones leading the way.
Within the fixed income portion of the fund, asset allocation decisions were a primary driver of performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Here, from a sector perspective, overweight allocations to the industrials, financial institutions and utilities sectors, as well as an underweight allocation to the Treasury sector, lifted relative returns. From a quality perspective, the fund's out-of-benchmark allocations to “CCC” and “B” rated bonds also supported relative results.
Bond selection was another factor that benefited relative performance in the fixed income portion of the fund. From a sector perspective, security selection within the industrials, financial institutions and fixed-rate agency mortgage back security (MBS) sectors contributed to relative returns. From a quality perspective, issuer selection within the “A”, “BBB” and “AAA” rated bonds aided relative results.
Respectfully,
Portfolio Manager(s)
Steven Gorham, Alexander Mackey, Joshua Marston, Johnathan Munko, Henry Peabody, and Robert Persons
Note to Contract Owners: Effective December 31, 2020, Jonathan Sage and Brooks Taylor were no longer Portfolio Managers of the fund. Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

MFS Total Return Series
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	9.81%	8.86%	8.34%
Service Class	5/01/00	9.52%	8.58%	8.07%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index (f)	7.51%	4.44%	3.84%
MFS Total Return Blended Index (f)(w)	14.73%	11.11%	10.02%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2020, the MFS Total Return Blended Index (a custom index) was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
Benchmark Definition(s)
Bloomberg Barclays U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
6

MFS Total Return Series
Performance Summary – continued
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

MFS Total Return Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.61%	$1,000.00	$1,143.12	$3.29
	Hypothetical (h)	0.61%	$1,000.00	$1,022.07	$3.10
Service Class	Actual	0.86%	$1,000.00	$1,141.90	$4.63
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

MFS Total Return Series
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 58.7%
Aerospace – 2.4%
Honeywell International, Inc.	141,773	$ 30,155,117
L3Harris Technologies, Inc.	59,825	11,308,121
Lockheed Martin Corp.	25,271	8,970,700
Northrop Grumman Corp.	34,743	10,586,887
		$61,020,825
Alcoholic Beverages – 0.4%
Diageo PLC	260,757	$ 10,305,405
Automotive – 1.1%
Aptiv PLC	43,491	$ 5,666,442
Lear Corp.	95,036	15,113,575
LKQ Corp. (a)	200,041	7,049,445
		$27,829,462
Broadcasting – 0.1%
Omnicom Group, Inc.	37,504	$ 2,339,124
Brokerage & Asset Managers – 3.2%
BlackRock, Inc.	11,739	$ 8,470,158
Blackstone Group, Inc.	117,331	7,604,222
Cboe Global Markets, Inc.	87,471	8,145,300
Charles Schwab Corp.	646,021	34,264,954
Invesco Ltd.	347,117	6,050,249
NASDAQ, Inc.	61,354	8,144,130
T. Rowe Price Group, Inc.	50,451	7,637,777
		$80,316,790
Business Services – 2.9%
Accenture PLC, “A”	97,369	$ 25,433,757
Amdocs Ltd.	150,626	10,683,902
Equifax, Inc.	48,187	9,292,381
Fidelity National Information Services, Inc.	99,094	14,017,837
Fiserv, Inc. (a)	120,729	13,746,204
		$73,174,081
Cable TV – 2.2%
Comcast Corp., “A”	1,047,905	$ 54,910,222
Chemicals – 1.2%
3M Co.	72,203	$ 12,620,362
PPG Industries, Inc.	127,675	18,413,289
		$31,033,651
Computer Software – 2.8%
Adobe Systems, Inc. (a)	22,252	$ 11,128,671
Microsoft Corp.	229,267	50,993,566
Oracle Corp.	141,138	9,130,217
		$71,252,454
Computer Software - Systems – 0.3%
Apple, Inc.	54,252	$ 7,198,698
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 1.5%
Masco Corp.	364,655	$ 20,030,499
Otis Worldwide Corp.	58,523	3,953,229
Stanley Black & Decker, Inc.	49,393	8,819,614
Vulcan Materials Co.	34,897	5,175,574
		$37,978,916
Consumer Products – 0.8%
Colgate-Palmolive Co.	134,676	$ 11,516,145
Kimberly-Clark Corp.	65,822	8,874,780
		$20,390,925
Electrical Equipment – 1.0%
Johnson Controls International PLC	527,831	$ 24,591,646
Electronics – 3.2%
Applied Materials, Inc.	125,029	$ 10,790,003
Intel Corp.	407,962	20,324,667
NXP Semiconductors N.V.	69,035	10,977,255
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	154,925	16,893,022
Texas Instruments, Inc.	130,459	21,412,236
		$80,397,183
Energy - Independent – 0.9%
ConocoPhillips	146,376	$ 5,853,576
Hess Corp.	176,648	9,325,248
Pioneer Natural Resources Co.	29,148	3,319,666
Valero Energy Corp.	69,324	3,921,659
		$22,420,149
Food & Beverages – 2.4%
Archer Daniels Midland Co.	177,205	$ 8,932,904
Danone S.A.	132,712	8,715,981
General Mills, Inc.	144,184	8,478,019
J.M. Smucker Co.	41,099	4,751,045
Mondelez International, Inc.	118,930	6,953,837
Nestle S.A.	119,865	14,116,260
PepsiCo, Inc.	56,270	8,344,841
		$60,292,887
Food & Drug Stores – 0.6%
Wal-Mart Stores, Inc.	105,763	$ 15,245,736
Health Maintenance Organizations – 1.5%
Cigna Corp.	188,747	$ 39,293,350
Insurance – 3.2%
Aon PLC	98,595	$ 20,830,166
Chubb Ltd.	156,222	24,045,690
Marsh & McLennan Cos., Inc.	67,523	7,900,191
Reinsurance Group of America, Inc.	40,760	4,724,084
Travelers Cos., Inc.	106,417	14,937,754
Willis Towers Watson PLC	37,547	7,910,402
		$80,348,287
Internet – 0.4%
Alphabet, Inc., “A” (a)	5,741	$ 10,061,906

9

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 0.4%
Electronic Arts, Inc.	68,298	$ 9,807,593
Machinery & Tools – 2.4%
Caterpillar, Inc.	59,812	$ 10,886,980
Eaton Corp. PLC	270,966	32,553,855
Ingersoll Rand, Inc. (a)	208,472	9,497,985
Trane Technologies PLC	61,742	8,962,469
		$61,901,289
Major Banks – 5.1%
Bank of America Corp.	907,031	$ 27,492,109
Goldman Sachs Group, Inc.	179,963	47,458,043
JPMorgan Chase & Co.	323,869	41,154,034
PNC Financial Services Group, Inc.	86,363	12,868,087
		$128,972,273
Medical & Health Technology & Services – 1.2%
McKesson Corp.	87,383	$ 15,197,651
Quest Diagnostics, Inc.	128,941	15,365,899
		$30,563,550
Medical Equipment – 3.2%
Becton, Dickinson and Co.	35,806	$ 8,959,377
Danaher Corp.	116,793	25,944,397
Medtronic PLC	249,620	29,240,487
Thermo Fisher Scientific, Inc.	38,251	17,816,551
		$81,960,812
Metals & Mining – 0.2%
Rio Tinto PLC	76,395	$ 5,714,521
Natural Gas - Distribution – 0.1%
Sempra Energy	27,055	$ 3,447,078
Natural Gas - Pipeline – 0.3%
Enterprise Products Partners LP	395,491	$ 7,747,669
Other Banks & Diversified Financials – 2.3%
Northern Trust Corp.	87,784	$ 8,176,202
Truist Financial Corp.	659,698	31,619,325
U.S. Bancorp	383,442	17,864,563
		$57,660,090
Pharmaceuticals – 4.1%
Bayer AG	77,796	$ 4,576,627
Eli Lilly & Co.	67,236	11,352,126
Johnson & Johnson	304,259	47,884,282
Merck & Co., Inc.	321,683	26,313,669
Roche Holding AG	38,315	13,373,246
		$103,499,950
Railroad & Shipping – 1.1%
Union Pacific Corp.	140,146	$ 29,181,200
Real Estate – 0.5%
Public Storage, Inc., REIT	17,692	$ 4,085,613
STORE Capital Corp., REIT	289,905	9,850,972
		$13,936,585
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 0.7%
Axalta Coating Systems Ltd. (a)	278,343	$ 7,946,692
DuPont de Nemours, Inc.	132,071	9,391,569
		$17,338,261
Specialty Stores – 1.0%
Home Depot, Inc.	36,294	$ 9,640,412
Target Corp.	83,813	14,795,509
		$24,435,921
Telecommunications - Wireless – 0.4%
T-Mobile USA, Inc. (a)	78,141	$ 10,537,314
Tobacco – 1.0%
Philip Morris International, Inc.	314,901	$ 26,070,654
Trucking – 0.2%
United Parcel Service, Inc., “B”	35,942	$ 6,052,633
Utilities - Electric Power – 2.4%
Duke Energy Corp.	225,081	$ 20,608,416
Exelon Corp.	251,327	10,611,026
PG&E Corp. (a)	438,478	5,463,436
Pinnacle West Capital Corp.	71,579	5,722,741
Southern Co.	287,906	17,686,066
		$60,091,685
Total Common Stocks (Identified Cost, $882,340,041)		$ 1,489,320,775
Bonds – 38.9%
Aerospace – 0.3%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$1,108,000	$ 1,254,569
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	591,000	657,194
L3Harris Technologies, Inc., 3.85%, 6/15/2023	2,506,000	2,706,686
Raytheon Technologies Corp., 4.125%, 11/16/2028	1,778,000	2,118,727
		$6,737,176
Apparel Manufacturers – 0.0%
NIKE, Inc., “B”, 3.25%, 3/27/2040	$880,000	$ 1,022,170
Asset-Backed & Securitized – 4.3%
ALM Loan Funding, CLO, 2013-7R2A, “A1B2”, FLR, 1.636% (LIBOR - 3mo. + 1.4%), 10/15/2027 (n)	$4,410,000	$ 4,313,765
Arbor Realty Trust, Inc., CLO, 2020-FL1, “AS”, FLR, 1.559% (LIBOR - 1mo. + 1.4%), 2/15/2035 (n)	1,150,000	1,134,245
AREIT CRE Trust, 2018-CRE2, “A”, FLR, 1.133% (LIBOR - 1mo. + 0.98%), 11/14/2035 (n)	1,562,971	1,547,494
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.453% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	3,366,000	3,298,932
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	3,880,000	3,982,376

10

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 1.059% (LIBOR - 1mo. + 0.9%), 9/15/2035 (n)	$114,740	$ 113,845
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.458% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	3,469,924	3,348,209
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.746% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	1,015,973	1,056,307
BDS Ltd., 2019-FL4, “A”, FLR, 1.253% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	2,416,000	2,412,980
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	553,388	559,029
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	2,789,000	3,236,035
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,980,975	4,453,107
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,316,427	2,549,460
Cutwater Ltd., 2015-1A, “AR”, FLR, 1.457% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	4,318,599	4,301,450
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 1.137% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)	2,088,000	2,076,769
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 1.256% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	4,414,000	4,388,081
Exantas Capital Corp. CLO Ltd., 2019-RS07, “A”, FLR, 1.153% (LIBOR - 1mo. + 1%), 4/15/2036 (n)	285,735	282,099
Exeter Automobile Receivables Trust, 2020-1, 2.26%, 4/15/2024 (n)	720,000	729,913
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 1.737% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	1,330,000	1,333,325
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.495% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	1,638,500	1,625,592
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	626,704	633,419
GMAC Mortgage Corp. Loan Trust, FGIC, 5.805%, 10/25/2036	237,114	248,487
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	4,243,101	4,684,269
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	2,182,474	2,441,808
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.91%, 2/13/2053	2,001,659	2,215,706
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	4,880,000	5,365,417
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	$3,256,792	$ 3,548,368
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 1.252% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)	2,180,000	2,175,991
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.278% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)	4,395,000	4,353,981
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.858% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	1,701,000	1,702,456
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	1,600,004	1,816,234
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	1,456,742	1,652,069
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 2.018% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	4,534,203	4,545,158
Neuberger Berman CLO Ltd., 2015-20, “AR”, FLR, 1.036% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	1,694,770	1,685,615
Oaktree CLO Ltd., 2015-1A, “A2AR”, FLR, 1.568% (LIBOR - 3mo. + 1.35%), 10/20/2027 (n)	809,537	802,246
Residential Funding Mortgage Securities, Inc., FGIC, 5.32%, 12/25/2035	137,100	139,275
Santander Retail Auto Lease Trust, 2020-A, “B”, 1.88%, 3/20/2024 (n)	1,631,000	1,674,662
Sound Point CLO Ltd., 2015-3A, “AR”, FLR, 1.108% (LIBOR - 3mo. + 0.89%), 1/20/2028 (n)	354,244	353,704
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	2,950,000	3,426,878
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	2,461,404	2,695,598
Venture Corp. Ltd., FLR, 1.424% (LIBOR - 3mo. + 1.2%), 2/28/2026 (n)	4,608,000	4,583,158
Verizon Owner Trust, 2020-A, “B”, 1.98%, 7/22/2024	2,616,000	2,701,474
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	1,135,277	1,138,709
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	4,315,766	4,792,359
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	3,579,870	4,031,104
		$110,151,158

11

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Automotive – 0.8%
General Motors Co., 6.75%, 4/01/2046	$1,124,000	$ 1,621,425
General Motors Financial Co., Inc., 4.35%, 4/09/2025	640,000	714,358
General Motors Financial Co., Inc., 2.75%, 6/20/2025	1,174,000	1,255,112
Hyundai Capital America, 2.65%, 2/10/2025 (n)	1,073,000	1,136,570
Hyundai Capital America, 3%, 2/10/2027 (n)	1,846,000	2,003,213
Lear Corp., 3.8%, 9/15/2027	2,474,000	2,774,331
Lear Corp., 4.25%, 5/15/2029	875,000	999,395
Magna International, Inc., 2.45%, 6/15/2030	2,523,000	2,712,465
Toyota Motor Credit Corp., 3.375%, 4/01/2030	1,286,000	1,503,728
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	4,482,000	4,926,339
		$19,646,936
Broadcasting – 0.2%
RELX Capital, Inc., 3%, 5/22/2030	$707,000	$ 784,649
Walt Disney Co., 3.5%, 5/13/2040	1,654,000	1,941,571
Walt Disney Co., 3.6%, 1/13/2051	1,015,000	1,229,677
		$3,955,897
Brokerage & Asset Managers – 0.5%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$750,000	$ 778,936
E*TRADE Financial Corp., 4.5%, 6/20/2028	1,107,000	1,330,300
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	410,000	423,235
Intercontinental Exchange, Inc., 4%, 10/15/2023	1,061,000	1,165,880
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	2,439,000	2,551,438
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	723,000	728,847
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	1,462,000	1,513,101
Raymond James Financial, Inc., 4.95%, 7/15/2046	2,325,000	3,181,279
		$11,673,016
Building – 0.2%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$1,146,000	$ 1,441,934
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	927,000	1,050,010
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	258,000	276,046
Masco Corp., 4.375%, 4/01/2026	1,938,000	2,274,930
Vulcan Materials Co., 3.5%, 6/01/2030	437,000	501,678
		$5,544,598
Issuer	Shares/Par	Value ($)
Bonds – continued
Business Services – 0.5%
Equinix, Inc., 2.625%, 11/18/2024	$3,239,000	$ 3,461,949
Equinix, Inc., 1.8%, 7/15/2027	2,070,000	2,129,952
Fiserv, Inc., 2.65%, 6/01/2030	489,000	528,771
Fiserv, Inc., 4.4%, 7/01/2049	1,654,000	2,211,666
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)	1,814,000	1,859,713
Verisk Analytics, Inc., 4.125%, 3/15/2029	2,462,000	2,957,275
		$13,149,326
Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	$491,000	$ 611,913
Comcast Corp., 2.8%, 1/15/2051	1,055,000	1,096,654
Cox Communications, Inc., 1.8%, 10/01/2030 (n)	1,514,000	1,511,535
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	2,855,000	4,413,807
		$7,633,909
Chemicals – 0.1%
Sherwin-Williams Co., 4.5%, 6/01/2047	$1,201,000	$ 1,603,860
Computer Software – 0.2%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$1,857,000	$ 2,192,291
Microsoft Corp., 2.525%, 6/01/2050	2,278,000	2,397,415
		$4,589,706
Computer Software - Systems – 0.2%
Apple, Inc., 2.85%, 5/11/2024	$2,162,000	$ 2,330,681
Apple, Inc., 2.05%, 9/11/2026	432,000	461,829
Apple, Inc., 3.35%, 2/09/2027	647,000	737,818
Apple, Inc., 3.85%, 5/04/2043	1,303,000	1,643,662
		$5,173,990
Conglomerates – 0.4%
Carrier Global Corp., 3.377%, 4/05/2040	$3,320,000	$ 3,622,270
Roper Technologies, Inc., 4.2%, 9/15/2028	900,000	1,072,977
Roper Technologies, Inc., 2.95%, 9/15/2029	551,000	605,049
Roper Technologies, Inc., 2%, 6/30/2030	1,731,000	1,768,294
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	920,000	992,355
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	2,041,000	2,420,466
		$10,481,411

12

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Products – 0.3%
Estee Lauder Cos., Inc., 2.6%, 4/15/2030	$1,048,000	$ 1,150,432
Kimberly-Clark Corp., 3.1%, 3/26/2030	290,000	333,782
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	3,463,000	3,728,132
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	1,097,000	1,173,023
		$6,385,369
Consumer Services – 0.7%
Amazon.com, Inc., 2.5%, 6/03/2050	$1,806,000	$ 1,870,082
Booking Holdings, Inc., 2.75%, 3/15/2023	3,809,000	3,994,856
Booking Holdings, Inc., 4.5%, 4/13/2027	524,000	624,608
Experian Finance PLC, 4.25%, 2/01/2029 (n)	1,699,000	2,044,524
IHS Markit Ltd., 3.625%, 5/01/2024	385,000	419,950
IHS Markit Ltd., 4.75%, 2/15/2025 (n)	634,000	727,578
IHS Markit Ltd., 4%, 3/01/2026 (n)	1,991,000	2,280,890
IHS Markit Ltd., 4.25%, 5/01/2029	578,000	702,189
Visa, Inc., 3.15%, 12/14/2025	4,677,000	5,245,755
Western Union Co., 2.85%, 1/10/2025	660,000	708,886
		$18,619,318
Electronics – 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	$3,096,000	$ 3,411,057
Broadcom, Inc., 4.25%, 4/15/2026	1,367,000	1,565,887
Broadcom, Inc., 4.15%, 11/15/2030	678,000	783,743
Broadcom, Inc., 4.3%, 11/15/2032	1,765,000	2,091,084
Intel Corp., 4.75%, 3/25/2050	2,420,000	3,371,435
		$11,223,206
Energy - Integrated – 0.2%
Eni S.p.A., 4.75%, 9/12/2028 (n)	$1,944,000	$ 2,376,153
Total Capital International S.A., 3.127%, 5/29/2050	1,962,000	2,122,322
		$4,498,475
Financial Institutions – 0.3%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$362,000	$ 395,080
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	2,789,000	3,038,317
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	776,000	840,414
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	830,000	846,547
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	2,584,000	2,817,820
		$7,938,178
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – 0.7%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$2,610,000	$ 4,416,673
Constellation Brands, Inc., 3.5%, 5/09/2027	3,365,000	3,794,842
Diageo Capital PLC, 2.375%, 10/24/2029	3,022,000	3,251,601
General Mills, Inc., 4%, 4/17/2025	2,414,000	2,728,506
General Mills, Inc., 2.875%, 4/15/2030	499,000	552,992
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	409,000	462,835
Keurig Dr Pepper, Inc., 3.8%, 5/01/2050	833,000	995,894
Mondelez International, Inc., 1.5%, 2/04/2031	574,000	566,760
PepsiCo, Inc., 3.5%, 3/19/2040	646,000	773,809
		$17,543,912
Gaming & Lodging – 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$1,804,000	$ 2,099,171
Las Vegas Sands Corp., 3.9%, 8/08/2029	1,044,000	1,122,228
Marriott International, Inc., 4%, 4/15/2028	2,208,000	2,441,471
Marriott International, Inc., 4.625%, 6/15/2030	287,000	336,617
		$5,999,487
Insurance – 0.3%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$731,000	$ 818,943
American International Group, Inc., 4.875%, 6/01/2022	3,566,000	3,783,284
American International Group, Inc., 4.125%, 2/15/2024	2,620,000	2,900,535
		$7,502,762
Insurance - Health – 0.0%
UnitedHealth Group, Inc., 3.5%, 8/15/2039	$833,000	$ 989,620
Insurance - Property & Casualty – 0.3%
Aon Corp., 3.75%, 5/02/2029	$2,594,000	$ 3,024,742
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	1,068,000	1,250,991
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	1,233,000	1,473,878
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	944,000	1,269,009
		$7,018,620
International Market Quasi-Sovereign – 0.3%
Temasek Financial I Ltd. (Republic of Singapore), 2.375%, 1/23/2023 (n)	$6,400,000	$ 6,660,151
Internet – 0.0%
Alphabet, Inc., 1.9%, 8/15/2040	$1,079,000	$ 1,057,321

13

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,901,000	$ 2,084,971
CNH Industrial Capital LLC, 1.875%, 1/15/2026	513,000	537,115
		$2,622,086
Major Banks – 2.0%
Bank of America Corp., 4.1%, 7/24/2023	$3,870,000	$ 4,235,133
Bank of America Corp., 4.125%, 1/22/2024	5,102,000	5,664,818
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	1,842,000	2,027,485
Bank of America Corp., 3.5%, 4/19/2026	1,542,000	1,747,182
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	2,249,000	2,339,645
Bank of New York Mellon Corp., 1.6%, 4/24/2025	2,086,000	2,180,430
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	3,245,000	3,490,192
JPMorgan Chase & Co., 3.2%, 1/25/2023	5,489,000	5,810,415
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	4,188,000	4,814,380
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	637,000	698,302
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR + 2.46%) to 4/22/2041	3,251,000	3,628,633
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	1,248,000	1,570,577
Morgan Stanley, 3.125%, 1/23/2023	424,000	447,453
Morgan Stanley, 3.875%, 4/29/2024	1,539,000	1,703,676
Morgan Stanley, 4%, 7/23/2025	1,206,000	1,380,445
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	4,760,000	5,164,545
PNC Bank N.A., 2.7%, 10/22/2029	835,000	912,497
Royal Bank of Canada, 1.15%, 6/10/2025	3,142,000	3,210,058
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.6%) to 3/30/2026	464,000	505,347
		$51,531,213
Medical & Health Technology & Services – 0.8%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$302,000	$ 321,639
Alcon, Inc., 3.8%, 9/23/2049 (n)	1,564,000	1,841,857
Becton, Dickinson and Co., 3.125%, 11/08/2021	1,075,000	1,098,816
Becton, Dickinson and Co., 4.669%, 6/06/2047	2,043,000	2,678,276
Cigna Corp., 3.2%, 3/15/2040	635,000	695,368
HCA, Inc., 5.125%, 6/15/2039	2,562,000	3,274,307
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	$660,000	$ 679,629
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	1,672,000	1,819,512
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	1,590,000	2,083,882
Northwell Healthcare, Inc., 3.979%, 11/01/2046	171,000	195,721
Northwell Healthcare, Inc., 4.26%, 11/01/2047	1,367,000	1,637,456
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	1,333,000	1,485,626
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027	2,566,000	2,883,369
		$20,695,458
Medical Equipment – 0.3%
Boston Scientific Corp., 3.75%, 3/01/2026	$2,680,000	$ 3,040,696
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	2,940,000	3,246,918
		$6,287,614
Metals & Mining – 0.2%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)	$1,071,000	$ 1,363,276
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	3,071,000	3,209,524
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	1,412,000	1,527,007
		$6,099,807
Midstream – 0.6%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$1,727,000	$ 1,921,677
Enbridge, Inc., 2.5%, 1/15/2025	1,100,000	1,177,589
Enterprise Products Operating LLC, 4.2%, 1/31/2050	882,000	1,034,404
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	1,369,000	1,495,002
ONEOK, Inc., 4.95%, 7/13/2047	2,637,000	2,941,916
Plains All American Pipeline LP, 3.8%, 9/15/2030	1,781,000	1,913,651
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	1,769,000	2,085,066
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	585,000	693,043
Spectra Energy Partners LP, 3.375%, 10/15/2026	942,000	1,055,773
		$14,318,121
Mortgage-Backed – 12.2%
Fannie Mae, 5.5%, 1/01/2021-4/01/2040	$7,024,578	$ 8,102,706
Fannie Mae, 6%, 1/01/2021-7/01/2037	3,751,473	4,386,156
Fannie Mae, 2.59%, 5/01/2023	431,768	447,855
Fannie Mae, 5%, 12/01/2023-3/01/2041	2,916,298	3,366,080

14

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 3.5%, 5/25/2025-7/01/2046	$19,138,553	$ 20,712,338
Fannie Mae, 2.7%, 7/01/2025	367,000	397,666
Fannie Mae, 3.43%, 6/01/2026	557,231	622,455
Fannie Mae, 2.28%, 11/01/2026	464,465	497,982
Fannie Mae, 2.583%, 12/25/2026	1,585,000	1,738,706
Fannie Mae, 3%, 11/01/2028-9/01/2050	16,939,300	18,007,281
Fannie Mae, 6.5%, 6/01/2031-7/01/2037	1,239,095	1,435,540
Fannie Mae, 2.5%, 11/01/2031-12/01/2050	6,443,403	6,822,406
Fannie Mae, 3%, 2/25/2033 (i)	466,990	49,552
Fannie Mae, 4.5%, 8/01/2033-6/01/2044	7,126,335	7,968,273
Fannie Mae, 3.25%, 5/25/2040	186,198	201,906
Fannie Mae, 4%, 9/01/2040-6/01/2047	13,794,196	15,072,282
Fannie Mae, 2%, 10/25/2040-4/25/2046	751,440	771,753
Fannie Mae, 4%, 7/25/2046 (i)	417,810	78,286
Fannie Mae, TBA, 1.5%, 1/16/2036-1/14/2051	6,075,000	6,171,271
Fannie Mae, TBA, 3%, 1/16/2036-2/12/2051	16,150,000	16,926,599
Fannie Mae, TBA, 2%, 1/25/2036-2/12/2051	28,150,000	29,253,135
Fannie Mae, TBA, 2.5%, 1/25/2036-2/25/2051	20,025,000	21,026,327
Fannie Mae, TBA, 3.5%, 1/14/2051	3,850,000	4,069,165
Fannie Mae, TBA, 4%, 1/25/2051	1,275,000	1,361,558
Freddie Mac, 6%, 5/01/2021-6/01/2037	1,428,257	1,674,580
Freddie Mac, 5.5%, 10/01/2021-2/01/2037	1,100,826	1,269,237
Freddie Mac, 5%, 12/01/2021-1/15/2040	1,819,355	2,105,351
Freddie Mac, 2.791%, 1/25/2022	1,485,000	1,515,023
Freddie Mac, 2.51%, 11/25/2022	1,503,000	1,551,993
Freddie Mac, 3.111%, 2/25/2023	2,136,000	2,247,079
Freddie Mac, 3.32%, 2/25/2023	745,000	787,854
Freddie Mac, 3.25%, 4/25/2023	2,474,000	2,617,776
Freddie Mac, 3.06%, 7/25/2023	175,000	185,868
Freddie Mac, 3.458%, 8/25/2023	1,642,000	1,762,339
Freddie Mac, 0.879%, 4/25/2024 (i)	5,291,250	121,505
Freddie Mac, 0.503%, 7/25/2024 (i)	14,179,000	249,652
Freddie Mac, 0.604%, 7/25/2024 (i)	5,069,632	83,467
Freddie Mac, 4.5%, 8/01/2024-5/01/2042	1,367,502	1,518,031
Freddie Mac, 0.315%, 8/25/2024 (i)	15,246,000	193,923
Freddie Mac, 0.412%, 8/25/2024 (i)	27,879,628	342,855
Freddie Mac, 3.064%, 8/25/2024	794,000	859,191
Freddie Mac, 0.362%, 10/25/2024 (i)	20,156,212	226,058
Freddie Mac, 3.171%, 10/25/2024	1,304,000	1,429,811
Freddie Mac, 0.276%, 11/25/2024 (i)	15,385,000	168,418
Freddie Mac, 2.67%, 12/25/2024	1,561,000	1,686,344
Freddie Mac, 3.329%, 5/25/2025	2,660,000	2,962,679
Freddie Mac, 3.01%, 7/25/2025	423,000	466,620
Freddie Mac, 3.151%, 11/25/2025	1,001,000	1,115,438
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.635%, 6/25/2027 (i)	$13,682,000	$ 570,772
Freddie Mac, 0.75%, 6/25/2027 (i)	4,683,606	201,540
Freddie Mac, 3.117%, 6/25/2027	1,114,000	1,265,357
Freddie Mac, 0.576%, 7/25/2027 (i)	12,049,056	417,415
Freddie Mac, 0.329%, 8/25/2027 (i)	9,650,000	222,939
Freddie Mac, 0.432%, 8/25/2027 (i)	6,687,613	177,519
Freddie Mac, 0.279%, 9/25/2027 (i)	10,419,000	206,658
Freddie Mac, 3.187%, 9/25/2027	754,000	863,456
Freddie Mac, 0.197%, 11/25/2027 (i)	16,290,000	239,500
Freddie Mac, 0.29%, 11/25/2027 (i)	11,632,980	213,823
Freddie Mac, 0.325%, 11/25/2027 (i)	10,431,293	224,809
Freddie Mac, 0.241%, 12/25/2027 (i)	10,109,000	183,703
Freddie Mac, 0.287%, 12/25/2027 (i)	11,210,000	237,229
Freddie Mac, 0.368%, 12/25/2027 (i)	17,817,089	423,400
Freddie Mac, 3.65%, 2/25/2028	904,000	1,065,934
Freddie Mac, 3.9%, 4/25/2028	1,667,000	1,992,108
Freddie Mac, 1.089%, 7/25/2029 (i)	829,838	68,884
Freddie Mac, 1.144%, 8/25/2029 (i)	5,224,757	454,054
Freddie Mac, 1.799%, 4/25/2030 (i)	900,000	136,392
Freddie Mac, 1.868%, 4/25/2030 (i)	2,701,417	416,059
Freddie Mac, 1.662%, 5/25/2030 (i)	1,301,002	181,136
Freddie Mac, 1.796%, 5/25/2030 (i)	3,334,078	497,086
Freddie Mac, 1.342%, 6/25/2030 (i)	1,327,631	152,973
Freddie Mac, 1.6%, 8/25/2030 (i)	1,191,673	163,917
Freddie Mac, 1.169%, 9/25/2030 (i)	775,587	80,428
Freddie Mac, 1.081%, 11/25/2030 (i)	1,356,411	131,926
Freddie Mac, 0.306%, 11/25/2032 (i)	8,846,186	252,916
Freddie Mac, 6.5%, 5/01/2034-7/01/2037	714,973	814,640
Freddie Mac, 5.5%, 2/15/2036 (i)	94,849	18,025
Freddie Mac, 4%, 8/01/2037-8/01/2047	7,053,904	7,670,034
Freddie Mac, 3.5%, 11/01/2037-10/25/2058	13,468,772	14,600,342
Freddie Mac, 3%, 1/01/2038-2/25/2059	16,533,441	17,864,407
Freddie Mac, 4.5%, 12/15/2040 (i)	94,736	9,019
Freddie Mac, 4%, 8/15/2044 (i)	116,969	14,086
Ginnie Mae, 6%, 9/15/2032-1/15/2038	1,488,493	1,756,929
Ginnie Mae, 5.5%, 5/15/2033-10/15/2035	919,496	1,056,190
Ginnie Mae, 4.5%, 7/20/2033-9/20/2041	2,299,408	2,594,610
Ginnie Mae, 5%, 7/20/2033-12/15/2034	301,803	344,975
Ginnie Mae, 4%, 1/20/2041-2/20/2042	2,559,668	2,828,131
Ginnie Mae, 3.5%, 12/15/2041-3/20/2048	9,190,750	9,968,807
Ginnie Mae, 3%, 4/20/2045-9/20/2050	13,193,623	13,982,472
Ginnie Mae, 2.5%, 11/20/2050-12/20/2050	7,293,131	7,725,858
Ginnie Mae, 0.617%, 2/16/2059 (i)	5,008,625	239,996
Ginnie Mae, TBA, 2.5%, 1/21/2051-2/20/2051	7,900,000	8,355,664
Ginnie Mae, TBA, 3%, 1/21/2051	1,500,000	1,568,364
Ginnie Mae, TBA, 3.5%, 1/21/2051	3,450,000	3,656,218

15

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, TBA, 4%, 1/21/2051	$1,425,000	$ 1,519,215
Ginnie Mae, TBA, 2%, 2/20/2051	6,050,000	6,315,625
		$310,573,910
Municipals – 0.4%
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029	$2,750,000	$ 3,544,503
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	3,685,000	6,179,745
State of Florida, “A”, 2.154%, 7/01/2030	1,437,000	1,512,040
		$11,236,288
Natural Gas - Distribution – 0.0%
NiSource, Inc., 5.65%, 2/01/2045	$554,000	$ 795,704
Natural Gas - Pipeline – 0.2%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$3,780,000	$ 4,168,982
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	280,000	318,024
		$4,487,006
Network & Telecom – 0.3%
AT&T, Inc., 3.65%, 9/15/2059 (n)	$2,028,000	$ 2,033,928
Verizon Communications, Inc., 4.272%, 1/15/2036	2,164,000	2,680,949
Verizon Communications, Inc., 4.812%, 3/15/2039	2,616,000	3,408,577
		$8,123,454
Oils – 0.3%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$1,264,000	$ 1,448,609
Phillips 66 Co., 2.15%, 12/15/2030	3,897,000	3,953,825
Valero Energy Corp., 4.9%, 3/15/2045	2,669,000	3,106,079
		$8,508,513
Other Banks & Diversified Financials – 0.5%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$2,890,000	$ 3,124,090
Branch Banking & Trust Co., 2.25%, 3/11/2030	2,707,000	2,838,517
Capital One Financial Corp., 3.75%, 3/09/2027	1,956,000	2,231,407
Citigroup, Inc., 2.666% to 1/29/2030, FLR (SOFR + 1.146%) to 1/29/2031	3,245,000	3,479,358
		$11,673,372
Pollution Control – 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$1,412,000	$ 1,655,146
Republic Services, Inc., 1.45%, 2/15/2031	1,135,000	1,110,138
		$2,765,284
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Other – 0.0%
Prologis LP, REIT, 2.25%, 4/15/2030	$816,000	$ 873,920
Real Estate - Retail – 0.2%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$200,000	$ 229,956
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	1,903,000	2,183,078
Realty Income Corp., REIT, 3.25%, 1/15/2031	649,000	735,306
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	1,759,000	1,896,814
		$5,045,154
Retailers – 0.4%
Best Buy Co., Inc., 4.45%, 10/01/2028	$2,306,000	$ 2,757,844
Costco Wholesale Corp., 1.75%, 4/20/2032	2,168,000	2,251,751
Home Depot, Inc., 3.9%, 6/15/2047	1,262,000	1,608,949
Target Corp., 2.25%, 4/15/2025	3,248,000	3,482,547
		$10,101,091
Specialty Stores – 0.1%
TJX Cos., Inc., 3.75%, 4/15/2027	$433,000	$ 500,552
TJX Cos., Inc., 3.875%, 4/15/2030	519,000	622,437
		$1,122,989
Telecommunications - Wireless – 0.7%
American Tower Corp., REIT, 3%, 6/15/2023	$1,065,000	$ 1,128,331
American Tower Corp., REIT, 3.6%, 1/15/2028	1,291,000	1,466,097
American Tower Corp., REIT, 3.1%, 6/15/2050	1,779,000	1,828,999
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	3,240,000	3,303,592
Crown Castle International Corp., 1.35%, 7/15/2025	798,000	814,413
Crown Castle International Corp., 3.65%, 9/01/2027	2,901,000	3,273,929
T-Mobile USA, Inc., 2.05%, 2/15/2028 (n)	1,801,000	1,873,328
T-Mobile USA, Inc., 4.5%, 4/15/2050 (n)	2,538,000	3,130,331
		$16,819,020
Telephone Services – 0.1%
Deutsche Telekom AG, 3.625%, 1/21/2050 (n)	$1,281,000	$ 1,469,738
Transportation - Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$2,064,000	$ 3,197,625

16

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.35%, 7/01/2023	$1,101	$ 1,136
Small Business Administration, 4.77%, 4/01/2024	71,125	74,260
Small Business Administration, 5.18%, 5/01/2024	93,654	98,799
Small Business Administration, 5.52%, 6/01/2024	5,695	6,033
Small Business Administration, 4.99%, 9/01/2024	127,346	133,361
Small Business Administration, 4.95%, 3/01/2025	4,538	4,760
Small Business Administration, 5.11%, 8/01/2025	421,636	447,316
		$765,665
U.S. Treasury Obligations – 6.3%
U.S. Treasury Bonds, 2.875%, 5/15/2043	$9,096,000	$ 11,479,436
U.S. Treasury Bonds, 2.5%, 2/15/2045	9,797,000	11,661,492
U.S. Treasury Bonds, 3%, 11/15/2045	3,638,000	4,725,563
U.S. Treasury Bonds, 3%, 2/15/2048	8,760,000	11,477,311
U.S. Treasury Bonds, 2.875%, 5/15/2049	900,000	1,159,664
U.S. Treasury Bonds, 2.375%, 11/15/2049	22,865,000	26,804,747
U.S. Treasury Notes, 1.375%, 1/31/2022	41,000,000	41,550,937
U.S. Treasury Notes, 1.375%, 1/31/2025	48,500,000	50,674,922
		$159,534,072
Utilities - Electric Power – 1.2%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$1,930,000	$ 2,101,420
Berkshire Hathaway Energy Co., 4.25%, 10/15/2050 (n)	296,000	382,752
Duke Energy Corp., 2.65%, 9/01/2026	397,000	432,465
Enel Finance International N.V., 2.65%, 9/10/2024	1,020,000	1,086,331
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	1,916,000	2,391,075
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	392,000	521,127
Evergy, Inc., 2.9%, 9/15/2029	1,863,000	2,041,071
Exelon Corp., 4.05%, 4/15/2030	2,165,000	2,560,496
FirstEnergy Corp., 3.4%, 3/01/2050	1,229,000	1,175,099
Georgia Power Co., 3.7%, 1/30/2050	171,000	204,266
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	1,511,000	1,689,301
Northern States Power Co., 2.6%, 6/01/2051	2,166,000	2,289,763
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	$2,810,000	$ 3,703,902
Pacific Gas & Electric Co., 2.1%, 8/01/2027	549,000	557,098
Pacific Gas & Electric Co., 3.3%, 8/01/2040	1,053,000	1,048,460
PPL Capital Funding, Inc., 5%, 3/15/2044	870,000	1,121,578
PPL Corp., 3.4%, 6/01/2023	2,940,000	3,122,080
Xcel Energy, Inc., 3.4%, 6/01/2030	1,099,000	1,261,064
Xcel Energy, Inc., 3.5%, 12/01/2049	1,310,000	1,528,619
		$29,217,967
Utilities - Gas – 0.1%
East Ohio Gas Co., 2%, 6/15/2030 (n)	$1,509,000	$ 1,563,025
Total Bonds (Identified Cost, $914,792,246)		$ 986,227,668
Convertible Preferred Stocks – 1.1%
Automotive – 0.2%
Aptiv PLC, 5.5%	39,000	$ 6,017,700
Medical Equipment – 0.4%
Boston Scientific Corp., 5.5%	71,398	$ 7,823,079
Danaher Corp., 4.75%	1,324	2,009,355
		$9,832,434
Telecommunications - Wireless – 0.2%
T-Mobile USA, Inc., 5.25%	5,432	$ 6,524,756
Utilities - Electric Power – 0.3%
CenterPoint Energy, Inc., 7%	162,120	$ 6,614,496
Total Convertible Preferred Stocks (Identified Cost, $26,155,537)		$ 28,989,386
Preferred Stocks – 0.3%
Computer Software - Systems – 0.3%
Samsung Electronics Co. Ltd. (Identified Cost, $4,609,920)	122,708	$ 8,313,826
Investment Companies (h) – 4.7%
Money Market Funds – 4.7%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $118,744,977)	118,744,977	$ 118,744,977
Other Assets, Less Liabilities – (3.7)%		(92,838,089)
Net Assets – 100.0%		$ 2,538,758,543

17

MFS Total Return Series
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $118,744,977 and $2,512,851,655, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $141,904,092, representing 5.6% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
See Notes to Financial Statements
18

MFS Total Return Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,827,897,744)	$2,512,851,655
Investments in affiliated issuers, at value (identified cost, $118,744,977)	118,744,977
Cash	33,957
Receivables for
TBA sale commitments	10,858,600
Fund shares sold	601,652
Interest and dividends	7,811,708
Receivable from investment adviser	111,553
Other assets	8,773
Total assets	$2,651,022,875
Liabilities
Payables for
TBA purchase commitments	$110,759,501
Fund shares reacquired	1,250,984
Payable to affiliates
Administrative services fee	1,652
Shareholder servicing costs	750
Distribution and/or service fees	17,899
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	233,535
Total liabilities	$112,264,332
Net assets	$2,538,758,543
Net assets consist of
Paid-in capital	$1,690,420,032
Total distributable earnings (loss)	848,338,511
Net assets	$2,538,758,543
Shares of beneficial interest outstanding	98,604,213
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,219,438,197	46,864,180	$26.02
Service Class	1,319,320,346	51,740,033	25.50
See Notes to Financial Statements
19

MFS Total Return Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$35,189,067
Interest	26,060,626
Dividends from affiliated issuers	209,530
Income on securities loaned	108,407
Other	89,813
Foreign taxes withheld	(349,667)
Total investment income	$61,307,776
Expenses
Management fee	$16,017,283
Distribution and/or service fees	3,104,309
Shareholder servicing costs	55,986
Administrative services fee	325,669
Independent Trustees' compensation	37,229
Custodian fee	128,491
Shareholder communications	187,756
Audit and tax fees	79,510
Legal fees	17,234
Miscellaneous	77,222
Total expenses	$20,030,689
Reduction of expenses by investment adviser	(2,334,685)
Net expenses	$17,696,004
Net investment income (loss)	$43,611,772
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$132,759,189
Affiliated issuers	(3,264)
Foreign currency	(83,026)
Net realized gain (loss)	$132,672,899
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$42,942,986
Affiliated issuers	(837)
Translation of assets and liabilities in foreign currencies	42,791
Net unrealized gain (loss)	$42,984,940
Net realized and unrealized gain (loss)	$175,657,839
Change in net assets from operations	$219,269,611
See Notes to Financial Statements
20

MFS Total Return Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$43,611,772	$50,698,568
Net realized gain (loss)	132,672,899	66,327,737
Net unrealized gain (loss)	42,984,940	335,264,447
Change in net assets from operations	$219,269,611	$452,290,752
Total distributions to shareholders	$(115,929,697)	$(121,022,024)
Change in net assets from fund share transactions	$(111,560,917)	$(109,812,128)
Total change in net assets	$(8,221,003)	$221,456,600
Net assets
At beginning of period	2,546,979,546	2,325,522,946
At end of period	$2,538,758,543	$2,546,979,546
See Notes to Financial Statements
21

MFS Total Return Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$24.90	$21.78	$24.70	$23.18	$22.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.52	$0.53	$0.49	$0.54(c)
Net realized and unrealized gain (loss)	1.88	3.83	(1.80)	2.29	1.51
Total from investment operations	$2.35	$4.35	$(1.27)	$2.78	$2.05
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.58)	$(0.54)	$(0.58)	$(0.69)
From net realized gain	(0.66)	(0.65)	(1.11)	(0.68)	(0.78)
Total distributions declared to shareholders	$(1.23)	$(1.23)	$(1.65)	$(1.26)	$(1.47)
Net asset value, end of period (x)	$26.02	$24.90	$21.78	$24.70	$23.18
Total return (%) (k)(r)(s)(x)	9.81	20.38	(5.61)	12.30	9.09(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.70	0.70	0.71	0.71(c)
Expenses after expense reductions (f)	0.61	0.62	0.62	0.63	0.62(c)
Net investment income (loss)	1.95	2.18	2.20	2.04	2.33(c)
Portfolio turnover	84	42	26	34	35
Net assets at end of period (000 omitted)	$1,219,438	$1,223,166	$1,134,301	$1,350,737	$1,359,943
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$24.43	$21.38	$24.28	$22.81	$22.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.45	$0.46	$0.43	$0.47(c)
Net realized and unrealized gain (loss)	1.83	3.76	(1.77)	2.25	1.49
Total from investment operations	$2.23	$4.21	$(1.31)	$2.68	$1.96
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.51)	$(0.48)	$(0.53)	$(0.63)
From net realized gain	(0.66)	(0.65)	(1.11)	(0.68)	(0.78)
Total distributions declared to shareholders	$(1.16)	$(1.16)	$(1.59)	$(1.21)	$(1.41)
Net asset value, end of period (x)	$25.50	$24.43	$21.38	$24.28	$22.81
Total return (%) (k)(r)(s)(x)	9.52	20.12	(5.87)	12.02	8.81(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.95	0.95	0.96	0.96(c)
Expenses after expense reductions (f)	0.86	0.87	0.87	0.88	0.87(c)
Net investment income (loss)	1.71	1.93	1.95	1.79	2.08(c)
Portfolio turnover	84	42	26	34	35
Net assets at end of period (000 omitted)	$1,319,320	$1,323,813	$1,191,222	$1,427,824	$1,276,603

See Notes to Financial Statements
22

MFS Total Return Series
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
23

MFS Total Return Series
Notes to Financial Statements
(1)  Business and Organization
MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally
24

MFS Total Return Series
Notes to Financial Statements  - continued
traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,427,113,088	$6,524,756	$—	$1,433,637,844
Switzerland	27,489,506	—	—	27,489,506
Taiwan	16,893,022	—	—	16,893,022
United Kingdom	5,714,521	10,305,405	—	16,019,926
Netherlands	10,977,255	—	—	10,977,255
France	8,715,981	—	—	8,715,981
South Korea	8,313,826	—	—	8,313,826
Germany	4,576,627	—	—	4,576,627
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	160,299,737	—	160,299,737
Non - U.S. Sovereign Debt	—	6,660,151	—	6,660,151
Municipal Bonds	—	11,236,288	—	11,236,288
U.S. Corporate Bonds	—	320,726,889	—	320,726,889
Residential Mortgage-Backed Securities	—	310,961,672	—	310,961,672
Commercial Mortgage-Backed Securities	—	59,852,972	—	59,852,972
Asset-Backed Securities (including CDOs)	—	49,910,424	—	49,910,424
Foreign Bonds	—	66,579,535	—	66,579,535
Mutual Funds	118,744,977	—	—	118,744,977
Total	$1,628,538,803	$1,003,057,829	$—	$2,631,596,632
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business
25

MFS Total Return Series
Notes to Financial Statements  - continued
day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the
26

MFS Total Return Series
Notes to Financial Statements  - continued
non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$52,307,667	$54,824,164
Long-term capital gains	63,622,030	66,197,860
Total distributions	$115,929,697	$121,022,024
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$1,960,308,758
Gross appreciation	684,344,992
Gross depreciation	(13,057,118)
Net unrealized appreciation (depreciation)	$671,287,874
Undistributed ordinary income	54,306,299
Undistributed long-term capital gain	118,976,833
Other temporary differences	3,767,505
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
27

MFS Total Return Series
Notes to Financial Statements  - continued
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$56,532,062	$59,383,887
Service Class	59,397,635	61,638,137
Total	$115,929,697	$121,022,024
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.70%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $262,449, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.66% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $2,072,236, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $53,549, which equated to 0.0022% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $2,437.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0136% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
28

MFS Total Return Series
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,876,362 and $701,009, respectively. The sales transactions resulted in net realized gains (losses) of $(146,767).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $85,794, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$1,274,953,521	$1,464,785,871
Non-U.S. Government securities	732,394,732	786,781,950
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,626,873	$38,823,750	1,735,912	$41,322,525
Service Class	2,911,465	68,599,977	3,594,794	83,324,924
	4,538,338	$107,423,727	5,330,706	$124,647,449
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,349,629	$56,532,062	2,558,547	$59,383,887
Service Class	2,516,849	59,397,635	2,704,613	61,638,137
	4,866,478	$115,929,697	5,263,160	$121,022,024
Shares reacquired
Initial Class	(6,227,705)	$(149,473,288)	(7,253,162)	$(172,852,561)
Service Class	(7,882,515)	(185,441,053)	(7,815,403)	(182,629,040)
	(14,110,220)	$(334,914,341)	(15,068,565)	$(355,481,601)
Net change
Initial Class	(2,251,203)	$(54,117,476)	(2,958,703)	$(72,146,149)
Service Class	(2,454,201)	(57,443,441)	(1,515,996)	(37,665,979)
	(4,705,404)	$(111,560,917)	(4,474,699)	$(109,812,128)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established
29

MFS Total Return Series
Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $11,494 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$40,930,012	$507,317,766	$429,498,700	$(3,264)	$(837)	$118,744,977
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$209,530	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
30

MFS Total Return Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
31

MFS Total Return Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
32

MFS Total Return Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
33

MFS Total Return Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko Henry Peabody Robert Persons
34

MFS Total Return Series
Board Review of Investment Advisory Agreement
MFS Total Return Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
35

MFS Total Return Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
36

MFS Total Return Series
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
37

MFS Total Return Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $69,985,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 51.66% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
38

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
39

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
40

Annual Report

December 31, 2020

MFS® Utilities Series

MFS® Variable Insurance Trust

VUF-ANN

MFS® Utilities Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
NextEra Energy, Inc.	8.1%
EDP Renovaveis S.A.	6.6%
Southern Co.	5.1%
Exelon Corp.	4.8%
Duke Energy Corp.	4.7%
Dominion Energy, Inc.	4.0%
Enel S.p.A.	3.4%
Edison International	3.0%
Iberdrola S.A.	2.8%
PG&E Corp.	2.7%

Top five industries (i)
Utilities – Electric Power	77.6%
Natural Gas – Distribution	6.6%
Telecommunications – Wireless	6.5%
Natural Gas – Pipeline	4.5%
Cable TV	2.4%

Issuer country weightings (i)(x)
United States	67.5%
Portugal	8.5%
Spain	4.5%
United Kingdom	4.1%
Canada	3.8%
Italy	3.4%
Germany	2.5%
China	0.8%
Thailand	0.8%
Other Countries	4.1%

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Utilities Series (fund) provided a total return of 5.90%, while Service Class shares of the fund provided a total return of 5.62%. These compare with a return of 18.40% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 0.48% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

The fund’s out-of-benchmark exposure to the natural gas pipeline industry weakened performance relative to the S&P Utilities Index. Here, notable relative detractors included the fund’s holdings of oil and natural gas pipelines operator Plains All American Pipeline (b), natural gas and petrochemical products manufacturer Enterprise Products Partners (b) and natural gas gathering firm Equitrans Midsteam (b).

Elsewhere, the fund’s underweight positions in electricity provider NextEra Energy and power & natural gas distributor Duke Energy (b) held back relative performance. The share price of NextEra rose as the company delivered earnings per share results that beat market expectations, driven by strong earnings contributions from its NEER competitive generation business, and its Florida Power and Light and Gulf Power divisions. Not owning shares of water services provider American Water Works and power & natural gas distributor Xcel Energy also detracted from relative performance. The fund’s holdings of electricity provider Vistra (b), television, internet and telephone services company NOS, SGPS (b) (Portugal) and electricity distributor Neoenergia (b) (Brazil) also weighed on relative results.

Contributors to Performance

Security selection within the electric power industry contributed to relative performance, led by the fund’s holdings of renewable energy company EDP Renovaveis (b) (Portugal), electricity and gas distributor Enel (b) (Italy), electric utility company Iberdrola (b) (Spain), integrated utility company Energias De Portugal (b) (Portugal) and electricity and gas distributor RWE (b) (Germany). The stock price for EDP Renovaveis rose after the company reported that its balance sheet benefited from the disposal of significant assets. Additionally, EDP Renovaveis secured a vast majority of the capacity additions targeted for next year, which appeared to have further boosted investors’ sentiment. Avoiding shares of poor-performing energy products and services supplier Consolidated Edison and utility company PPL also benefited relative returns. The timing of the fund’s ownership in shares of diversified energy company DTE Energy further bolstered relative performance.

3

MFS Utilities Series

Management Review – continued

Elsewhere, the fund’s holdings of cable services provider Charter Communications and telecommunications services provider Cellnex Telecom (b) (Spain) further supported relative performance.

Respectfully,

Portfolio Manager(s)

Claud Davis and J. Scott Walker

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	5.90%	11.37%	9.20%
Service Class	5/01/00	5.62%	11.10%	8.93%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		18.40%	15.22%	13.88%
Standard & Poor’s 500 Utilities Index (f)		0.48%	11.50%	11.27%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index (g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index (g) – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

(g)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

5

MFS Utilities Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.78%	$1,000.00	$1,172.70	$4.26
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96
Service Class	Actual	1.03%	$1,000.00	$1,171.47	$5.62
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 96.7%
Cable TV – 2.4%
Charter Communications, Inc., “A” (a)	34,634	$22,912,123
NOS, SGPS S.A.	1,787,471	6,261,600

		$29,173,723

Natural Gas – Distribution – 5.5%
Atmos Energy Corp.	207,829	$19,833,121
China Resources Gas Group Ltd.	1,926,000	10,248,051
Sempra Energy	237,600	30,272,616
UGI Corp.	180,530	6,311,329

		$66,665,117

Natural Gas – Pipeline – 4.5%
Cheniere Energy, Inc. (a)	245,285	$14,724,459
Enterprise Products Partners LP	1,022,777	20,036,201
Equitrans Midstream Corp.	591,260	4,753,730
Magellan Midstream Partners LP	149,722	6,354,202
Plains All American Pipeline LP	404,450	3,332,668
Plains GP Holdings LP	697,291	5,892,109

		$55,093,369

Telecommunications – Wireless – 6.5%
Advanced Info Service Public Co. Ltd.	1,601,700	$9,409,186
Cellnex Telecom S.A.	348,273	20,898,975
KDDI Corp.	308,000	9,145,591
Mobile TeleSystems PJSC, ADR	567,487	5,079,009
Rogers Communications, Inc., “B”	250,526	11,663,265
SBA Communications Corp., REIT	35,236	9,941,133
T-Mobile USA, Inc. (a)	94,859	12,791,736

		$78,928,895

Telephone Services – 2.2%
Hellenic Telecommunications Organization S.A.	453,506	$7,302,058
Telesites S.A.B. de C.V. (a)	5,753,700	6,222,248
TELUS Corp.	667,665	13,223,218

		$26,747,524

Utilities – Electric Power – 75.6%
AES Corp.	1,045,842	$24,577,287
ALLETE, Inc.	115,846	7,175,501
Alliant Energy Corp.	317,712	16,371,699
AltaGas Ltd. (l)	501,540	7,375,936
American Electric Power Co., Inc.	229,480	19,108,800
CenterPoint Energy, Inc. (a)(z)	572,130	12,380,893
CLP Holdings Ltd.	707,000	6,544,898
Dominion Energy, Inc.	644,373	48,456,850
DTE Energy Co.	250,221	30,379,332
Duke Energy Corp.	624,554	57,184,164
E.ON SE	1,137,650	12,597,240
Edison International	586,417	36,838,716
EDP Renovaveis S.A.	2,902,561	80,580,769

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – continued
Electricite de France S.A. (a)	487,526	$7,721,902
Emera, Inc.	320,667	13,628,788
Enel S.p.A.	4,088,633	41,337,617
Energias de Portugal S.A.	2,587,132	16,295,899
Entergy Corp.	84,356	8,422,103
Equatorial Energia S.A.	1,101,100	4,928,307
Evergy, Inc.	355,066	19,709,714
Exelon Corp.	1,380,728	58,294,336
FirstEnergy Corp.	696,751	21,327,548
Iberdrola S.A.	2,358,554	33,711,534
National Grid PLC	1,811,502	21,576,048
Neoenergia S.A.	873,100	2,984,862
NextEra Energy Partners LP	77,448	5,192,888
NextEra Energy, Inc.	1,284,370	99,089,145
PG&E Corp. (a)	2,590,048	32,271,998
Pinnacle West Capital Corp.	153,730	12,290,713
Portland General Electric Co.	137,219	5,868,857
Public Service Enterprise Group, Inc.	351,403	20,486,795
RWE AG	423,775	17,897,054
Southern Co.	1,018,742	62,581,321
SSE PLC	1,366,528	28,165,639
Vistra Corp.	1,362,993	26,796,442

		$920,151,595

Total Common Stocks (Identified Cost, $868,836,652)		$1,176,760,223

CONVERTIBLE PREFERRED STOCKS – 3.1%
Natural Gas – Distribution – 1.1%
Sempra Energy, 6%	64,703	$6,454,771
Sempra Energy, 6.75%	64,868	6,728,758

		$13,183,529

Utilities – Electric Power – 2.0%
CenterPoint Energy, Inc., 7%	431,280	$17,596,224
DTE Energy Co., 6.25%	64,750	3,117,065
NextEra Energy, Inc., 5.279%	64,600	3,284,264

		$23,997,553

Total Convertible Preferred Stocks (Identified Cost, $35,506,820)		$37,181,082

INVESTMENT COMPANIES (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $4,847,086)	4,847,086	$4,847,086

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(1,919,046)

NET ASSETS – 100.0%		$1,216,869,345

8

MFS Utilities Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,847,086 and $1,213,941,305, respectively.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

CenterPoint Energy, Inc.	5/07/20	$9,199,850	$12,380,893

% of Net assets			1.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

SEK	Swedish Krona

Derivative Contracts at 12/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	22,088	USD	16,743	BNP Paribas S.A.	1/15/2021	$611
CAD	98,292	USD	75,155	Brown Brothers Harriman	1/15/2021	2,068
CAD	92,993	USD	70,518	Citibank N.A.	1/15/2021	2,543
CAD	85,378	USD	64,767	HSBC Bank	1/15/2021	2,311
CAD	115,758	USD	88,068	JPMorgan Chase Bank N.A.	1/15/2021	2,878
CAD	52,925	USD	40,118	Merrill Lynch International	1/15/2021	1,463
CAD	253,452	USD	193,489	State Street Bank Corp.	1/15/2021	5,637
EUR	11,360	USD	13,457	Brown Brothers Harriman	1/15/2021	425
EUR	318,696	USD	375,241	Citibank N.A.	1/15/2021	14,200
EUR	644,559	USD	781,645	HSBC Bank	1/15/2021	5,994
EUR	418,924	USD	496,823	JPMorgan Chase Bank N.A.	1/15/2021	15,094
EUR	724,624	USD	881,450	Merrill Lynch International	1/15/2021	4,027
EUR	122,095	USD	143,600	Morgan Stanley Capital Services, Inc.	1/15/2021	5,599
EUR	1,250,488	USD	1,498,823	State Street Bank Corp.	1/15/2021	29,251
EUR	646,525	USD	761,627	UBS AG	1/15/2021	28,415
GBP	73,376	USD	96,599	Merrill Lynch International	1/15/2021	3,752
GBP	83,610	USD	110,340	Morgan Stanley Capital Services, Inc.	1/15/2021	4,008
SEK	3,437,782	USD	394,595	Brown Brothers Harriman	1/15/2021	23,305
SEK	1,966,931	USD	228,424	HSBC Bank	1/15/2021	10,678
SEK	12,649,639	USD	1,467,059	Morgan Stanley Capital Services, Inc.	1/15/2021	70,643
USD	10,920,527	EUR	8,903,000	BNP Paribas S.A.	1/15/2021	41,216
USD	579,071	EUR	472,731	Brown Brothers Harriman	1/15/2021	1,403
USD	5,669,424	EUR	4,631,000	Citibank N.A.	1/15/2021	10,422

						$285,943

9

MFS Utilities Series

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
EUR	535,937	USD	656,635	Brown Brothers Harriman	1/15/2021	$(1,730)
USD	2,352,602	CAD	3,106,000	Citibank N.A.	1/15/2021	(87,642)
USD	26,281,916	CAD	34,499,431	HSBC Bank	1/15/2021	(822,733)
USD	19,119	CAD	25,055	State Street Bank Corp.	1/15/2021	(566)
USD	11,765,766	EUR	9,965,000	BNP Paribas S.A.	1/15/2021	(411,290)
USD	396,920	EUR	325,656	Brown Brothers Harriman	1/15/2021	(1,026)
USD	2,120,168	EUR	1,762,690	Citibank N.A.	1/15/2021	(33,808)
USD	39,401,706	EUR	33,292,668	HSBC Bank	1/15/2021	(1,281,353)
USD	71,615,635	EUR	58,647,884	HSBC Bank	2/12/2021	(95,918)
USD	15,232,433	EUR	12,845,702	JPMorgan Chase Bank N.A.	1/15/2021	(464,790)
USD	2,168,736	EUR	1,825,614	State Street Bank Corp.	1/15/2021	(62,133)
USD	1,655,753	GBP	1,273,000	Citibank N.A.	1/15/2021	(85,251)
USD	27,524,029	GBP	21,256,625	Goldman Sachs International	1/15/2021	(1,547,346)
USD	2,046,898	SEK	18,012,703	Brown Brothers Harriman	1/15/2021	(142,743)
USD	4,742	SEK	41,650	State Street Bank Corp.	1/15/2021	(321)

						$(5,038,650)

At December 31, 2020, the fund had cash collateral of $1,740,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value, including $3,678,194 of securities on loan (identified cost, $904,343,472)	$1,213,941,305
Investments in affiliated issuers, at value (identified cost, $4,847,086)	4,847,086
Restricted cash for
Forward foreign currency exchange contracts	1,740,000
Receivables for
Forward foreign currency exchange contracts	285,943
Fund shares sold	93,912
Interest and dividends	2,811,867
Other assets	9,124
Total assets	$1,223,729,237

Liabilities
Payable to custodian	$4,565
Payables for
Forward foreign currency exchange contracts	5,038,650
Fund shares reacquired	1,547,715
Payable to affiliates
Investment adviser	48,240
Administrative services fee	825
Shareholder servicing costs	760
Distribution and/or service fees	9,225
Payable for independent Trustees’ compensation	11
Deferred country tax expense payable	11,101
Accrued expenses and other liabilities	198,800
Total liabilities	$6,859,892
Net assets	$1,216,869,345

Net assets consist of
Paid-in capital	$842,440,332
Total distributable earnings (loss)	374,429,013
Net assets	$1,216,869,345
Shares of beneficial interest outstanding	34,801,638

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$537,239,875	15,207,700	$35.33
Service Class	679,629,470	19,593,938	34.69

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$40,670,138
Other	97,292
Dividends from affiliated issuers	68,273
Income on securities loaned	27,675
Interest	6,395
Foreign taxes withheld	(1,238,614)
Total investment income	$39,631,159
Expenses
Management fee	$8,610,291
Distribution and/or service fees	1,632,856
Shareholder servicing costs	43,834
Administrative services fee	163,567
Independent Trustees’ compensation	21,832
Custodian fee	150,689
Shareholder communications	134,161
Audit and tax fees	65,740
Legal fees	8,620
Miscellaneous	37,637
Total expenses	$10,869,227
Reduction of expenses by investment adviser	(127,136)
Net expenses	$10,742,091
Net investment income (loss)	$28,889,068

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $11,586 country tax)	$36,535,195
Affiliated issuers	1,518
Forward foreign currency exchange contracts	(6,107,059)
Foreign currency	33,534
Net realized gain (loss)	$30,463,188
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $305,025 decrease in deferred country tax)	$949,660
Forward foreign currency exchange contracts	(1,553,802)
Translation of assets and liabilities in foreign currencies	55,125
Net unrealized gain (loss)	$(549,017)
Net realized and unrealized gain (loss)	$29,914,171
Change in net assets from operations	$58,803,239

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$28,889,068	$33,385,933
Net realized gain (loss)	30,463,188	51,790,915
Net unrealized gain (loss)	(549,017)	204,485,158
Change in net assets from operations	$58,803,239	$289,662,006
Total distributions to shareholders	$(56,937,274)	$(55,125,457)
Change in net assets from fund share transactions	$(75,290,012)	$(164,373,912)
Total change in net assets	$(73,424,047)	$70,162,637

Net assets
At beginning of period	1,290,293,392	1,220,130,755
At end of period	$1,216,869,345	$1,290,293,392

See Notes to Financial Statements

13

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$35.18	$29.38	$29.50	$26.81	$25.56

Income (loss) from investment operations
Net investment income (loss) (d)	$0.90	$0.90	$0.89	$0.81	$1.06	(c)
Net realized and unrealized gain (loss)	0.96	6.37	(0.56)	3.17	1.91
Total from investment operations	$1.86	$7.27	$0.33	$3.98	$2.97

Less distributions declared to shareholders
From net investment income	$(0.84)	$(1.37)	$(0.33)	$(1.29)	$(1.08)
From net realized gain	(0.87)	(0.10)	(0.12)	—	(0.64)
Total distributions declared to shareholders	$(1.71)	$(1.47)	$(0.45)	$(1.29)	$(1.72)
Net asset value, end of period (x)	$35.33	$35.18	$29.38	$29.50	$26.81
Total return (%) (k)(r)(s)(x)	5.90	25.07	1.06	14.83	11.47	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.79	0.78	0.80	0.77	(c)
Expenses after expense reductions (f)	0.79	0.78	0.78	0.79	0.77	(c)
Net investment income (loss)	2.75	2.69	2.98	2.78	3.89	(c)
Portfolio turnover	32	28	27	27	33
Net assets at end of period (000 omitted)	$537,240	$556,301	$492,930	$561,744	$556,607

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$34.56	$28.86	$28.98	$26.37	$25.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.81	$0.80	$0.81	$0.73	$0.97	(c)
Net realized and unrealized gain (loss)	0.93	6.27	(0.56)	3.09	1.90
Total from investment operations	$1.74	$7.07	$0.25	$3.82	$2.87

Less distributions declared to shareholders
From net investment income	$(0.74)	$(1.27)	$(0.25)	$(1.21)	$(1.01)
From net realized gain	(0.87)	(0.10)	(0.12)	—	(0.64)
Total distributions declared to shareholders	$(1.61)	$(1.37)	$(0.37)	$(1.21)	$(1.65)
Net asset value, end of period (x)	$34.69	$34.56	$28.86	$28.98	$26.37
Total return (%) (k)(r)(s)(x)	5.62	24.80	0.81	14.49	11.24	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.04	1.04	1.05	1.02	(c)
Expenses after expense reductions (f)	1.04	1.03	1.03	1.04	1.02	(c)
Net investment income (loss)	2.50	2.44	2.76	2.53	3.64	(c)
Portfolio turnover	32	28	27	27	33
Net assets at end of period (000 omitted)	$679,629	$733,992	$727,201	$1,021,211	$998,836

See Notes to Financial Statements

14

MFS Utilities Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments

16

MFS Utilities Series

Notes to Financial Statements – continued

and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$806,760,718	$12,380,893	$—	$819,141,611
Portugal	16,295,899	86,842,369	—	103,138,268
Spain	54,610,509	—	—	54,610,509
United Kingdom	—	49,741,687	—	49,741,687
Canada	45,891,207	—	—	45,891,207
Italy	41,337,617	—	—	41,337,617
Germany	30,494,294	—	—	30,494,294
China	10,248,051	—	—	10,248,051
Thailand	—	9,409,186	—	9,409,186
Other Countries	27,748,906	22,179,969	—	49,928,875
Mutual Funds	4,847,086	—	—	4,847,086
Total	$1,038,234,287	$180,554,104	$—	$1,218,788,391

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$285,943	$—	$285,943
Forward Foreign Currency Exchange Contracts – Liabilities	—	(5,038,650)	—	(5,038,650)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the

17

MFS Utilities Series

Notes to Financial Statements – continued

fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$285,943	$(5,038,650)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(6,107,059)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(1,553,802)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

18

MFS Utilities Series

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,678,194. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $3,896,099 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

19

MFS Utilities Series

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, partnership adjustments, and certain preferred stock treated as debt for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$35,969,261	$51,291,242
Long-term capital gains	20,968,013	3,834,215
Total distributions	$56,937,274	$55,125,457

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$874,463,382
Gross appreciation	370,712,647
Gross depreciation	(31,140,345)
Net unrealized appreciation (depreciation)	$339,572,302

Undistributed ordinary income	21,343,618
Undistributed long-term capital gain	35,823,036
Other temporary differences	(22,309,943)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$25,547,426	$22,976,155
Service Class	31,389,848	32,149,302
Total	$56,937,274	$55,125,457

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $3 billion	0.70%
In excess of $3 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $127,136, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

20

MFS Utilities Series

Notes to Financial Statements – continued

variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $40,954, which equated to 0.0035% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $2,880.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $2,028,388. The sales transactions resulted in net realized gains (losses) of $182,155.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $97,111, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $371,599,805 and $469,912,122, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	693,191	$22,914,614	575,639	$19,334,145
Service Class	1,582,964	49,564,692	1,744,019	57,235,971
	2,276,155	$72,479,306	2,319,658	$76,570,116

Shares issued to shareholders in reinvestment of distributions
Initial Class	813,353	$25,547,426	693,515	$22,976,155
Service Class	1,016,840	31,389,848	987,083	32,149,302
	1,830,193	$56,937,274	1,680,598	$55,125,457

Shares reacquired
Initial Class	(2,109,750)	$(69,285,092)	(2,237,515)	$(74,404,174)
Service Class	(4,245,334)	(135,421,500)	(6,687,020)	(221,665,311)
	(6,355,084)	$(204,706,592)	(8,924,535)	$(296,069,485)

Net change
Initial Class	(603,206)	$(20,823,052)	(968,361)	$(32,093,874)
Service Class	(1,645,530)	(54,466,960)	(3,955,918)	(132,280,038)
	(2,248,736)	$(75,290,012)	(4,924,279)	$(164,373,912)

21

MFS Utilities Series

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $5,398 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$13,336,599	$187,852,516	$196,343,547	$1,518	$—	$4,847,086

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$68,273	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

22

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Utilities Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

23

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

25

MFS Utilities Series

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Claud Davis J. Scott Walker

26

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Utilities Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Utilities Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management

27

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $3 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

28

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $23,065,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 55.23% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

Annual Report

December 31, 2020

MFS® Value Series

MFS® Variable Insurance Trust

VLU-ANN

MFS® Value Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.4%
Johnson & Johnson	3.9%
Comcast Corp., “A”	3.4%
Medtronic PLC	3.0%
Honeywell International, Inc.	2.8%
Accenture PLC, “A”	2.7%
Texas Instruments, Inc.	2.6%
Aon PLC	2.3%
Duke Energy Corp.	2.2%
Cigna Corp.	2.2%

GICS equity sectors (g)
Financials	25.9%
Health Care	19.3%
Industrials	17.4%
Information Technology	10.7%
Consumer Staples	7.1%
Utilities	6.6%
Materials	3.9%
Communication Services	3.8%
Energy	2.0%
Consumer Discretionary	1.6%
Real Estate	0.4%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Value Series (fund) provided a total return of 3.48%, while Service Class shares of the fund provided a total return of 3.22%. These compare with a return of 2.80% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Contributors to Performance

Underweight allocations to both the energy and real estate sectors contributed to the fund’s performance relative to the Russell 1000® Value Index. Within the energy sector, an underweight position in integrated oil and gas company Exxon Mobil (h) helped relative results. The share price of Exxon suffered as oil and gas prices came under significant pressure during the period due to lower volumes and production caused by the COVID-19 virus and the price war between Saudi Arabia and Russia. There were no individual stocks within the real estate sector, either in the fund or in the benchmark, that were among the fund’s largest relative contributors during the period.

The combination of an overweight allocation and stock selection within the information technology sector also supported relative returns, led by the fund’s overweight position in semiconductor company Texas Instruments. The share price of Texas Instruments increased during the period due to strong revenue figures and better-than-expected gross margin growth. Holdings of IT servicing firm Accenture (b), and not owning shares of network equipment company Cisco Systems, bolstered relative performance.

Stock selection in the financials sector further boosted relative returns, although there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s largest relative contributors during the period.

Stocks in other sectors that aided relative performance included the fund’s overweight positions in life sciences supply company Thermo Fisher Scientific, healthcare equipment manufacturer Danaher, diversified technology and manufacturing company Honeywell International, cable services provider Comcast and consumer credit reporting agency Equifax. The share price of Thermo Fisher Scientific advanced on the back of better-than-expected results throughout the period driven by strong organic revenue growth. The company also benefited from the high demand for testing and supplies related to COVID-19. Additionally, not owning shares of telecommunication services provider AT&T further supported relative returns.

3

MFS Value Series

Management Review – continued

Detractors from Performance

Security selection in the utilities sector detracted from relative performance, led by the fund’s overweight positions in power provider FirstEnergy (h) and energy products and services supplier Dominion Energy. The share price of FirstEnergy declined after allegations that a former subsidiary had bribed state officials in order to pass legislation favorable to the company. Although First Energy was not directly implicated, its share price sold off on concerns that it could have been involved.

An underweight allocation to the consumer discretionary sector also weakened relative results. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s largest relative detractors during the period.

Stock selection in the consumer staples sector held back relative performance. Here, not owning shares of retail giant Walmart, and an underweight position in household products maker Procter & Gamble (h), dampened relative results. Walmart’s stock price benefited from growth in grocery sales, as consumers stocked up their pantries, and strong performance from the company’s pickup and delivery services amid the coronavirus crisis.

Elsewhere, the fund’s position in integrated energy company Suncor Energy (b)(h), and not owning shares of media conglomerate Walt Disney, weighed on relative returns. The share price of Suncor Energy declined on severely damaged oil market fundamentals, given the combined economic demand shock from the COVID-19 outbreak and supply shock related to increased oil supply as Saudi Arabia and Russia failed to reach an agreement on curtailing oil production levels. The fund’s overweight positions in financial services firms Citigroup and U.S. Bancorp and global security company Northrop Grumman, and the timing of its ownership in shares of semiconductor company Intel, further detracted from relative performance.

Respectfully,

Portfolio Manager(s)

Katherine Cannan and Nevin Chitkara

Note to Contract Owners: Effective December 31, 2020, Steven Gorham was no longer a Portfolio Manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/02	3.48%	10.14%	10.85%
Service Class	1/02/02	3.22%	9.86%	10.57%

Comparative benchmark(s)
Russell 1000® Value Index (f)		2.80%	9.74%	10.50%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Value Index (h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

(h)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.71%	$1,000.00	$1,193.07	$3.91
	Hypothetical (h)	0.71%	$1,000.00	$1,021.57	$3.61
Service Class	Actual	0.96%	$1,000.00	$1,191.28	$5.29
	Hypothetical (h)	0.96%	$1,000.00	$1,020.31	$4.88

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.7%
Aerospace – 6.4%
Honeywell International, Inc.	325,379	$69,208,113
Lockheed Martin Corp.	67,253	23,873,470
Northrop Grumman Corp.	156,573	47,710,925
Raytheon Technologies Corp.	230,540	16,485,915

		$157,278,423

Alcoholic Beverages – 1.4%
Diageo PLC	886,204	$35,023,762

Brokerage & Asset Managers – 3.5%
BlackRock, Inc.	48,955	$35,322,991
NASDAQ, Inc.	270,415	35,894,887
T. Rowe Price Group, Inc.	97,292	14,729,036

		$85,946,914

Business Services – 6.4%
Accenture PLC, “A”	251,667	$65,737,937
Equifax, Inc.	122,026	23,531,494
Fidelity National Information Services, Inc.	227,362	32,162,628
Fiserv, Inc. (a)	312,550	35,586,943

		$157,019,002

Cable TV – 3.4%
Comcast Corp., “A”	1,569,472	$82,240,333

Chemicals – 1.8%
PPG Industries, Inc.	304,893	$43,971,668

Construction – 3.6%
Masco Corp.	368,140	$20,221,930
Otis Worldwide Corp.	115,269	7,786,421
Sherwin-Williams Co.	40,479	29,748,422
Stanley Black & Decker, Inc.	164,756	29,418,831

		$87,175,604

Consumer Products – 1.5%
Colgate-Palmolive Co.	64,453	$5,511,376
Kimberly-Clark Corp.	150,056	20,232,051
Reckitt Benckiser Group PLC	124,044	11,097,212

		$36,840,639

Electrical Equipment – 1.1%
Johnson Controls International PLC	576,054	$26,838,356

Electronics – 5.2%
Analog Devices, Inc.	128,767	$19,022,749
Intel Corp.	409,089	20,380,814
NXP Semiconductors N.V.	160,555	25,529,851
Texas Instruments, Inc.	386,186	63,384,708

		$128,318,122

Energy – Independent – 1.5%
ConocoPhillips	388,333	$15,529,437
EOG Resources, Inc.	205,446	10,245,592
Pioneer Natural Resources Co.	86,728	9,877,452

		$35,652,481

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Energy – Integrated – 0.5%
Chevron Corp.	151,757	$12,815,879

Food & Beverages – 3.7%
Archer Daniels Midland Co.	291,225	$14,680,653
Danone S.A.	126,128	8,283,571
J.M. Smucker Co.	56,077	6,482,501
Nestle S.A.	367,662	43,298,814
PepsiCo, Inc.	119,390	17,705,537

		$90,451,076

Gaming & Lodging – 0.4%
Marriott International, Inc., “A”	72,121	$9,514,202

Health Maintenance Organizations – 2.2%
Cigna Corp.	260,200	$54,168,436

Insurance – 8.2%
Aon PLC	268,579	$56,742,685
Chubb Ltd.	341,392	52,547,057
Marsh & McLennan Cos., Inc.	393,423	46,030,491
Travelers Cos., Inc.	325,132	45,638,779

		$200,959,012

Machinery & Tools – 4.3%
Eaton Corp. PLC	305,691	$36,725,717
Illinois Tool Works, Inc.	210,366	42,889,420
Trane Technologies PLC	185,422	26,915,857

		$106,530,994

Major Banks – 8.0%
Goldman Sachs Group, Inc.	129,821	$34,235,096
JPMorgan Chase & Co.	855,921	108,761,882
Morgan Stanley	131,861	9,036,434
PNC Financial Services Group, Inc.	189,734	28,270,366
State Street Corp.	203,799	14,832,491

		$195,136,269

Medical & Health Technology & Services – 0.9%
McKesson Corp.	130,308	$22,663,167

Medical Equipment – 8.9%
Abbott Laboratories	332,364	$36,390,534
Boston Scientific Corp. (a)	579,824	20,844,673
Danaher Corp.	187,014	41,543,290
Medtronic PLC	621,051	72,749,914
Thermo Fisher Scientific, Inc.	99,732	46,453,171

		$217,981,582

Other Banks & Diversified Financials – 6.3%
American Express Co.	244,553	$29,568,903
Citigroup, Inc.	815,494	50,283,360
Moody’s Corp.	47,274	13,720,806
Truist Financial Corp.	503,464	24,131,030
U.S. Bancorp	767,797	35,771,662

		$153,475,761

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – 7.3%
Johnson & Johnson	601,324	$94,636,371
Merck & Co., Inc.	391,596	32,032,553
Pfizer, Inc.	1,109,951	40,857,296
Roche Holding AG	33,890	11,828,770

		$179,354,990

Railroad & Shipping – 2.2%
Canadian National Railway Co.	145,458	$15,978,561
Union Pacific Corp.	182,605	38,022,013

		$54,000,574

Real Estate – 0.3%
Public Storage, Inc., REIT	37,507	$8,661,492

Specialty Chemicals – 0.9%
DuPont de Nemours, Inc.	294,722	$20,957,681

Specialty Stores – 1.3%
Lowe’s Cos., Inc.	193,614	$31,076,983

Telephone Services – 0.4%
Verizon Communications, Inc.	181,307	$10,651,786

Tobacco – 0.5%
Philip Morris International, Inc.	144,361	$11,951,647

Utilities – Electric Power – 6.6%
American Electric Power Co., Inc.	236,029	$19,654,135
Dominion Energy, Inc.	392,291	29,500,283
Duke Energy Corp.	594,548	54,436,815

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – continued
Southern Co.	728,753	$44,767,297
Xcel Energy, Inc.	204,673	13,645,549

		$162,004,079

Total Common Stocks (Identified Cost, $1,306,321,948)		$2,418,660,914

INVESTMENT COMPANIES (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $30,323,177)	30,323,177	$30,323,177

OTHER ASSETS, LESS LIABILITIES – 0.1%		1,585,369

NET ASSETS – 100.0%		$2,450,569,460

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $30,323,177 and $2,418,660,914, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,306,321,948)	$2,418,660,914
Investments in affiliated issuers, at value (identified cost, $30,323,177)	30,323,177
Cash	98,274
Receivables for
Investments sold	207,867
Fund shares sold	526,601
Dividends	3,736,954
Other assets	8,313
Total assets	$2,453,562,100

Liabilities
Payables for
Investments purchased	$229,268
Fund shares reacquired	2,473,682
Payable to affiliates
Investment adviser	72,672
Administrative services fee	1,590
Shareholder servicing costs	609
Distribution and/or service fees	17,119
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	197,689
Total liabilities	$2,992,640
Net assets	$2,450,569,460

Net assets consist of
Paid-in capital	$1,252,265,178
Total distributable earnings (loss)	1,198,304,282
Net assets	$2,450,569,460
Shares of beneficial interest outstanding	121,493,571

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,183,318,002	58,010,800	$20.40
Service Class	1,267,251,458	63,482,771	19.96

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$51,126,892
Income on securities loaned	158,599
Dividends from affiliated issuers	153,247
Other	53,726
Foreign taxes withheld	(408,412)
Total investment income	$51,084,052
Expenses
Management fee	$15,144,489
Distribution and/or service fees	2,877,807
Shareholder servicing costs	48,487
Administrative services fee	297,290
Independent Trustees’ compensation	36,964
Custodian fee	116,789
Shareholder communications	182,986
Audit and tax fees	59,338
Legal fees	15,629
Miscellaneous	48,324
Total expenses	$18,828,103
Reduction of expenses by investment adviser	(476,806)
Net expenses	$18,351,297
Net investment income (loss)	$32,732,755

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$59,484,158
Affiliated issuers	(9,521)
Foreign currency	(39,830)
Net realized gain (loss)	$59,434,807
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$16,522,871
Translation of assets and liabilities in foreign currencies	111,665
Net unrealized gain (loss)	$16,634,536
Net realized and unrealized gain (loss)	$76,069,343
Change in net assets from operations	$108,802,098

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$32,732,755	$32,574,207
Net realized gain (loss)	59,434,807	103,173,679
Net unrealized gain (loss)	16,634,536	413,709,693
Change in net assets from operations	$108,802,098	$549,457,579
Total distributions to shareholders	$(132,057,054)	$(138,541,235)
Change in net assets from fund share transactions	$249,518,336	$(138,202,942)
Total change in net assets	$226,263,380	$272,713,402

Net assets
At beginning of period	2,224,306,080	1,951,592,678
At end of period	$2,450,569,460	$2,224,306,080

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$20.95	$17.30	$20.92	$18.90	$18.39

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.33	$0.41	$0.30	$0.38	(c)
Net realized and unrealized gain (loss)	0.29	4.68	(2.32)	2.93	2.16
Total from investment operations	$0.60	$5.01	$(1.91)	$3.23	$2.54

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.44)	$(0.32)	$(0.40)	$(0.42)
From net realized gain	(0.85)	(0.92)	(1.39)	(0.81)	(1.61)
Total distributions declared to shareholders	$(1.15)	$(1.36)	$(1.71)	$(1.21)	$(2.03)
Net asset value, end of period (x)	$20.40	$20.95	$17.30	$20.92	$18.90
Total return (%) (k)(r)(s)(x)	3.48	29.80	(10.09)	17.65	14.09	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.73	0.74	0.73	(c)
Expenses after expense reductions (f)	0.71	0.72	0.72	0.73	0.72	(c)
Net investment income (loss)	1.64	1.67	2.02	1.51	2.02	(c)
Portfolio turnover	17	13	8	10	15
Net assets at end of period (000 omitted)	$1,183,318	$945,183	$823,744	$996,794	$968,078

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$20.52	$16.96	$20.55	$18.59	$18.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.27	$0.35	$0.25	$0.33	(c)
Net realized and unrealized gain (loss)	0.29	4.59	(2.28)	2.87	2.11
Total from investment operations	$0.54	$4.86	$(1.93)	$3.12	$2.44

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.38)	$(0.27)	$(0.35)	$(0.36)
From net realized gain	(0.85)	(0.92)	(1.39)	(0.81)	(1.61)
Total distributions declared to shareholders	$(1.10)	$(1.30)	$(1.66)	$(1.16)	$(1.97)
Net asset value, end of period (x)	$19.96	$20.52	$16.96	$20.55	$18.59
Total return (%) (k)(r)(s)(x)	3.22	29.51	(10.36)	17.35	13.78	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.98	0.99	0.98	(c)
Expenses after expense reductions (f)	0.96	0.97	0.97	0.98	0.97	(c)
Net investment income (loss)	1.38	1.42	1.77	1.26	1.78	(c)
Portfolio turnover	17	13	8	10	15
Net assets at end of period (000 omitted)	$1,267,251	$1,279,123	$1,127,848	$1,398,374	$1,302,307

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities

14

MFS Value Series

Notes to Financial Statements – continued

in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,267,620,373	$—	$—	$2,267,620,373
Switzerland	55,127,584	—	—	55,127,584
United Kingdom	11,097,212	35,023,762	—	46,120,974
Netherlands	25,529,851	—	—	25,529,851
Canada	15,978,561	—	—	15,978,561
France	8,283,571	—	—	8,283,571
Mutual Funds	30,323,177	—	—	30,323,177
Total	$2,413,960,329	$35,023,762	$—	$2,448,984,091

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

15

MFS Value Series

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$34,922,070	$42,575,241
Long-term capital gains	97,134,984	95,965,994
Total distributions	$132,057,054	$138,541,235

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$1,342,733,510
Gross appreciation	1,119,654,614
Gross depreciation	(13,404,033)
Net unrealized appreciation (depreciation)	$1,106,250,581

Undistributed ordinary income	32,690,653
Undistributed long-term capital gain	59,232,794
Other temporary differences	130,254

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$64,613,595	$59,678,116
Service Class	67,443,459	78,863,119
Total	$132,057,054	$138,541,235

16

MFS Value Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $239,237, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.68% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.71% of average daily net assets for the Initial Class shares and 0.96% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $237,569, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $46,583, which equated to 0.0021% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,904.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,972,645 and $2,086,055, respectively. The sales transactions resulted in net realized gains (losses) of $379,954.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $53,436, which is included in “Other” income in the Statement of Operations.

17

MFS Value Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $506,931,656 and $359,728,785, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	17,458,957	$326,082,166	3,030,553	$59,564,452
Service Class	10,385,417	178,855,955	4,216,291	80,005,530
	27,844,374	$504,938,121	7,246,844	$139,569,982

Shares issued to shareholders in reinvestment of distributions
Initial Class	3,496,407	$64,613,595	3,169,311	$59,678,116
Service Class	3,726,158	67,443,459	4,272,108	78,863,119
	7,222,565	$132,057,054	7,441,419	$138,541,235

Shares reacquired
Initial Class	(8,069,039)	$(151,590,113)	(8,697,665)	$(171,759,644)
Service Class	(12,963,112)	(235,886,726)	(12,637,014)	(244,554,515)
	(21,032,151)	$(387,476,839)	(21,334,679)	$(416,314,159)

Net change
Initial Class	12,886,325	$239,105,648	(2,497,801)	$(52,517,076)
Service Class	1,148,463	10,412,688	(4,148,615)	(85,685,866)
	14,034,788	$249,518,336	(6,646,416)	$(138,202,942)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 5%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $10,009 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$25,583,427	$455,496,437	$450,747,166	$(9,521)	$—	$30,323,177

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$153,247	$—

18

MFS Value Series

Notes to Financial Statements – continued

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Value Series (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

22

MFS Value Series

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Katherine Cannan Nevin Chitkara

23

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Value Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

24

MFS Value Series

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

25

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $106,849,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2020 and 2019, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Global Equity Series	47,930	47,102
MFS Growth Series	48,788	47,946
MFS Investors Trust Series	47,930	47,102
MFS Mid Cap Growth Series	47,930	47,102
MFS New Discovery Series	47,930	47,102
MFS Research Series	48,896	48,052
MFS Total Return Bond Series	68,598	67,425
MFS Total Return Series	67,571	66,415
MFS Utilities Series	48,039	47,209
MFS Value Series	48,788	47,946

Total	522,400	513,401

For the fiscal years ended December 31, 2020 and 2019, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Global Equity Series	2,400	2,400	5,951	5,458	0	0
To MFS Growth Series	2,400	2,400	6,201	5,458	0	0
To MFS Investors Trust Series	2,400	2,400	6,201	5,458	0	0
To MFS Mid Cap Growth Series	2,400	2,400	5,951	5,458	0	0
To MFS New Discovery Series	2,400	2,400	5,951	5,458	0	0
To MFS Research Series	2,400	2,400	6,201	5,458	0	0
To MFS Total Return Bond Series	2,400	2,400	6,201	5,458	0	0
To MFS Total Return Series	2,400	2,400	6,201	5,458	0	0
To MFS Utilities Series	2,400	2,400	5,951	5,458	0	0
To MFS Value Series	2,400	2,400	5,951	5,458	0	0
Total fees billed by Deloitte to above Funds:	24,000	24,000	60,760	54,580	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Equity Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Growth Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Investors Trust Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS New Discovery Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Research Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Total Return Bond Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Total Return Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Utilities Series*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Value Series*	0	0	0	0	5,390	3,790

	Aggregate fees for non-audit services:
	2020	2019
Fees billed by Deloitte:
To MFS Global Equity Series, MFS and MFS Related Entities#	557,491	361,648
To MFS Growth Series, MFS and MFS Related Entities#	557,741	361,648
To MFS Investors Trust Series, MFS and MFS Related Entities#	557,741	361,648
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	557,491	361,648
To MFS New Discovery Series, MFS and MFS Related Entities#	557,491	361,648
To MFS Research Series, MFS and MFS Related Entities#	557,741	361,648
To MFS Total Return Bond Series, MFS and MFS Related Entities#	557,741	361,648
To MFS Total Return Series, MFS and MFS Related Entities#	557,741	361,648
To MFS Utilities Series, MFS and MFS Related Entities#	557,491	361,648
To MFS Value Series, MFS and MFS Related Entities#	557,491	361,648

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date:    February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 16, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 16, 2021

*	Print name and title of each signing officer under his or her signature.